                      STATEMENT OF ADDITIONAL INFORMATION
                                February 28, 2006

                              DELAWARE POOLED TRUST

                               2005 Market Street
                           Philadelphia, PA 19103-7094

     This Statement of Additional Information ("Part B") describes the shares of the following  portfolios:  The Large-Cap  Growth  Equity,  The Large-Cap  Value
Equity,  The Mid-Cap  Growth  Equity,  The Small-Cap  Growth  Equity,  The Focus
Smid-Cap Growth Equity (formerly,  The Small-Cap Growth II Equity), The Smid-Cap
Growth Equity,  The Real Estate  Investment  Trust,  The Real Estate  Investment
Trust II, The All-Cap Growth Equity,  The  Intermediate  Fixed Income,  The Core
Focus  Fixed  Income,  The  High-Yield  Bond,  The Core Plus Fixed  Income,  The
International  Equity,  The Labor  Select  International  Equity,  The  Emerging
Markets,  The Global Fixed Income and The International  Fixed Income Portfolios
(each a "Portfolio"  and  collectively,  the  "Portfolios").  The Portfolios are series of the Delaware  Pooled Trust (the  "Trust").  Except for The Real Estate
Investment Trust Portfolio,  each Portfolio offers a single class of shares. The
Delaware  REIT Fund of The Real Estate  Investment  Trust  Portfolio  offers six classes of shares:  Class A, Class B, Class C, Class R, Institutional  Class and
Portfolio  Class  Shares.   The  Portfolios'   investment  advisor  is  Delaware
Management  Company,  a  series  of  Delaware  Management  Business  Trust  (the
"Manager").  Mondrian Investment Partners,  Ltd. ("Mondrian") (formerly known as
Delaware International Advisers Ltd.) serves as sub-advisor to The International
Equity, The Labor Select International  Equity, The Emerging Markets, The Global
Fixed Income and The International Fixed Income Portfolios.

     This  Part  B  supplements  the   information   contained  in  the  current
Prospectuses  for the  Portfolios  each dated  February 28, 2006, as they may be amended from time to time.  This Part B should be read in  conjunction  with the applicable  Prospectus.  This Part B is not itself a  prospectus  but is, in its entirety,  incorporated by reference into each  Prospectus.  A Prospectus may be
obtained  by  contacting  the   Portfolios'   national   distributor,   Delaware
Distributors, L.P. (the "Distributor"),  at 2005 Market Street, Philadelphia, PA
19103-7094  or by calling 800 523-1918 (for the Delaware REIT Fund Class A, B, C
and R Shares of The Real Estate Investment Trust Portfolio) or 800 510-4015 (for
the Delaware REIT Fund  Institutional  Class of the Real Estate Investment Trust
Portfolio and all other Portfolios).  The Portfolios' financial statements,  the notes  relating  thereto,  the  financial  highlights  and  the  report  of  the independent registered public accounting firm are incorporated by reference from the Annual Report into this Part B. The Annual Report will accompany any request for this Part B. The Annual Report can be obtained,  without charge,  by writing to Delaware  Pooled Trust at 2005 Market  Street,  Philadelphia,  PA 19103-7094,
Attn: Client Services or by calling the Trust at 800 231-8002.

                                TABLE OF CONTENTS

                             Page                                      Page
Cover Page                    1          Purchasing Shares             70
Fund History                  2          Investment Plans              82
Investment Restrictions       2          Determining Offering Price
Investment Strategies                      and Net Asset Value         86
  and Risks                   9          Redemption and Exchange       88
Disclosure of Portfolio                  Dividends, Distributions
  Holdings                   38            and Taxes                   98
Management of the Trust      39          Performance Information      105
Investment Advisor and                   Financial Statements         106
  Other Service Providers    50          Principal Holders            106
Portfolio Managers           56          Appendix A- Description of   116
Trading Practices and                      Ratings
  Brokerage                  66
Capital Stock                69

                                  FUND HISTORY

     The Trust was originally  organized under the laws of the State of Maryland on May 30, 1991.  On December 15, 1999,  the Trust  completed a  re-organization that changed its state and form of organization from a Maryland corporation to a
Delaware statutory trust.

Classification
     The Trust is an open-end management investment company. Except for The Real
Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II
(which  Portfolios  together  may be referred to as "The Real Estate  Investment
Trust Portfolios"),  The Global Fixed Income Portfolio,  The International Fixed
Income  Portfolio  and  The  Emerging  Markets  Portfolio,   each  Portfolio  is
diversified  as defined by the  Investment  Company Act of 1940, as amended (the
"1940  Act").  The Real  Estate  Investment  Trust  Portfolio,  The Real  Estate
Investment  Trust  Portfolio  II,  The  Global  Fixed  Income   Portfolio,   The
International  Fixed Income  Portfolio  and The Emerging  Markets  Portfolio are
non-diversified as defined by the 1940 Act.

                             INVESTMENT RESTRICTIONS

Investment Objectives
     The investment  objectives of all the  Portfolios,  except The Labor Select
International Equity Portfolio, are non-fundamental,  and may be changed without shareholder  approval.  However,  the Trust's Board of Trustees must approve any changes to non-fundamental  investment  objectives and the appropriate Portfolio will notify shareholders prior to a material change in a Portfolio's  objective.
The investment  objective of The Labor Select  International Equity Portfolio is
fundamental and may not be changed without shareholder approval.

Fundamental Investment Restrictions
     The Trust has adopted the following restrictions for each of the Portfolios
(except where otherwise  noted) which cannot be changed without  approval by the holders of a "majority of the outstanding  voting  securities" of the respective
Portfolio,  which is the vote of:  (i) more than 50% of the  outstanding  voting securities of the Portfolio; or (ii) 67% or more of the voting securities of the
Portfolio  present  at a  meeting,  if  the  holders  of  more  than  50% of the outstanding voting securities are present or represented by proxy,  whichever is less. The percentage  limitations contained in the restrictions and policies set forth herein apply at the time a Portfolio purchases securities.

     Each Portfolio, other than The Labor Select International Equity Portfolio, shall not:

     1. With respect to each Portfolio,  except The Real Estate Investment Trust
Portfolios, make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers  primarily  engaged in the same industry,  provided that this restriction does not limit the Portfolio from investing in obligations issued or guaranteed by the U.S. government,  its agencies or instrumentalities, or in  tax-exempt  securities  or  certificates  of  deposit.  The  Real  Estate
Investment Trust Portfolios will concentrate their respective investments in the real  estate  industry.  Each of The Real  Estate  Investment  Trust  Portfolios
otherwise shall not make investments that will result in the  concentration  (as that term may be defined in the 1940 Act, any rule or order  thereunder,  or SEC staff  interpretation  thereof) of its  investments in the securities of issuers primarily engaged in the same industry,  provided that this restriction does not limit the Portfolio from  investing in  obligations  issued or guaranteed by the
U.S. government, its agencies or instrumentalities,  or in tax-exempt securities or certificates of deposit.

     2. Borrow  money or issue  senior  securities,  except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

     3.  Underwrite the  securities of other issuers,  except that the Portfolio may engage in transactions  involving the acquisition,  disposition or resale of its portfolio  securities,  under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act").

     4. With respect to each  Portfolio,  purchase or sell real  estate,  unless acquired  as a result  of  ownership  of  securities  or other  instruments  and provided that this  restriction does not prevent the Portfolio from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

     5. Purchase or sell physical  commodities,  unless  acquired as a result of ownership of securities or other  instruments and provided that this restriction does not prevent the Portfolio from engaging in transactions  involving  futures contracts  and options  thereon or investing in  securities  that are secured by physical commodities.

     6.  Make  loans,  provided  that  this  restriction  does not  prevent  the
Portfolio from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

     The Labor Select International Equity Portfolio shall not:

     1. Make loans,  except to the extent  that  purchases  of debt  obligations
(including repurchase agreements), in accordance with the Portfolio's investment objective and policies,  are considered loans, and except that the Portfolio may loan  up to  25%  of  its  respective  assets  to  qualified  broker/dealers  or institutional  investors for their use relating to short sales or other security transactions.

     2. Purchase or sell real estate or real estate  limited  partnerships,  but this shall not  otherwise  prevent a  Portfolio  from  investing  in  securities secured by real estate or interests therein.

     3. Engage in the  underwriting of securities of other issuers,  except that in connection with the disposition of a security, the Portfolio may be deemed to be an "underwriter" as that term is defined in the 1933 Act.

     4. Make any  investment  which  would  cause more than 25% of the market or other fair value of its respective total assets to be invested in the securities of issuers all of which conduct their principal business  activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     5. Purchase or sell commodities or commodity contracts.

     6. Enter into futures contracts or options thereon.

     7. Make short sales of securities, or purchase securities on margin.

     8.  Purchase or retain the  securities  of any issuer which has an officer, director  or  security  holder who is a  director  or officer of the Trust or of either of the investment  advisors if, or so long as, the

directors and officers of the Trust and of the investment  advisors together own beneficially more than 5% of any class of securities of such issuer.

     9.  Invest  in  interests  in oil,  gas and other  mineral  leases or other mineral exploration or development programs.

     10. Borrow money, except as a temporary measure for extraordinary  purposes or to facilitate redemptions.  Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of its respective net assets, asset  coverage  of at least  300% is  required.  In the event  that such  asset coverage  shall at any time fall below 300%, the Portfolio  shall,  within three days thereafter (not including  Sunday or holidays) or such longer period as the
SEC may prescribe by rules and regulations,  reduce the amount of its borrowings to such an extent that the asset coverage of such  borrowings  shall be at least
300%.  No  investment  securities  will be purchased  while the Portfolio has an outstanding  borrowing.  The  Portfolio  will not  pledge  more  than 10% of its respective  net assets.  The  Portfolio  will not issue  senior  securities  (as defined in the 1940 Act), except for notes to banks.

     11. As to 75% of its  respective  total assets,  invest more than 5% of its respective  total  assets  in the  securities  of any  one  issuer  (other  than obligations  issued  or  guaranteed  by the U.S.  government,  its  agencies  or instrumentalities).

     In addition to the  restrictions  set forth above,  in connection  with the qualification  of the  Portfolio's  shares  for  sale  in  certain  states,  the
Portfolio  may not invest in warrants if such  warrants,  valued at the lower of cost or market,  would  exceed 5% of the value of the  Portfolio's  net  assets.
Included within such amount,  but not to exceed 2% of the Portfolio's net assets may be warrants  which are not listed on the New York Stock Exchange or American
Stock  Exchange.  Warrants  acquired  by the  Portfolio  in units or attached to securities may be deemed to be without value.

Non-fundamental Investment Restrictions
     In  addition  to  the  fundamental  policies  and  investment  restrictions described above, and the various general  investment  policies  described in the
Prospectuses,  each Portfolio, except as noted, will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees, as appropriate, without shareholder approval.

     Each Portfolio, other than The Labor Select International Equity Portfolio:

     1.  Is  permitted  to  invest  in  other  investment  companies,  including open-end,  closed-end or unregistered  investment  companies,  either within the percentage  limits set forth in the 1940 Act, any rule or order  thereunder,  or
SEC staff  interpretation  thereof,  or without  regard to percentage  limits in connection  with  a  merger,  reorganization,  consolidation  or  other  similar transaction.  However,  none of the  Portfolios may operate as a "fund of funds"
which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

     2. May not invest  more than 15% of its net assets in  securities  which it cannot sell or dispose of in the ordinary  course of business  within seven days at approximately the value at which the Portfolio has valued the investment.

     The Large-Cap Value Equity Portfolio,  The Mid-Cap Growth Equity Portfolio,
The  Small-Cap  Growth  Equity  Portfolio,  The  Focus  Smid-Cap  Growth  Equity
Portfolio,  The Smid-Cap  Growth Equity  Portfolio,  The Real Estate  Investment
Trust  Portfolios,   The  International  Equity  Portfolio,   The  Labor

Select International Equity Portfolio,  The Intermediate Fixed Income Portfolio,
The  High-Yield  Bond  Portfolio,  The Global  Fixed  Income  Portfolio  and The
International Fixed Income Portfolio shall not:

     1. Make loans,  except to the extent  that  purchases  of debt  obligations
(including repurchase  agreements),  in accordance with a Portfolio's investment objective and policies, are considered loans, and except that each Portfolio may loan  up to  25%  of  its  respective  assets  to  qualified  broker/dealers  or institutional  investors for their use relating to short sales or other security transactions.

     2. Purchase or sell real estate or real estate  limited  partnerships,  but this shall not  otherwise  prevent a  Portfolio  from  investing  in  securities secured by real  estate or  interests  therein  and except  that The Real Estate
Investment  Trust  Portfolios may each own real estate directly as a result of a default on securities the Portfolio owns.

     3. Engage in the  underwriting of securities of other issuers,  except that in connection with the  disposition of a security,  a Portfolio may be deemed to be an "underwriter" as that term is defined in the 1933 Act.

     4. Make any  investment  which  would  cause more than 25% of the market or other fair value of its respective total assets to be invested in the securities of issuers all of which conduct their principal business  activities in the same industry,  except that each of The Real Estate Investment Trust Portfolios shall invest in excess of 25% of its total assets in the  securities of issuers in the real estate industry.  This restriction does not apply to obligations  issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     5. Purchase or sell  commodities  or commodity  contracts,  except that The
Mid-Cap Growth Equity  Portfolio,  The Real Estate  Investment Trust Portfolios,
The  Intermediate  Fixed Income  Portfolio  and The  International  Fixed Income
Portfolio may enter into futures  contracts and may purchase and sell options on futures  contracts in  accordance  with the  applicable  Prospectus,  subject to investment restriction 6 below.

     6. Enter into futures contracts or options thereon, except that The Mid-Cap
Growth  Equity  Portfolio,  The Real Estate  Investment  Trust  Portfolios,  The
Intermediate Fixed Income Portfolio and The International Fixed Income Portfolio
may each enter into futures contracts and options thereon to the extent that not more than 5% of its assets are required as futures  contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of its total assets.

     7. Make short sales of securities, or purchase securities on margin, except that The Mid-Cap  Growth  Equity  Portfolio,  The Real Estate  Investment  Trust
Portfolios  and The  International  Fixed Income  Portfolio  may satisfy  margin requirements with respect to futures transactions.

     8.  Purchase or retain the  securities  of any issuer which has an officer, director  or  security  holder who is a  director  or officer of the Trust or of either the Manager or Mondrian if, or so long as, the  directors and officers of the Trust and of either the Manager or Mondrian  together own beneficially  more than 5% of any class of securities of such issuer.

     9.  Invest  in  interests  in oil,  gas and other  mineral  leases or other mineral exploration or development programs.

     10. Borrow money, except as a temporary measure for extraordinary  purposes or to facilitate redemptions.  Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5%

of the value of its  respective  net assets,  asset coverage of at least 300% is required.  In the event  that such asset  coverage  shall at any time fall below
300%, a Portfolio  shall,  within three days thereafter (not including Sunday or holidays)  or  such  longer  period  as the  SEC  may  prescribe  by  rules  and regulations,  reduce the  amount of its  borrowings  to such an extent  that the asset  coverage  of such  borrowings  shall  be at  least  300%.  No  investment securities will be purchased while a Portfolio has an outstanding  borrowing.  A
Portfolio  will  not  pledge  more  than 10% of its  respective  net  assets.  A
Portfolio  will not issue senior  securities as defined in the 1940 Act,  except for notes to banks.

     In addition to the  restrictions  set forth above,  in connection  with the qualification  of a Portfolio's  shares for sale in certain states,  a Portfolio may not  invest in  warrants  if such  warrants,  valued at the lower of cost or market,  would  exceed 5% of the value of a  Portfolio's  net  assets.  Included within  such  amount,  but not to exceed 2% of a  Portfolio's  net assets may be warrants  which are not listed on the New York Stock  Exchange or American Stock
Exchange.  Warrants  acquired by a Portfolio in units or attached to  securities may be deemed to be without value.

     The Large-Cap Value Equity Portfolio,  The Mid-Cap Growth Equity Portfolio,
The  Small-Cap  Growth  Equity  Portfolio,  The  Focus  Smid-Cap  Growth  Equity
Portfolio,  The Smid-Cap  Growth  Equity  Portfolio,  The  International  Equity
Portfolio,  The  Intermediate  Fixed Income  Portfolio,  The Global Fixed Income
Portfolio and, only where noted, The High-Yield Bond Portfolio shall not:

     1. As to 75% of its  respective  total  assets,  invest more than 5% of its respective  total  assets  in the  securities  of any  one  issuer  (other  than obligations  issued  or  guaranteed  by the U.S.  government,  its  agencies  or instrumentalities).  This  restriction  shall also apply to The High-Yield  Bond
Portfolio.  This restriction  shall apply to only 50% of the total assets of The
Global Fixed Income Portfolio.

     2. Invest in securities of other investment  companies,  except by purchase in  the  open  market  involving  only  customary  brokers'  commissions  or  in connection with a merger, consolidation or other acquisition or as may otherwise be permitted by the 1940 Act.

     3.  Purchase  more than 10% of the  outstanding  voting  securities  of any issuer,  or invest  in  companies  for the  purpose  of  exercising  control  or management.

     4. Write,  purchase or sell options,  puts,  calls or combinations  thereof with respect to securities, except that The Mid-Cap Growth Equity Portfolio may:
(a) write covered call options with respect to any or all parts of its portfolio securities;  (b) purchase  call options to the extent that the premiums  paid on all outstanding  call options do not exceed 2% of the Portfolio's  total assets;
(c) write  secured put options;  and (d) purchase put options,  if the Portfolio owns  the  security  covered  by the put  option  at the time of  purchase,  and provided that premiums paid on all put options  outstanding  do not exceed 2% of its  total  assets.  The  Portfolio  may  sell  call or put  options  previously purchased  and enter into closing  transactions  with respect to the  activities noted above.

     5.  Invest  more than 5% of the  value of its  respective  total  assets in securities of companies less than three years old. Such three-year  period shall include the operation of any predecessor company or companies.

     6.  Invest  more than 10% of its  respective  total  assets  in  repurchase agreements maturing in more than seven days and other illiquid assets.

     For  purposes  of  investment  restriction  6,  it is the  Trust's  policy, changeable  without  shareholder vote, that "illiquid assets" include securities of foreign issuers which are not listed on a recognized U.S. or foreign  exchange and for which a bona fide market does not exist at the time of purchase or subsequent valuation.

     The Small-Cap  Growth Equity  Portfolio,  The Focus Smid-Cap  Growth Equity
Portfolio and The Smid-Cap  Growth Equity  Portfolio  each reserves the right to operate in a "master-feeder" structure, that is, to invest its assets in another mutual  fund  with the  same  investment  objective  and  substantially  similar investment policies as those of the respective Portfolio.  Each Portfolio has no present intention to operate in a master-feeder  structure;  however, should the
Board of Trustees approve the implementation of a master-feeder  structure for a
Portfolio,  shareholders will be notified prior to the implementation of the new structure.

     Except  as noted  below,  each of The  Labor  Select  International  Equity
Portfolio,  The Real Estate  Investment  Trust  Portfolios,  The High-Yield Bond
Portfolio and The International Fixed Income Portfolio shall not:

     1. As to 50% of the respective  total assets of The Real Estate  Investment
Trust Portfolios and The International Fixed Income Portfolio,  invest more than
5% of its  respective  total assets in the  securities  of any one issuer (other than obligations  issued or guaranteed by the U.S.  government,  its agencies or instrumentalities).

     2. Invest in securities of other investment  companies,  except by purchase in  the  open  market  involving  only  customary  brokers'  commissions  or  in connection with a merger, consolidation or other acquisition or as may otherwise be permitted by the 1940 Act.

     3.  Invest  more than 5% of the  value of its  respective  total  assets in securities of companies  less than three years old. Such  three-year  old period shall  include the  operation  of any  predecessor  company or  companies.  This restriction  shall not apply to The Real Estate  Investment Trust Portfolios and their investments in the securities of real estate investment trusts.

     4.  Purchase  more than 10% of the  outstanding  voting  securities  of any issuer,  or invest  in  companies  for the  purpose  of  exercising  control  or management.

     5. Write,  purchase or sell options,  puts,  calls or combinations  thereof with respect to securities, except that each of The Real Estate Investment Trust
Portfolios  may: (a) write covered call options with respect to any or all parts of its  portfolio  securities;  (b) purchase call options to the extent that the premiums  paid  on  all  outstanding  call  options  do  not  exceed  2% of  the
Portfolio's  total assets;  (c) write secured put options;  and (d) purchase put options,  if the  Portfolio  owns the security  covered by the put option at the time of purchase, and provided that premiums paid on all put options outstanding do not  exceed  2% of its  total  assets.  Each  Portfolio  may sell call or put options previously purchased and enter into closing transactions with respect to the activities noted above.

     6. Invest more than 15% of its respective  total assets,  determined at the time of purchase,  in repurchase agreements maturing in more than seven days and other illiquid assets.

     For purposes of  investment  restriction  6, it is the Trust's  policy that
"illiquid assets" include  securities of foreign issuers which are not listed on a recognized  U.S. or foreign  exchange and for which no bona fide market exists at the time of purchase.

     Except as noted below, The Emerging Markets Portfolio shall not:

     1. Invest 25% or more of its total assets in any one industry provided that there is no limitation  with respect to  investments  in  obligations  issued or guaranteed as to principal or interest by the U.S.  Government,  its agencies or instrumentalities.

     2. Make loans other than by the  purchase of all or a portion of a publicly or privately distributed issue of bonds,  debentures or other debt securities of the types  commonly  offered  publicly or privately  and  purchased by financial institutions (including repurchase agreements),  whether or not the purchase was made upon the original issuance of the securities, and except that the Portfolio may loan its assets to qualified broker/dealers or institutional investors.

     3. Engage in  underwriting  of  securities  of other  issuers,  except that portfolio securities,  including securities purchased in private placements, may be acquired under circumstances where, if sold, the Portfolio might be deemed to be an  underwriter  under the 1933 Act. No limit is placed on the  proportion of the Portfolio's assets which may be invested in such securities.

     4. Purchase or sell physical  commodities or physical commodity  contracts, including  physical  commodity options or futures contracts in a contract market or other futures market.

     5. Purchase or sell real estate;  provided that the Portfolio may invest in securities  secured by real estate or  interests  therein or issued by companies which invest in real estate or interests therein.

The percentage  limitations contained in the foregoing restrictions and policies for The Emerging Market Portfolio apply at the time a security is purchased.

Portfolio Turnover
     Portfolio  trading  will  be  undertaken  principally  to  accomplish  each
Portfolio's respective investment objective.  The Portfolios are free to dispose of portfolio  securities  at any time,  subject to  complying  with the Internal
Revenue Code and the 1940 Act, when changes in  circumstances or conditions make such a move  desirable  in  light  of  each  Portfolio's  respective  investment objective.  The  Portfolios  will not  attempt  to  achieve  or be  limited to a
predetermined  rate  of  portfolio  turnover.   Such  turnover  always  will  be
incidental to transactions  undertaken with a view to achieving each Portfolio's respective investment objective.

     The portfolio  turnover rate tells you the amount of trading  activity in a fund's portfolio.  A turnover rate of 100% would occur, for example, if all of a
Portfolio's investments held at the beginning of a year were replaced by the end of the year, or if a single investment was frequently  traded. The turnover rate also may be affected by cash  requirements from redemptions and repurchases of a
Portfolio's  shares. A high rate of portfolio  turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains. In investing to achieve its investment objective,  a Portfolio may hold securities for any period of time.

     The Large Cap Value  Equity,  The  International  Equity,  The Labor Select
International  Equity, The International  Fixed Income, The Global Fixed Income,
The Emerging  Markets,  The Small-Cap  Growth Equity,  The Focus Smid-Cap Growth
Equity,  The  Smid-Cap  Growth  Equity  and The  Real  Estate  Investment  Trust
Portfolios have generally had portfolio turnover rates below 100%. The Large-Cap
Growth Equity,  The Mid-Cap Growth Equity,  The Intermediate  Fixed Income,  The
High-Yield Bond, The Core Focus Fixed Income, The Core Plus Fixed Income and The
All-Cap  Growth  Equity  Portfolios  may be  expected  to engage  in active  and frequent trading of portfolio  securities,  which means that portfolio  turnover can be  expected  to exceed  100%.  The  High-Yield  Bond,  The Core Focus Fixed
Income,  The Intermediate Fixed Income and The Core Plus Fixed Income Portfolios
are expected to experience  portfolio turnover rates  significantly in excess of
100%.

     For the  last  two  fiscal  years,  the  portfolio  turnover  rates  of the
Portfolios were as follows:

Portfolio                                   October 31, 2005   October 31, 2004

The Large-Cap Growth Equity Portfolio(1)                N/A                N/A
The Large Cap Value Equity Portfolio                    49%                67%
The Mid-Cap Growth Equity Portfolio                     84%               113%
The International Equity Portfolio                      10%                 9%
The Global Fixed Income Portfolio                       50%                55%
The Labor Select International Equity Portfolio          7%                 6%
The Real Estate Investment Trust Portfolio              37%                43%
The Intermediate Fixed Income Portfolio(2)             212%               322%
The High-Yield Bond Portfolio(3)                       267%               391%
The International Fixed Income Portfolio                42%                57%
The Emerging Markets Portfolio                          48%                36%
The Small-Cap Growth Equity Portfolio                   61%                67%
The Focus Smid-Cap Growth Equity Portfolio              86%                75%
The Smid-Cap Growth Equity Portfolio(4)                 80%                N/A
The Real Estate Investment Trust Portfolio II           41%                52%
The Core Plus Fixed Income Portfolio(5)                620%               709%
The Core Focus Fixed Income Portfolio(6)               455%               914%
The All-Cap Growth Equity Portfolio(7)                 220%                99%

(1)  Commenced operations on November 1, 2005.
(2)  Due to a reduction in  volatility  in the fixed income  market during 2005, there were fewer trading  opportunities  that would benefit the  Portfolio.
     The lack of volatility in the market was the primary driver for the drop in turnover in the Portfolio.
(3)  See footnote 2.
(4)  Commenced operations on December 1, 2004.
(5)  See footnote 2.
(6)  Commenced  operations  on  July 1,  2004.  See  footnote  2  regarding  the explanation for the variation in the Portfolio's portfolio turnover rate.
(7)  The All-Cap Growth Equity Portfolio's  portfolio holdings were repositioned when there was a change in its  portfolio  managers,  which  resulted in an increased portfolio turnover rate.

                         INVESTMENT STRATEGIES AND RISKS

Asset-Backed Securities
     The  Intermediate  Fixed  Income,  The Core Focus Fixed Income and The Core
Plus  Fixed  Income  Portfolios  may each  invest a portion  of their  assets in asset-backed  securities.  All such  securities must be rated in one of the four highest  rating  categories by a reputable  credit  rating agency (e.g.,  BBB by
Standard & Poor's Group, a division of The McGraw-Hill Companies,  Inc. ("S&P"), or Baa by Moody's Investor  Services,  Inc.  ("Moody's")).  Such receivables are securitized in either a pass-through  or a pay-through  structure.  Pass-through securities  provide investors with an income stream consisting of both principal and interest  payments in respect of the  receivables  in the  underlying  pool.
Pay-through  asset-backed  securities are debt  obligations  issued usually by a special purpose entity,  which are collateralized by the various receivables and in which the payments on the underlying receivables provide the income stream to pay the debt service on the debt obligations issued.

     The rate of principal  payment on asset-backed  securities will be affected by the  principal  payments  received  on the  underlying  assets.  Such rate of payments may be affected by economic and various  other  factors such as changes in interest rates or the concentration of collateral in a particular  geographic area.  Therefore,  the yield may be  difficult  to predict  and actual  yield to maturity may be more or less than the anticipated yield to maturity.  The credit quality of most asset-backed  securities depends primarily on the credit quality of the assets  underlying  such  securities,  how well the entities  issuing the securities  are insulated  from the credit risk of the  originator or affiliated entities,  and the amount of credit support  provided to the securities.  Due to the shorter maturity of the collateral  backing such securities,  there tends to be less of a risk of substantial prepayment than with mortgage-backed securities but the risk of such a prepayment does exist.  Such  asset-backed  securities do however,  involve certain risks not associated with mortgage-backed  securities, including the risk that security interest cannot be adequately or in many cases, ever,  established and other risks which may be peculiar  classes of collateral.
For  example,  with  respect to credit card  receivables,  a number of state and federal  consumer  credit laws give debtors the right to set off certain amounts owed on the credit cards,  thereby reducing the outstanding balance. In the case of automobile receivables,  there is a risk that the holders may not have either a proper or first  security  interest  in all of the  obligations  backing  such receivables due to the large number of vehicles  involved in a typical  issuance
and  technical   requirements  under  state  laws.   Therefore,   recoveries  on
repossessed  collateral  may not always be available to support  payments on the securities.

     Asset-backed  securities are often backed by a pool of assets  representing the  obligations  of a number of  different  parties.  To lessen  the  effect of failures by obligors on underlying assets to make payments,  such securities may contain  elements  of  credit  support.  Such  credit  support  falls  into  two categories:  (i)  liquidity  protection,  and  (ii)  protection  against  losses resulting  from  ultimate  default  by an  obligor  on  the  underlying  assets.
Liquidity  protection  refers to the  provision  of  advances,  generally by the entity  administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely.  Protection  against losses resulting from ultimate  default  enhances the likelihood of payments of the  obligations on at least some of the assets in the pool.  Such  protection may be provided  through guarantees,  insurance  policies or letters of credit  obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such  approaches.  The  Portfolios  will not pay any additional  fees for such  credit  support,  although  the  existence  of credit support may increase the price of a security.

     Examples of credit support  arising out of the structure of the transaction include "senior-subordinated  securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne  first by the  holders of the  subordinated  class),  creation of "reserve funds"  (where  cash or  investments,  sometimes  funded  from a portion  of the payments on the underlying  assets,  are held in reserve  against future losses)
and "over collateralization"  (where the scheduled payments on, or the principal amount of, the  underlying  assets exceeds that required to make payments of the securities  and pay any servicing or other fees).  The degree of credit  support provided for each issue is generally based on historical  information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those  anticipated  could adversely  affect the return on an investment in such issue.

Brady Bonds
     The Global Fixed Income,  The  International  Fixed  Income,  The Core Plus
Fixed Income and The Emerging Markets  Portfolios may invest,  within the limits specified in the related  Prospectus,  in Brady Bonds and other  sovereign  debt securities  of  countries  that  have  restructured  or are in  the  process  of restructuring  sovereign  debt pursuant to the Brady Plan.  Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by then U.S.  Treasury  Secretary  Nicholas F. Brady in 1989, as a mechanism for
debtor  nations  to  restructure   their   outstanding   external   indebtedness

                                       10

(generally,  commercial bank debt). In restructuring its external debt under the
Brady Plan framework,  a debtor nation negotiates with its existing bank lenders
as  well  as  multilateral   institutions   such  as  the  World  Bank  and  the
International  Monetary Fund (the "IMF").  The Brady Plan  framework,  as it has developed,  contemplates  the exchange of commercial  bank debt for newly issued bonds (Brady Bonds).  The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other  arrangements  which enable the  debtor  nation  to  collateralize  the new  Brady  Bonds  or to  repurchase outstanding  bank debt at a discount.  Under these  arrangements  with the World
Bank  and/or  the  IMF,  debtor  nations  have  been  required  to  agree to the implementation  of certain  domestic  monetary and fiscal reforms.  Such reforms
have  included  the  liberalization  of  trade  and  foreign   investment,   the
privatization  of state-owned  enterprises and the setting of targets for public spending and  borrowing.  These policies and programs seek to promote the debtor country's  ability to service its external  obligations and promote its economic growth and development. Investors should recognize that the Brady Plan only sets forth  general  guiding  principles  for  economic  reform  and debt  reduction, emphasizing  that solutions  must be negotiated on a case-by-case  basis between debtor  nations  and their  creditors.  The Manager and  Mondrian  believe  that economic  reforms  undertaken  by countries in  connection  with the issuance of
Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds a viable opportunity for investment.

     Investors should recognize that Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and  debt-service  reduction through specific options negotiated by a debtor nation with its creditors.  As a result,  the financial  packages  offered by each country  differ.  The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt,  bonds  issued at a discount  of face value of such debt, bonds bearing an interest rate which increases over time and bonds issued in exchange for the  advancement of new money by existing  lenders.
Certain Brady Bonds have been  collateralized as to principal due at maturity by
U.S.  Treasury zero coupon bonds with a maturity  equal to the final maturity of such Brady Bonds,  although the  collateral is not available to investors  until the final maturity of the Brady Bonds.  Collateral purchases are financed by the
IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors.

Concentration
     In applying a Portfolio's policies on concentration:  (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric  and  telephone  will each be  considered  a  separate  industry;  (ii)
financial  service  companies  will be classified  according to the end users of their services,  for example,  automobile finance,  bank finance and diversified finance will each be  considered  a separate  industry;  and (iii)  asset-backed securities will be classified  according to the underlying  assets securing such securities.

Convertible Debt and Non-Traditional Equity Securities
     A  portion  of The  Large-Cap  Growth  Equity,  The  High-Yield  Bond,  The
Small-Cap Growth Equity,  The Focus Smid-Cap Growth Equity,  The Smid-Cap Growth
Equity, The International Equity, The Large Cap Value Equity, The Mid-Cap Growth
Equity, The Labor Select  International  Equity, The Emerging Markets,  The Core
Plus Fixed  Income,  and The All-Cap  Growth  Equity  Portfolios'  assets may be invested in convertible debt securities of issuers in any industry, and The Real
Estate  Investment  Trust  Portfolios'  assets may be  invested  in  convertible securities of issuers in the real estate industry.  A convertible  security is a security  which may be converted at a stated price within a specified  period of time into a certain  quantity  of the  common  stock of the same or a  different
issuer.   Convertible   debt  securities  are  senior  to  common  stocks  in  a
corporation's  capital structure,  although  convertible  securities are usually subordinated to similar nonconvertible  securities.  Convertible debt securities provide a

                                       11

fixed-income  stream  and the  opportunity,  through a  conversion  feature,  to participate in the capital appreciation resulting from a market price advance in
the  convertible   security's   underlying  common  stock.  Just  as  with  debt
securities,  convertible  securities  tend to  increase  in  market  value  when interest  rates decline and tend to decrease in value when interest  rates rise.
However,  the price of a convertible  security is also  influenced by the market value of the  security's  underlying  common  stock and tends to increase as the market value of the underlying stock rises,  whereas it tends to decrease as the market value of the  underlying  stock  declines.  The  Large-Cap  Growth Equity
Portfolio,  The All-Cap  Growth Equity  Portfolio,  The Small-Cap  Growth Equity
Portfolio,  The Focus  Smid-Cap  Growth  Equity  Portfolio,  The Large Cap Value
Equity Portfolio,  The Mid-Cap Growth Equity Portfolio, The International Equity
Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets
Portfolio,  and  The  Smid-Cap  Growth  Equity  Portfolio  each  may  invest  in convertible  securities  without reference to such securities'  investment grade rating  because  it  invests  in such  securities  primarily  for  their  equity characteristics.

     The  Large-Cap  Growth  Equity,  The  Real  Estate  Investment  Trust,  The
High-Yield Bond, The Emerging  Markets and The All-Cap Growth Equity  Portfolios
may invest in convertible  preferred  stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor,  such as a Portfolio,  with the  opportunity  to earn higher  dividend income than is available  on a company's  common  stock.  A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation  limit which is usually  expressed in terms of a stated price. Upon the conversion  date,  most PERCS convert into common stock of the issuer (PERCS
are  generally  not  convertible  into  cash  at  maturity).   Under  a  typical
arrangement,  if after a predetermined number of years the issuer's common stock is trading at a price below that set by the  capital  appreciation  limit,  each
PERCS would  convert to one share of common  stock.  If,  however,  the issuer's common  stock is trading at a price above that set by the  capital  appreciation limit,  the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market  price of the  issuer's  common  stock.  PERCS can be called at any time prior to maturity,  and hence do not provide call protection.
However,  if called  early,  the issuer may pay a call  premium  over the market price to the investor.  This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

     The  Large-Cap  Growth  Equity,  The  Real  Estate  Investment  Trust,  The
High-Yield Bond, The Emerging  Markets and The All-Cap Growth Equity  Portfolios
may also invest in other enhanced convertible securities.  These include but are
not  limited  to  ACES  (Automatically  Convertible  Equity  Securities),   PEPS
(Participating  Equity Preferred Stock),  PRIDES (Preferred Redeemable Increased
Dividend   Equity   Securities),   SAILS  (Stock   Appreciation   Income  Linked
Securities),  TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative
Securities) and DECS (Dividend  Enhanced  Convertible  Securities).  ACES, PEPS,
PRIDES,  SAILS, TECONS, QICS and DECS all have the following features:  they are company-issued  convertible  preferred  stock;  unlike  PERCS,  they do not have capital appreciation limits; they seek to provide the investor with high current income,  with some prospect of future capital  appreciation;  they are typically issued with three to four-year  maturities;  they  typically  have some built-in call  protection  for the first two to three years;  investors have the right to convert  them into shares of common stock at a preset  conversion  ratio or hold them until  maturity;  and upon  maturity,  they will  automatically  convert to either cash or a specified number of shares of common stock.

Credit Default Swaps
     The  Core  Focus  Fixed  Income  Portfolio,  The  Core  Plus  Fixed  Income
Portfolio,  The  Intermediate  Fixed Income  Portfolio and The  High-Yield  Bond
Portfolio  may enter into credit  default swap  ("CDS")  contracts to the extent consistent with each  Portfolio's  investment  objectives and strategies.  A CDS contract is a  risk-transfer  instrument (in the form of a derivative  security)
through  which one party (the

                                       12

"purchaser  of   protection")   transfers  to  another  party  (the  "seller  of
protection")  the  financial  risk of a Credit Event (as defined  below),  as it relates to a particular  reference  security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection,  the purchaser  of  protection  agrees to pay the  seller of  protection  a  periodic premium.  In the most general sense, the benefit for the purchaser of protection is that, if a Credit Event should occur,  it has an agreement that the seller of protection  will  make it whole in  return  for the  transfer  to the  seller of protection of the reference  security or securities.  The benefit for the seller of  protection  is the premium  income it  receives.  A Portfolio  might use CDS contracts to limit or to reduce the risk  exposure of the  Portfolio to defaults of the issuer or issuers of the Portfolio's  holdings (i.e., to reduce risk when the Portfolio owns or has exposure to such  securities).  A Portfolio also might use CDS contracts to create or vary exposure to securities or markets.

     CDS transactions may involve general market, illiquidity,  counterparty and credit risks.  CDS prices may also be subject to rapid  movements in response to news and events  affecting the  underlying  securities.  The aggregate  notional amount (typically, the principal amount of the reference security or securities)
of a Portfolio's  investments  in the CDS contracts  will be limited to 15% (10%
for the  Intermediate  Fixed  Income  Portfolio)  of the  Portfolio's  total net assets. As the purchaser or seller of protection, a Portfolio may be required to segregate cash or other liquid assets to cover its obligations under certain CDS contracts.

     As the  seller  of  protection  in a CDS  contract,  a  Portfolio  would be required to pay the par (or other agreed-upon) value of a reference security (or basket of securities) to the counterparty in the event of a default, bankruptcy, failure to pay, obligation  acceleration,  modified restructuring or agreed upon event (each of these events is a "Credit  Event").  If a Credit Event occurs,  a
Portfolio generally would receive the security or securities to which the Credit
Event  relates in return  for the  payment  to the  purchaser  of the par value.
Provided  that no Credit  Event  occurs,  a  Portfolio  would  receive  from the counterparty  a periodic  stream of  payments  over the term of the  contract in return for this credit protection. In addition, if no Credit Event occurs during the term of the CDS contract,  a Portfolio would have no delivery requirement or payment obligation to the purchaser of protection.  As the seller of protection, a Portfolio would have credit  exposure to the reference  security (or basket of securities). A Portfolio will not sell protection in a CDS contract if it cannot otherwise hold the security (or basket of securities).

     As the purchaser of protection in a CDS contract,  a Portfolio  would pay a premium to the seller of protection.  In return,  a Portfolio would be protected by the seller of protection  from a Credit Event on the  reference  security (or basket of securities).  A risk in this type of transaction is that the seller of protection  may fail to satisfy its  payment  obligations  to a  Portfolio  if a
Credit  Event  should  occur.  This  risk is known as  counterparty  risk and is described in further detail below.

     If the  purchaser of  protection  does not own the  reference  security (or basket of  securities),  the purchaser of protection may be required to purchase the reference  security (or basket of  securities) in the case of a Credit Event on the  reference  security  (or  basket of  securities).  If the  purchaser  of protection  cannot  obtain the  security  (or basket of  securities),  it may be obligated to deliver a security (or basket of  securities)  that is deemed to be equivalent to the reference security (or basket of securities) or the negotiated monetary value of the obligation.

     Each CDS contract is individually  negotiated.  The term of a CDS contract, assuming no Credit Event occurs,  is typically  between two and five years.  CDS
contracts   may  be  unwound   through   negotiation   with  the   counterparty.
Additionally,  a CDS contract may be assigned to a third party.  In either case, the  unwinding  or  assignment  involves  the  payment  or receipt of a separate payment by a Portfolio to terminate the CDS contract.

                                       13

     A  significant  risk in CDS  transactions  is the  creditworthiness  of the counterparty because the integrity of the transaction depends on the willingness and ability of the counterparty to meet its contractual obligations. If there is a default by a  counterparty  who is a purchaser of  protection,  a  Portfolio's potential loss is the agreed upon periodic stream of payments from the purchaser of  protection.  If there is a  default  by a  counterparty  that is a seller of protection, a Portfolio's potential loss is the failure to receive the par value or other  agreed  upon  value from the seller of  protection  if a Credit  Event should occur. CDS contracts do not involve the delivery of collateral to support each party's  obligations;  therefore,  a Portfolio  will only have  contractual remedies  against the  counterparty  pursuant to the CDS agreement.  As with any contractual  remedy,  there is no guarantee that a Portfolio would be successful in pursuing such remedies.  For example,  the counterparty may be judgment proof due to insolvency.  A Portfolio thus assumes the risk that it will be delayed or prevented from obtaining payments owed to it.

Depositary Receipts
     The  Large-Cap  Growth  Equity,  The  Small-Cap  Growth  Equity,  The Focus
Smid-Cap Growth Equity,  The Smid-Cap Growth Equity, The Large-Cap Value Equity,
The International  Equity,  The Labor Select  International  Equity, The Mid-Cap
Growth Equity,  The All-Cap Growth Equity, The Real Estate Investment Trust, The
Global Fixed Income,  The  International  Fixed Income and The Emerging  Markets
Portfolios  may invest in sponsored  and  unsponsored  ADRs.  Such ADRs that The
Small-Cap Growth Equity,  The Focus Smid-Cap Growth Equity,  The Smid-Cap Growth
Equity,  The Large-Cap Value Equity,  The Mid-Cap Growth Equity, The Real Estate
Investment  Trust and The Real Estate  Investment Trust II Portfolios may invest in will be those that are actively traded in the United States.

     In conjunction with their investment in foreign  securities,  The Large-Cap
Growth Equity,  The All-Cap Growth Equity,  The International  Equity, The Labor
Select  International  Equity, The Emerging Markets, The Global Fixed Income and
The  International  Fixed Income  Portfolios  may also invest in  sponsored  and unsponsored European Depositary Receipts ("EDRs") and Global Depositary Receipts
("GDRs").  In addition,  The Small-Cap Growth Equity,  The Focus Smid-Cap Growth
Equity and The Smid-Cap  Growth  Equity  Portfolios  may invest in sponsored and unsponsored  GDRs subject to their 10% (20% with respect to The Smid-Cap  Growth
Equity Portfolio) limit on investments in foreign securities.

     ADRs are receipts  typically  issued by a U.S.  bank or trust company which evidence  ownership of underlying  securities  issued by a foreign  corporation.
EDRs and GDRs are  receipts  issued by  non-U.S.  Banks or trust  companies  and foreign branches of U.S. banks that evidence ownership of the underlying foreign or U.S.  securities.  "Sponsored"  ADRs,  EDRs or GDRs are issued jointly by the issuer of the underlying security and a depositary, and "unsponsored" ADRs, EDRs or GDRs are issued  without  the  participation  of the issuer of the  deposited security. Holders of unsponsored ADRs, EDRs or GDRs generally bear all the costs of such facilities and the depositary of an unsponsored ADR, EDR or GDR facility frequently  is under no  obligation  to  distribute  shareholder  communications received  from the issuer of the  deposited  security or to pass through  voting rights to the holders of such receipts in respect of the  deposited  securities.
Therefore,  there may not be a correlation  between  information  concerning the issuer of the security and the market value of an  unsponsored  ADR, EDR or GDR.
ADRs may be listed on a  national  securities  exchange  or may be traded in the over-the-counter  market.  EDRs and GDRs traded in the  over-the-counter  market which do not have an active or substantial  secondary  market will be considered illiquid and therefore will be subject to a Portfolio's  limitation with respect to such  securities.  ADR prices are  denominated in U.S.  dollars  although the underlying  securities  are  denominated in a foreign  currency.  Investments in
ADRs,  EDRs  and  GDRs  involve  risks  similar  to  those  accompanying  direct investments in foreign securities.

Euro
     On January 1, 1999, the European  Economic and Monetary Union implemented a new currency unit, the Euro, for eleven  participating  European countries.  The countries  that  initially  converted or tied

                                       14

their currencies to the Euro are Austria, Belgium, France, Germany,  Luxembourg,
the Netherlands, Ireland, Finland, Italy, Portugal and Spain. Each participating country  began using the Euro for currency  transactions  on July 1, 2002.  This means that  financial  transactions  and  market  information,  including  share quotations and company accounts,  in participating  countries are denominated in
Euros.  Participating  governments  are issuing  their  bonds in Euros,  and the
European Central Bank is managing monetary policy for participating countries.

     Because  of  the  number  of  countries  using  this  single  currency,   a
significant portion of the assets of a Portfolio may be denominated in the Euro.

Foreign Currency Transactions
     The  International  Equity,  The Labor  Select  International  Equity,  The
Emerging Markets, The Global Fixed Income and The International Fixed Income (as
well as The Large-Cap  Growth Equity,  The Small-Cap  Growth  Equity,  The Focus
Smid-Cap Growth Equity,  The Smid-Cap Growth Equity,  The Real Estate Investment
Trust, The Real Estate Investment Trust II, The All-Cap Growth Equity,  The Core
Focus Fixed Income,  The Intermediate  Fixed Income,  The Core Plus Fixed Income
and The High-Yield  Bond  Portfolios  consistent  with their limited  ability to invest in foreign  securities) may purchase or sell currencies  and/or engage in forward  foreign  currency  transactions  in order  to  expedite  settlement  of portfolio transactions and to minimize currency value fluctuations.

     Forward  foreign  currency  contracts  are traded in the  interbank  market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions  are charged at any stage for trades.  A Portfolio  will account for forward contracts by marking to market each day at daily exchange rates.

     When a Portfolio enters into a forward contract to sell, for a fixed amount of U.S. dollars or other  appropriate  currency,  the amount of foreign currency approximating the value of some or all of its assets denominated in such foreign currency,  its  custodian  bank will  place or will  cause to be placed  cash or liquid equity or debt  securities in a separate  account of that Portfolio in an amount not less than the value of that Portfolio's total assets committed to the consummation  of such forward  contracts.  If the additional  cash or securities placed in the separate account  declines,  additional cash or securities will be placed in the  account on a daily  basis so that the value of the  account  will equal the amount of that Portfolio's commitments with respect to such contracts.

     The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Smid-Cap
Growth  Equity,  The  Emerging  Markets  and  The  International   Fixed  Income
Portfolios may also enter into transactions  involving foreign currency options, futures  contracts  and options on futures  contracts,  in order to minimize the currency risk in its investment portfolio.

     Foreign  currency options are traded in a manner  substantially  similar to options on securities. In particular, an option on foreign currency provides the holder with the right to purchase,  in the case of a call option, or to sell, in the case of a put option, a stated quantity of a particular currency for a fixed price up to a stated  expiration  date. The writer of the option  undertakes the obligation to deliver, in the case of a call option, or to purchase, in the case of a put option,  the  quantity of the currency  called for in the option,  upon exercise  of the option by the  holder.  The  purchase of an option on a foreign currency may  constitute  an effective  hedge against  fluctuations  in exchange rates  although,  in the  event  of a rate  movement  adverse  to a  Portfolio's position,  a Portfolio  may forfeit  the entire  amount of the premium  plus any related transaction costs. As in the case of other types of options, the writing of an option on a foreign  currency will  constitute only a partial hedge, up to the  amount of the  premium  received,  and a  Portfolio  could be  required  to purchase or sell foreign currencies at disadvantageous  exchange rates,  thereby incurring losses.

                                       15

     A Portfolio  will write call  options  only if they are  "covered"  and put options  only if  they  are  secured.  A call  written  by a  Portfolio  will be considered  covered if a Portfolio owns  short-term debt securities with a value equal to the face amount of the option  contract and denominated in the currency upon which the call is  written.  A put option  written by a  Portfolio  will be considered  secured if, so long as a Portfolio is obligated as the writer of the put,  it  segregates  with its  custodian  bank cash or liquid  high  grade debt securities equal at all times to the aggregate exercise price of the put.

     As in the case of other  types of  options,  the  holder  of an  option  on foreign currency is required to pay a one-time,  non-refundable  premium,  which represents  the cost of  purchasing  the option.  The holder can lose the entire amount of this premium,  as well as related transaction costs, but not more than this amount.  The writer of the option,  in  contrast,  generally is required to make initial and variation margin payments,  similar to margin deposits required in the  trading of futures  contacts  and the writing of other types of options.
The writer is  therefore  subject to risk of loss  beyond the amount  originally invested and above the value of the option at the time it is entered into.

     Certain options on foreign currencies,  like forward contracts,  are traded over-the-counter  through financial institutions acting as market-makers in such options and the underlying currencies. Such transactions therefore involve risks not generally  associated with exchange-traded  instruments.  Options on foreign currencies may also be traded on national securities  exchanges regulated by the
SEC  or  commodities  exchanges  regulated  by  the  Commodity  Futures  Trading
Commission.

     A foreign currency futures contract is a bilateral  agreement providing for the purchase and sale of a specified type and amount of a foreign  currency.  By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of foreign currency futures contracts,  the currency underlying  the  contract  is  delivered  by  the  seller  and  paid  for by the purchaser, or on which, in the case of certain futures contracts, the difference between  the price at which the  contract  was entered  into and the  contract's closing  value is settled  between  the  purchaser  and seller in cash.  Futures contracts differ from options in that they are bilateral  agreements,  with both the purchaser and the seller equally obligated to complete the transactions.  In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

     The purchase or sale of a futures  contract  also differs from the purchase or sale of a security or the purchase of an option in that no purchase  price is paid or received.  Instead, an amount of cash or cash equivalents,  which varies but may be as low as 5% or less of the value of the contract,  must be deposited with the broker as "initial margin" as a good faith deposit. Subsequent payments to and from the broker  referred  to as  "variation  margin" are made on a daily basis as the value of the currency  underlying the futures contract  fluctuates, making positions in the futures contract more or less valuable,  a process known as "marking to the market."

     A futures contract may be purchased or sold only on an exchange, known as a
"contract  market,"  designated by the Commodity Futures Trading  Commission for the trading of such contract,  and only through a registered  futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction.  The contract market clearinghouse guarantees  the  performance  of each party to a futures  contract  by in effect taking the opposite side of such  contract.  At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject  to the  availability  of a  secondary  market,  which  will  operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss  experienced by the trader is required to be paid to the contract  market  clearing  house while any profit due to the trader must be delivered to it.

                                       16

     A call option on a futures  contract  provides the holder with the right to purchase, or enter into a "long" position in, the underlying futures contract. A put option on a futures contract  provides the holder with the right to sell, or enter into a "short"  position,  in the  underlying  futures  contract.  In both cases, the option provides for a fixed exercise price up to a stated  expiration
date.  Upon  exercise  of  the  option  by  the  holder,   the  contract  market
clearinghouse  establishes a corresponding  short position for the writer of the option,  in the case of a call option,  or a corresponding  long position in the case of a put  option  and the writer  delivers  to the  holder the  accumulated balance in the writer's margin account which  represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than,  in the case of a put, the exercise  price of the option on the futures  contract.  In the event  that an option  written  by the  Portfolio  is exercised,  the Portfolio will be subject to all the risks  associated  with the trading of futures contracts,  such as payment of variation margin deposits.  In addition,  the writer of an option on a futures contract,  unlike the holder, is subject to initial and variation margin requirements on the option position.

     A position  in an option on a futures  contract  may be  terminated  by the purchaser or seller prior to expiration by effecting a closing  purchase or sale transaction,  subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series  (i.e.,  the same  exercise price and  expiration  date) as the option  previously  purchased  or sold.  The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     An option becomes worthless to the holder when it expires. Upon exercise of an option,  the  exchange  or contract  market  clearinghouse  assigns  exercise notices on a random basis to those of its members which have written  options of the same series and with the same  expiration  date. A brokerage  firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration  date. A writer therefore has no control over whether an option will be exercised against it, nor over the timing of such exercise.

Foreign Investments
     Investors in The Large-Cap  Value Equity,  The  International  Equity,  The
Labor Select International Equity, The Emerging Markets, The Global Fixed Income
and The  International  Fixed Income Portfolios (as well as The Large-Cap Growth
Equity,  The Small-Cap  Growth  Equity,  The Focus Smid-Cap  Growth Equity,  The
Smid-Cap Growth Equity  Portfolio,  The Real Estate Investment Trust Portfolios,
The All-Cap Growth Equity,  The Core Focus Fixed Income,  The Intermediate Fixed
Income,  The Core Plus Fixed Income and The High-Yield Bond Portfolios,  each of which  possesses  a limited  ability  to invest in  foreign  securities)  should recognize  that  investing  in  securities  issued by foreign  corporations  and foreign governments involves certain  considerations,  including those set forth in the  Prospectuses,  which are not typically  associated  with  investments in
United States  issuers.  Since the securities of foreign  issuers are frequently denominated in foreign currencies, and since each Portfolio may temporarily hold un-invested  reserves in bank deposits in foreign  currencies,  these Portfolios will be affected  favorably or  unfavorably  by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.  The investment  policies of each Portfolio,  except
The Mid-Cap Growth Equity  Portfolio,  permit each to enter into forward foreign currency  exchange  contracts and permit The Small-Cap Growth Equity,  The Focus
Smid-Cap Growth Equity, The Smid-Cap Growth Equity, The Emerging Markets and The
International  Fixed Income  Portfolios to engage in certain options and futures activities,  in order to hedge holdings and  commitments  against changes in the level of future currency rates. See "Foreign Currency Transactions" above.

     The Large-Cap  Value Equity,  The  International  Equity,  The Labor Select
International  Equity,  The  Emerging  Markets,  The Global Fixed Income and The
International  Fixed Income  Portfolios  (and The Large-Cap  Growth Equity,  The
Small-Cap Growth Equity,  The Focus Smid-Cap Growth Equity,  The Smid-Cap Growth
Equity,  The Real Estate Investment  Trust, The All-Cap Growth Equity,  The Core
Focus Fixed

                                       17

Income,  The  Intermediate  Fixed  Income,  The Core Plus  Fixed  Income and The
High-Yield  Bond  Portfolios with respect to up to 20%, 10%, 10%, 20%, 10%, 10%,
20%,  20%,  20% and 10%,  respectively,  of their total  assets)  will invest in securities  of foreign  issuers  and may hold  foreign  currency.  Each of these
Portfolios has the right to purchase securities in any developed, underdeveloped or emerging country.  Investors should consider  carefully the substantial risks involved in  investing in  securities  issued by companies  and  governments  of foreign  nations.  These risks are in  addition  to the usual risks  inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation,  taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign  nations,  foreign exchange control (which may include suspension of the ability to transfer currency from a given country),  default in foreign government  securities,  political or social instability  or  diplomatic  developments  which  could  affect  investments  in securities of issuers in those nations.

     In  addition,  in many  countries,  there is  substantially  less  publicly available information about issuers than is available in reports about companies in the  United  States  and this  information  tends to be of a lesser  quality.
Foreign companies are not subject to uniform accounting,  auditing and financial reporting  standards,  and  auditing  practices  and  requirements  may  not  be comparable to those applicable to United States  companies.  In particular,  the assets and profits  appearing on the  financial  statements  of a developing  or emerging  country  issuer may not reflect its  financial  position or results of operations in the way they would be reflected had the financial  statements been
prepared  in  accordance  with  United  States  generally  accepted   accounting
principles. Also, for an issuer that keeps accounting records in local currency, inflation  accounting  rules may require for both tax and  accounting  purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to  express  items in terms of  currency  or  constant  purchasing  power.
Inflation  accounting may indirectly  generate losses or profits.  Consequently, financial data may be materially  affected by restatements for inflation and may not  accurately  reflect the real  condition  of those  issuers  and  securities markets.

     It is also  expected that the expenses for  custodial  arrangements  of The
Large-Cap Value Equity, The Large-Cap Growth Equity,  The International  Equity,
The Labor Select  International  Equity, The Emerging Markets,  The Global Fixed
Income,  The International  Fixed Income, The Small-Cap Growth Equity, The Focus
Smid-Cap Growth Equity,  The Smid-Cap Growth Equity,  The Real Estate Investment
Trust , The All-Cap  Growth Equity,  The Mid-Cap  Growth Equity,  The Core Focus
Fixed Income,  The Intermediate Fixed Income, The Core Plus Fixed Income and The
High-Yield Bond Portfolios' foreign securities will be somewhat greater than the expenses for the  custodial  arrangements  for U.S.  securities  of equal value.
Dividends and interest paid by foreign issuers may be subject to withholding and other  foreign  taxes.  Although  in some  countries a portion of these taxes is recoverable,  the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio  receives from the companies  comprising the  Portfolio's investments. See "Dividends, Distributions and Taxes."

     Further, a Portfolio may encounter  difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts.  Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States,  are likely to be higher.  Further,  the settlement  period of securities  transactions  in foreign markets may be longer than in domestic markets, and may be subject to administrative uncertainties. In many foreign countries,  there is less government  supervision and regulation of business and industry practices,  stock exchanges,  brokers and listed companies than in the United  States,  and capital  requirements  for brokerage  firms are generally  lower.  The foreign  securities  markets of many of the  countries in which a  Portfolio  may invest may also be  smaller,  less liquid and subject to greater price volatility than those in the United States.

     Compared  to the United  States  and other  developed  countries,  emerging countries may have volatile social conditions,  relatively unstable  governments and political  systems,  economies  based on only a few  industries and economic structures that are less diverse and mature, and securities markets that trade a small

                                       18

number  of  securities,  which  can  result  in a low or  nonexistent  volume of trading.  Prices in these  securities  markets  tend to be volatile  and, in the past,  securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Until
recently,   there  has  been  an  absence  of  a  capital  market  structure  or market-oriented economy in certain emerging countries.  Further, investments and opportunities  for investments by foreign  investors are subject to a variety of
national   policies  and   restrictions  in  many  emerging   countries.   These
restrictions  may take the form of prior  governmental  approval,  limits on the amount  or type of  securities  held  by  foreigners,  limits  on the  types  of companies in which foreigners may invest and prohibitions on foreign investments in issuers or  industries  deemed  sensitive to national  interests.  Additional restrictions  may be imposed at any time by these or other  countries in which a
Portfolio invests.  Also, the repatriation of both investment income and capital from several  foreign  countries is  restricted  and  controlled  under  certain regulations,  including,  in some  cases,  the  need  for  certain  governmental consents.  Although these  restrictions may in the future make it undesirable to invest in emerging  countries,  neither  Manager nor Mondrian  believes that any current repatriation  restrictions would affect their decision to invest in such countries. Countries such as those in which a Portfolio may invest, and in which
The  Emerging  Markets  Portfolio  will  primarily  invest,   have  historically
experienced  and may continue to  experience,  substantial,  and in some periods extremely high rates of inflation for many years, high interest rates,  exchange rate  fluctuations  or currency  depreciation,  large amounts of external  debt, balance of payments and trade difficulties and extreme poverty and unemployment.
Other factors which may  influence  the ability or  willingness  to service debt include,  but  are  not  limited  to,  a  country's  cash  flow  situation,  the availability  of sufficient  foreign  exchange on the date a payment is due, the relative  size of its  debt  service  burden  to the  economy  as a  whole,  its government's  policy  towards  the IMF,  the World Bank and other  international agencies  and the  political  constraints  to which a  government  debtor may be subject.

     With  respect to  investment  in debt  issues of foreign  governments,  the ability of a foreign government or government-related  issuer to make timely and ultimate  payments  on its  external  debt  obligations  will  also be  strongly influenced by the issuer's balance of payments,  including  export  performance, its access to international  credits and  investments,  fluctuations in interest rates and the  extent of its  foreign  reserves.  A country  whose  exports  are concentrated in a few commodities or whose economy depends on certain  strategic imports could be vulnerable to  fluctuations  in  international  prices of these commodities or imports.  To the extent that a country  receives  payment for its exports in  currencies  other than  dollars,  its ability to make debt  payments denominated in dollars could be adversely  affected.  If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing  loans and aid from foreign governments,  commercial banks and multilateral organizations,  and inflows of  foreign  investment.  The  commitment  on the part of these  foreign governments,  multilateral  organizations and others to make such  disbursements may be conditioned on the government's implementation of economic reforms and/or economic  performance  and the  timely  service of its  obligations.  Failure to implement  such reforms,  achieve such levels of economic  performance  or repay principal or interest when due may curtail the willingness of such third parties to lend funds,  which may further impair the issuer's  ability or willingness to service its debts in a timely manner.  The cost of servicing  external debt will also  generally be adversely  affected by rising  international  interest  rates because many external debt obligations bear interest at rates which are adjusted based upon  international  interest rates.  The ability to service external debt will  also  depend  on the  level  of the  relevant  government's  international currency reserves and its access to foreign exchange.  Currency devaluations may affect the ability of a government issuer to obtain sufficient  foreign exchange to service its external debt.

     As a result of the foregoing,  a foreign governmental issuer may default on its  obligations.  If such a  default  occurs,  a  Portfolio  may  have  limited effective legal recourse against the issuer and/or guarantor.  Remedies must, in some cases,  be pursued in the courts of the  defaulting  party itself,  and the ability  of  the  holder  of  foreign  government  and  government-related  debt securities  to obtain  recourse may be subject to the  political  climate in the relevant  country.  In addition,  no assurance  can be given that the holders of

                                       19

commercial  bank debt will not contest  payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

     The issuers of the foreign  government  and  government-related  high-yield securities, including Brady Bonds, in which The Emerging Markets, The High-Yield
Bond, The Core Plus Fixed Income,  The Global Fixed Income and The International
Fixed  Income   Portfolios  expect  to  invest  have  in  the  past  experienced substantial  difficulties  in servicing their external debt  obligations,  which have led to defaults on certain  obligations  and the  restructuring  of certain indebtedness.  Restructuring  arrangements  have  included,  among other things, reducing and rescheduling  interest and principal payments by negotiating new or amended  credit  agreements  or  converting  outstanding  principal  and  unpaid interest to Brady Bonds, and obtaining new credit to finance interest  payments.
Holders  of  certain  foreign  government  and  government-related   high  yield
securities  may be  requested  to  participate  in  the  restructuring  of  such obligations  and to  extend  further  loans to their  issuers.  There  can be no
assurance   that  the   Brady   Bonds   and   other   foreign   government   and
government-related  high yield  securities  in which The Emerging  Markets,  The
High-Yield  Bond,  The Core Plus Fixed  Income,  The Global Fixed Income and The
International  Fixed Income Portfolios may invest will not be subject to similar defaults or restructuring  arrangements  which may adversely affect the value of such investments.  Furthermore, certain participants in the secondary market for
such  debt  may  be  directly   involved  in  negotiating  the  terms  of  these
arrangements and may therefore have access to information not available to other market participants.

     With respect to forward foreign currency exchange,  the precise matching of forward contract  amounts and the value of the securities  involved is generally not possible  since the future value of such  securities  in foreign  currencies will  change  as a  consequence  of  market  movements  in the  value  of  those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain. See
"Forward Foreign Currency Exchange Contracts" below.

     A  Portfolio  may be subject to foreign  withholding  taxes on income  from
certain  foreign   securities.   This  in  turn,   could  reduce  a  Portfolio's
distributions paid to shareholders.  Special rules govern the federal income tax treatment of certain transactions  denominated in terms of a currency other than the  U.S.  dollar  or  determined  by  reference  to the  value  of one or  more currencies other than the U.S. dollar. The types of transactions  covered by the special rules include,  as relevant,  the following:  (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument  (including,  to the extent provided in Treasury Regulations,  preferred stock); (ii) the accruing of certain  trade  receivables  and  payables;  and  (iii)  the  entering  into  or acquisition  of any forward  contract and similar  financial  instrument if such instrument is not "marked to market." The  disposition  of a currency other than the U.S. dollar by a U.S.  taxpayer is also treated as a transaction  subject to the special currency rules. With respect to transactions  covered by the special rules,  foreign currency gain or loss is calculated  separately from any gain or loss on the underlying  transaction and is normally  taxable as ordinary gain or loss. A taxpayer  may elect to treat as capital  gain or loss  foreign  currency gain or loss arising from certain  identified forward contracts that are capital assets in the hands of the  taxpayer  and which are not part of a straddle.  The
Treasury  Department  has  authority to issue  regulations  under which  certain transactions  subject to the special  currency rules that are part of a "section
988 hedging  transaction"  (as defined in the Internal  Revenue Code of 1986, as amended (the  "Code"),  and the Treasury  Regulations)  will be  integrated  and treated as a single  transaction or otherwise treated  consistently for purposes of the Code. Any gain or loss attributable to the foreign currency  component of a  transaction  engaged in by a  Portfolio  which is not  subject to the special currency rules (such as foreign equity  investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated  from the gain or loss on the underlying  transaction.  It is anticipated that some of the non-U.S.  dollar denominated  investments and foreign currency contracts the
Portfolios may make or enter into will be subject to the special  currency rules described above.

                                       20

     With  reference  to  the  Portfolios'  investments  in  foreign  government securities,  there is the risk that a foreign governmental issuer may default on its  obligations.  If such a  default  occurs,  a  Portfolio  may  have  limited effective legal recourse against the issuer and/or guarantor.  Remedies must, in some cases,  be pursued in the courts of the  defaulting  party itself,  and the ability  of  the  holder  of  foreign  government  and  government-related  debt securities  to obtain  recourse may be subject to the  political  climate in the relevant  country.  In addition,  no assurance  can be given that the holders of commercial  bank debt will not contest  payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

     The issuers of foreign  government and  government-related  debt securities have  in the  past  experienced  substantial  difficulties  in  servicing  their external debt obligations, which have led to defaults on certain obligations and the  restructuring  of certain  indebtedness.  Restructuring  arrangements  have included,  among other things,  reducing and rescheduling interest and principal
payments  by  negotiating  new  or  amended  credit   agreements  or  converting
outstanding  principal  and unpaid  interest to Brady Bonds,  and  obtaining new credit to finance interest  payments.  Holders of certain foreign government and government-related  high-yield securities may be requested to participate in the restructuring  of such obligations and to extend further loans to their issuers.
There can be no  assurance  that Brady Bonds and other  foreign  government  and government-related  securities  will  not be  subject  to  similar  defaults  or restructuring  arrangements  which  may  adversely  affect  the  value  of  such investments.  Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may  therefore  have  access  to  information  not  available  to  other  market participants.

     Investments  and  opportunities  for  investments  by foreign  investors in emerging  market  countries  are subject to a variety of national  policies  and restrictions.  These  restrictions  may  take  the  form of  prior  governmental approval, limits on the amount or type of securities held by foreigners,  limits on the types of companies in which  foreigners  may invest and  prohibitions  on foreign  investments  in issuers or  industries  deemed  sensitive  to  national interests.  Additional restrictions may be imposed at any time by these or other countries in which the Portfolios'  invest.  Although these  restrictions may in the future  make it  undesirable  to invest in emerging  countries,  neither the
Manager nor Mondrian believes that any current  registration  restrictions would affect its decision to invest in such countries.

     As disclosed in the Prospectus for The International Equity Portfolio,  The
Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The
Global Fixed Income  Portfolio,  The Core Focus Fixed Income,  The  Intermediate
Fixed Income  Portfolio,  The Core Plus Fixed Income  Portfolio,  The High Yield
Bond and The  International  Fixed  Income  Portfolio,  the  foreign  short-term fixed-income  securities in which the Portfolio may invest may be U.S. dollar or foreign  currency  denominated,  including the euro. Such securities may include those issued by  supranational  entities.  A  supranational  entity is an entity established or financially  supported by the national governments of one or more countries to promote development or reconstruction. They include: The Work Bank,
European  Investment Bank, Asian Development Bank,  European Economic  Community
and the  Inter-American  Development Bank. Such fixed-income  securities will be typically rated, at the time of purchase, AA or higher by S&P or Aa or higher by
Moody's or of comparable  quality as  determined by the Manager or Mondrian,  as applicable.

Forward Foreign Currency Exchange Contracts
     The  foreign   investments  made  by  The  Large-Cap  Growth  Equity,   The
International  Equity,  The Labor Select  International  Equity, The Real Estate
Investment Trust, The Global Fixed Income,  The International  Fixed Income, The
Emerging Markets, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity,
The Smid-Cap  Growth Equity,  The All-Cap  Growth  Equity,  The Core Focus Fixed

                                       21

Income,  The  Intermediate  Fixed  Income,  The Core Plus  Fixed  Income and The
High-Yield Bond Portfolios  present currency  considerations  which pose special risks, as described in the Prospectus.

     Although  these  Portfolios  value  their  assets  daily  in  terms of U.S.
dollars, they do not intend to convert their holdings of foreign currencies into
U.S.  dollars on a daily basis. A Portfolio  will,  however,  from time to time, purchase or sell foreign  currencies  and/or engage in forward foreign  currency transactions in order to expedite  settlement of Portfolio  transactions  and to minimize  currency  value  fluctuations.  A  Portfolio  may  conduct its foreign currency  exchange  transactions  on a spot (i.e.,  cash) basis at the spot rate prevailing  in the foreign  currency  exchange  market or through  entering into contracts  to  purchase or sell  foreign  currencies  at a future date (i.e.,  a
"forward foreign  currency"  contract or "forward"  contract).  A Portfolio will convert  currency  on a spot basis from time to time,  and  investors  should be aware of the costs of currency conversion.

     A forward  contract  involves an  obligation to purchase or sell a specific currency at a future  date,  which may be any fixed number of days from the date of the contract,  agreed upon by the parties,  at a price set at the time of the contract.

     A Portfolio  may enter into  forward  contracts to "lock in" the price of a security it has agreed to purchase  or sell,  in terms of U.S.  dollars or other currencies  in which the  transaction  will be  consummated.  By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign  currency,  of the amount of foreign currency involved in the underlying security  transaction,  a  Portfolio  will be able to protect  itself  against a possible loss resulting from an adverse change in currency exchange rates during the period  between the date the  security is  purchased or sold and the date on which payment is made or received.

     For example, when the Manager or Mondrian, as applicable, believes that the currency  of a  particular  foreign  country  may suffer a  significant  decline against the U.S. dollar or against another currency,  a Portfolio may enter into a  forward  contract  to  sell,  for a fixed  amount  of U.S.  dollars  or other appropriate currency,  the amount of foreign currency approximating the value of some or all of the Portfolio's  securities denominated in such foreign currency.
A Portfolio will not enter into forward  contracts or maintain a net exposure to such  contracts  where the  consummation  of the  contracts  would  obligate the
Portfolio to deliver an amount of foreign currency in excess of the value of the
Portfolio's securities or other assets denominated in that currency.

     The Portfolios may enter into forward  contracts to hedge the currency risk associated with the purchase of individual securities  denominated in particular currencies.  In the  alternative,  the  Portfolios  may also  engage in currency
"cross hedging" when, in the opinion of the Manager or Mondrian,  as applicable,
the  historical   relationship  among  foreign  currencies   suggests  that  the
Portfolios  may achieve the same  protection  for a foreign  security at reduced cost and/or administrative burden through the use of a forward contract relating to a currency  other than the U.S.  dollar or the foreign  currency in which the security is denominated.

     At the  maturity of a forward  contract,  a  Portfolio  may either sell the portfolio  security and make delivery of the foreign currency,  or it may retain the security and  terminate  its  contractual  obligation to deliver the foreign currency by purchasing an  "offsetting"  contract with the same currency  trader obligating  it to purchase,  on the same maturity  date,  the same amount of the foreign  currency.  The  Portfolio  may  realize  gain  or  loss  from  currency transactions.

     With respect to forward foreign currency contracts, the precise matching of forward contract  amounts and the value of the securities  involved is generally not possible  since the future value of such  securities  in foreign  currencies will  change  as a  consequence  of  market  movements  in the  value  of  those

                                       22

securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain.

     It is  impossible  to forecast the market value of Portfolio  securities at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely,  it may be  necessary  to sell on the  spot  market  some  of the  foreign  currency received  upon the sale of a Portfolio  security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

Futures and Options on Futures
     Consistent with the limited  circumstances under which The Large-Cap Growth
Equity,  The Mid-Cap  Growth  Equity,  The Small-Cap  Growth  Equity,  The Focus
Smid-Cap Growth Equity,  The Smid-Cap Growth Equity,  The Real Estate Investment
Trust, The Emerging Markets,  The All-Cap Growth Equity,  The Intermediate Fixed
Income,  The Core Focus Fixed Income and The Core Plus Fixed  Income  Portfolios
will use futures,  the  Portfolios  may enter into contracts for the purchase or sale for future delivery of securities.  While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into an offsetting  transaction.  When a Portfolio enters into a futures  transaction,  it must deliver to the futures commission merchant selected by the Portfolio an amount referred to as "initial margin." This amount is  maintained  by  the  futures  commission  merchant  in  an  account  at  the
Portfolio's custodian bank. Thereafter,  a "variation margin" may be paid by the
Portfolio to, or drawn by the Portfolio  from,  such account in accordance  with controls  set for such  account,  depending  upon  changes  in the  price of the underlying securities subject to the futures contract.

     Consistent with the limited purposes for which the Portfolios may engage in these transactions, a Portfolio may enter into such futures contracts to protect against the adverse effects of  fluctuations in interest rates without  actually buying or selling the securities. For example, if interest rates are expected to increase,  a Portfolio  might enter into futures  contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt  securities  owned by the  Portfolio.  If  interest  rates did increase,  the value of the debt securities in the portfolio would decline,  but the  value  of  the  futures  contracts  to  the  Portfolio  would  increase  at approximately the same rate,  thereby keeping the net asset value ("NAV") of the
Portfolio from declining as much as it otherwise would have. Similarly,  when it is expected that interest rates may decline,  futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices.
Because the fluctuations in the value of futures  contracts should be similar to those of debt  securities,  a Portfolio  could take advantage of the anticipated rise in value of debt securities  without  actually buying them until the market had stabilized.  At that time, the futures contracts could be liquidated and the
Portfolio could then buy debt securities on the cash market.

     With respect to options on futures contracts, when a Portfolio is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures  contract is similar in some respects to the purchase of a call option on an individual  security.  Depending on the pricing of the option  compared to either the price of the futures contract upon which it is based, or the price of the underlying debt  securities,  it may or may not be less risky than ownership of the futures contract or underlying debt securities.

     The writing of a call option on a futures  contract  constitutes  a partial hedge  against the declining  price of the security  which is  deliverable  upon exercise of the futures contract.  If the futures price at the expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option  premium which  provides a partial hedge against any decline that may have occurred in the Portfolio's

                                       23

holdings.  The  writing  of a put  option on a futures  contract  constitutes  a partial hedge against the increasing  price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of option  premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase.

     If a put or call  option that a Portfolio  has  written is  exercised,  the
Portfolio  will incur a loss which will be reduced by the amount of the  premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a
Portfolio's  losses from  existing  options on futures may, to some  extent,  be reduced  or  increased  by  changes in the value of  portfolio  securities.  The purchase of a put option on a futures  contract  is similar in some  respects to the purchase of protective puts on portfolio securities. For example, consistent with the  limited  purposes  for  which  the  Portfolios  will  engage  in these activities,  a  Portfolio  will  purchase a put option on a futures  contract to hedge the Portfolio's securities against the risk of rising interest rates.

     To the extent that  interest  rates move in an  unexpected  direction,  the
Portfolios  may not achieve the  anticipated  benefits of futures  contracts  or options on futures contracts or may realize a loss. For example,  if a Portfolio is hedged  against the  possibility of an increase in interest rates which would adversely  affect the price of  securities  held in its  portfolio  and interest rates  decrease  instead,  the Portfolio will lose part or all of the benefit of the  increased  value  of its  securities  which  it has  because  it will  have offsetting losses in its futures position. In addition,  in such situations,  if the Portfolio had insufficient  cash, it may be required to sell securities from its  portfolio  to meet  daily  variation  margin  requirements.  Such  sales of securities may, but will not  necessarily,  be at increased prices which reflect the rising market.  The Portfolios may be required to sell  securities at a time when it may be disadvantageous to do so.

     Further,  with respect to options on futures contracts,  the Portfolios may seek to close out an option position by writing or buying an offsetting position covering the same  securities or contracts and have the same exercise  price and expiration  date.  The ability to establish  and close out  positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

Futures Contracts and Options on Futures Contracts
     In order to remain fully invested,  to facilitate  investments in portfolio securities and to reduce  transaction  costs, The Large-Cap  Growth Equity,  The
Mid-Cap Growth Equity,  The Small-Cap  Growth Equity,  The Focus Smid-Cap Growth
Equity,  The Smid-Cap  Growth  Equity,  The Real Estate  Investment  Trust,  The
Emerging Markets,  The All-Cap Growth Equity, The Intermediate Fixed Income, The
Core Focus  Fixed  Income and The Core Plus Fixed  Income  Portfolios  may, to a
limited  extent,  enter into  futures  contracts,  purchase  or sell  options on futures  contracts and engage in certain  transactions in options on securities, and may enter into closing  transactions  with respect to such  activities.  The
Portfolios will only enter into these transactions for hedging purposes if it is consistent  with the  Portfolios'  investment  objectives  and  policies and the
Portfolios will not engage in such  transactions to the extent that  obligations relating  to futures  contracts,  options on futures  contracts  and  options on securities,  in the aggregate,  exceed 25% of the Portfolios'  assets, or 20% of
The Real Estate Investment Trust Portfolios' total assets.

     Additionally,  The International  Fixed Income, The Core Plus Fixed Income,
The Core Focus Fixed Income and The Emerging  Markets  Portfolios may enter into futures contracts,  purchase or sell options on futures contracts,  and trade in options on foreign  currencies,  and may enter into  closing  transactions  with respect  to such  activities  to hedge  or  "cross  hedge"  the  currency  risks associated with its investments.

                                       24

     The Large-Cap  Growth  Equity,  The Mid-Cap  Growth  Equity,  The Small-Cap
Growth Equity, The Focus Smid-Cap Growth Equity, The Smid-Cap Growth Equity, The
Real Estate Investment  Trust, The Emerging Markets,  The All-Cap Growth Equity,
The  Intermediate  Fixed  Income,  The Core Focus Fixed Income and The Core Plus
Fixed Income  Portfolios  may enter into  contracts for the purchase or sale for future  delivery of  securities.  A futures  contract  is a bilateral  agreement providing  for the  purchase  and  sale of a  specified  type  and  amount  of a financial instrument,  or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures  contract provides for a specified settlement date on which the securities  underlying the contracts are delivered,  or in the case of securities index futures  contracts, the difference  between the price at which the contract was entered into and the contract's  closing  value is settled  between the  purchaser  and the seller in cash.  Futures  contracts  differ  from  options  in  that  they  are  bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction.  In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

     The purchase or sale of a futures  contract  also differs from the purchase or sale of a security or the purchase of an option in that no purchase  price is paid or received.  Instead, an amount of cash or cash equivalents,  which varies but may be as low as 5% or less of the value of the contract,  must be deposited with the broker as  "initial  margin" as a good faith  deposit.  This  amount is generally  maintained in a segregated account at the custodian bank.  Subsequent payments to and from the broker,  referred to as "variation margin," are made on a daily  basis as the value of the index or  instrument  underlying  the futures contract  fluctuates,  making  positions  in the futures  contract  more or less valuable, a process known as "marking to the market."

     Foreign currency futures  contracts  operate similarly to futures contracts concerning securities. When The International Fixed Income, The Emerging Markets
Portfolio  sells a futures  contract on a foreign  currency,  it is obligated to deliver that foreign currency at a specified future date. Similarly,  a purchase by the  Portfolio  gives it a contractual  right to receive a foreign  currency.
This enables the Portfolio to "lock in" exchange rates.  The Portfolios may also purchase  and  write  options  to buy or sell  futures  contracts  in which  the
Portfolio's may invest and enter into related closing  transactions.  Options on futures are similar to options except that options on futures give the purchaser the right,  in return for the  premium  paid,  to assume a position in a futures contract,  rather than actually to purchase or sell the futures  contract,  at a specified  exercise  price at any time  during  the  period of the  option.  The
Portfolios  will not enter into  futures  contracts  and options  thereon to the extent  that  more than 5% of a  Portfolio's  assets  are  required  as  futures contract  margin  deposits  and  premiums on options and only to the extent that obligations  under such futures  contracts and options  thereon would not exceed
20%  of the  Portfolio's  total  assets.  In  the  case  of an  option  that  is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limit.

     To the  extent  that  interest  or  exchange  rates  move in an  unexpected direction,  the Portfolio may not achieve the anticipated  benefits of investing in futures  contracts and options thereon,  or may realize a loss. To the extent that a Portfolio purchases an option on a futures contract and fails to exercise the option  prior to the  exercise  date,  it will  suffer a loss of the premium paid.  Further,  the  possible  lack of a  secondary  market  would  prevent the
Portfolio from closing out its positions relating to futures.

High-Yield, High Risk Securities
     The Large-Cap Growth Equity,  The  International  Fixed Income,  The Global
Fixed  Income,  The  Core  Plus  Fixed  Income  and The  All-Cap  Growth  Equity
Portfolios may invest up to 5%, 5%, 5%, 30% and 5%, respectively,  of its assets in  high  risk,  high-yield  fixed-income  securities  of  foreign  governments, including,  within  specified  limitations,  Brady Bonds.  The Emerging  Markets
Portfolio  may  invest up to 35% of its net  assets in  fixed-income  securities issued by emerging country companies, and foreign

                                       25

governments,  their agencies and  instrumentalities or political  sub-divisions, all of which may be high-yield, high risk securities, including Brady Bonds.

     The High-Yield Bond Portfolio  invests  primarily in securities rated B- or higher  by S&P or B3 or  higher  by  Moody's  or,  if  unrated,  judged to be of comparable quality by the Manager.  See "Appendix  A--Description of Ratings" to
this Part B for more rating information.

     High-yield,  high risk  bonds are  considered  to be of poor  standing  and predominantly  speculative and entail certain risks,  including the risk of loss of principal,  which may be greater than the risks  involved  with  investing in investment grade  securities.  Such securities are sometimes issued by companies whose  earnings at the time of issuance are less than the projected debt service on the  high-yield  securities.  Such  securities  are subject to a  substantial degree of credit  risk.  In the past,  the  high-yields  from  these  bonds have compensated for their higher default rates. There can be no assurance,  however, that yields will continue to offset  default rates on these bonds in the future.
The Manager  intends to maintain an  adequately  diversified  portfolio of these bonds for the High-Yield  Bond  Portfolio.  Investments  in high-yield  bonds by
other   Portfolios  is  limited  as  discussed  herein  and  in  the  applicable
Prospectus.  While  diversification and limiting the percentage of the Portfolio that  can be  invested  in such  bonds  can  help to  reduce  the  effect  of an
individual   default  on  the  Portfolios,   there  can  be  no  assurance  that
diversification  or limitation  will protect the Portfolios from widespread bond defaults brought about by a sustained economic downturn.

     Medium  and  low-grade  bonds  held by the  Portfolios  may be  issued as a consequence of corporate  restructurings,  such as leveraged buy-outs,  mergers, acquisitions,  debt  recapitalizations  or similar events. Also, these bonds are often issued by smaller,  less  creditworthy  companies  or by highly  leveraged
(indebted)  firms,  which are generally less able than more  financially  stable firms to make scheduled  payments of interest and principal.  The risks posed by bonds issued under such circumstances are substantial.

     The economy  and  interest  rates may affect  these  high-yield,  high risk securities differently from other securities.  Prices have been found to be less sensitive  to interest  rate changes  than higher  rated  investments,  but more sensitive to adverse  economic  changes or  individual  corporate  developments.
Also,  during an economic  downturn  or  substantial  period of rising  interest rates,  highly  leveraged  issuers may experience  financial  stress which would adversely  affect  their  ability  to service  principal  and  interest  payment
obligations,   to  meet  projected  business  goals  and  to  obtain  additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal  will also ordinarily  have a more dramatic effect on the values of these  investments than on the values of higher  rated  securities.  Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest  or  dividends  when  due.  Such  changes  will,  however,  affect  the respective Portfolios' NAV.

     Although the market for  high-yield  bonds has been in  existence  for many years,  including  periods of economic  downturns,  the  high-yield  market grew rapidly during the long economic expansion which took place in the United States during the 1980s.  During the economic  expansion,  the use of  high-yield  debt securities to fund highly leveraged  corporate  acquisitions and  restructurings increased  dramatically.  As a result,  the high-yield market grew substantially
during  the  economic  expansion.   Although  experts  disagree  on  the  impact
recessionary  periods  have had and will  have on the  high-yield  market,  some analysts  believe a protracted  economic  downturn  would  severely  disrupt the market for high yield bonds,  adversely  affect the value of outstanding  bonds, adversely  affect the  liquidity  of such  bonds,  and/or  adversely  affect the ability of high-yield  issuers to repay  principal and interest.  Those analysts cite volatility experienced in the high-yield market in the past as evidence for their  position.  It is likely that protracted  periods of economic  uncertainty would result in increased  volatility in the market prices of high-yield  bonds, an increase in the number of

                                       26

high-yield bond defaults and corresponding volatility in the Portfolio's NAV.

     In addition,  if, as a result of  volatility  in the  high-yield  market or other factors,  the Portfolio  experiences  substantial  net  redemptions of the
Portfolio's shares for a sustained period of time, the High-Yield Bond Portfolio may be required to sell  securities  without regard to the investment  merits of the  securities  to be sold.  If the  Portfolio  sells a  substantial  number of securities to generate proceeds for redemptions, the asset base of the Portfolio will decrease and the Portfolio's expense ratios may increase.

     Furthermore,  the secondary  market for high-yield  securities is currently dominated  by  institutional  investors,  including  mutual  funds  and  certain financial  institutions.  There is generally  no  established  retail  secondary market  for  high-yield  securities.  As a  result,  the  secondary  market  for high-yield  securities  is more  limited and less  liquid  than other  secondary securities markets. The high-yield secondary market is particularly  susceptible to liquidity  problems when the institutions which dominate it temporarily cease buying bonds for regulatory, financial or other reasons, such as the savings and loan crisis.  A less liquid  secondary  market may have an adverse effect on the
Portfolio's ability to dispose of particular issues, when necessary, to meet the
Portfolio's liquidity needs or in response to a specific economic event, such as the deterioration in the  creditworthiness  of the issuer.  In addition,  a less liquid  secondary  market makes it more  difficult for the  Portfolios to obtain precise  valuations of the  high-yield  securities in their  portfolios.  During periods  involving  such  liquidity  problems,  judgment plays a greater role in valuing  high-yield  securities than is normally the case. The secondary  market for high-yield  securities is also generally  considered to be more likely to be
disrupted  by  adverse   publicity  and  investor   perceptions  than  the  more
established   secondary  securities  markets.  A  Portfolio's  privately  placed
high-yield  securities  are  particularly   susceptible  to  the  liquidity  and
valuation risks outlined above.

     Finally,  there are a variety of legislative  actions which have been taken or which are  considered  from time to time by the United States  Congress which
could  adversely   affect  the  market  for  high-yield   bonds.   For  example,
Congressional  legislation limited the deductibility of interest paid on certain high-yield bonds used to finance  corporate  acquisitions.  Also,  Congressional legislation has, with some exceptions,  generally  prohibited  federally-insured
savings  and  loan  institutions   from  investing  in  high-yield   securities.
Regulatory actions have also affected the high-yield  market. For example,  many insurance  companies have restricted or eliminated  their purchase of high-yield bonds as a  result  of,  among  other  factors,  actions  taken by the  National
Association of Insurance  Commissioners.  If similar  legislative and regulatory actions are taken in the future,  they could result in further tightening of the secondary  market  for  high-yield  issues,  could  reduce  the  number  of  new high-yield  securities  being  issued and could make it more  difficult  for the
High-Yield Portfolio, in particular, to attain its investment objective.

Investment Company Securities
     Any investments  that the Portfolios make in either  closed-end or open-end investment  companies  will be  limited  by the 1940 Act,  and  would  involve a payment of their pro rata portion of the expenses,  including  advisory fees, of such other investment companies.  Under the 1940 Act's current limitations,  the
Portfolios  may  not:  (i) own  more  than 3% of the  voting  stock  of  another investment  company;  (ii) invest more than 5% of a Portfolio's  total assets in the shares of any one  investment  company;  nor (iii) invest more than 10% of a
Portfolio's  total  assets  in  shares  of  other  investment  companies.  These percentage  limitations also apply to a Portfolio's  investments in unregistered investment companies.

Mortgage-Backed Securities
     The Real Estate  Investment  Trust,  The Core Focus Fixed Income,  The Core
Plus Fixed  Income,  The  Intermediate  Fixed Income and The Global Fixed Income
Portfolios may invest in mortgage-backed  securities issued or guaranteed by the
U.S. government, its agencies or instrumentalities or by government

                                       27

sponsored  corporations.  Those  securities  include,  but are not  limited  to,
Government National Mortgage Association ("GNMA") certificates.  Such securities differ from other fixed-income  securities in that principal is paid back by the borrower  over the  length of the loan  rather  than  returned  in a lump sum at maturity.  When prevailing interest rates rise, the value of a GNMA security may decrease as do other debt  securities.  When prevailing  interest rates decline, however,  the value of GNMA  securities may not rise on a comparable  basis with other debt  securities  because of the  prepayment  feature of GNMA  securities.
Additionally,  if a  GNMA  certificate  is  purchased  at a  premium  above  its principal value because its fixed rate of interest  exceeds the prevailing level of yields,  the  decline in price to par may result in a loss of the  premium in the event of prepayment.  Funds received from  prepayments  may be reinvested at the prevailing  interest rates which may be lower than the rate of interest that had previously been earned.

     The  Portfolios  also may  invest in  collateralized  mortgage  obligations
("CMOs") and real estate mortgage investment conduits ("REMICs").  CMOs are debt securities issued by U.S. government  agencies or by financial  institutions and other mortgage lenders and  collateralized  by a pool of mortgages held under an indenture.  CMOs are  issued in a number of  classes  or series  with  different maturities.  The classes or series are  retired in  sequence  as the  underlying mortgages are repaid.  REMICs, which were authorized under the Tax Reform Act of
1986,  are  private  entities  formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in
that  they   issue   multiple   classes  of   securities.   To  the  extent  any
privately-issued  CMOs  or  REMICs  in  which  the  Portfolios  may  invest  are considered  by the SEC to be investment  companies,  the  Portfolios  will limit their  investments in such securities in a manner consistent with the provisions of the 1940 Act.

     The mortgages backing these securities include  conventional  30-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. These mortgages may be supported by various types of insurance,  may be backed by GNMA certificates  or other mortgage  pass-throughs  issued or guaranteed by the U.S.
government,  its agencies or  instrumentalities.  However, the guarantees do not extend  to the  mortgage-backed  securities'  value,  which  is  likely  to vary inversely with  fluctuations in interest rates.  These  certificates are in most cases "pass-through"  instruments,  through which the holder receives a share of
all  interest  and  principal   payments  from  the  mortgages   underlying  the
certificate.  Because the prepayment characteristics of the underlying mortgages vary,  it is not  possible to predict  accurately  the average  life or realized yield of a particular  issue of  pass-through  certificates.  During  periods of declining  interest rates,  prepayment of mortgages  underlying  mortgage-backed securities  can be expected to  accelerate.  When the mortgage  obligations  are prepaid,  a Portfolio may reinvest the prepaid amounts in securities,  the yield of which reflects interest rates prevailing at the time.  Moreover,  prepayments of mortgages  which underlie  securities  purchased at a premium could result in capital losses.

     Certain CMOs and REMICs may have  variable or floating  interest  rates and others  may be  stripped.  Stripped  mortgage  securities  have  greater  market volatility  than other types of mortgage  securities in which the Portfolios may invest.

     Stripped mortgage  securities are usually  structured with two classes that receive different  proportions of the interest and principal  distributions on a pool of mortgage assets. A common type of stripped  mortgage  security will have one class  receiving  some of the  interest and most of the  principal  from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "interest-only"  class), while the other class will receive all of the principal (the  "principal-only"  class). The yield to maturity on an interest-only  class is extremely  sensitive  not only to changes in  prevailing
interest  rates  but  also  to  the  rate  of  principal   payments   (including
prepayments)  on the related  underlying  mortgage  assets,  and a rapid rate of principal  payments may have a material adverse effect on a Portfolio's yield to maturity.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may

                                       28

fail to fully  recoup its initial  investment  in these  securities  even if the securities are rated in the highest rating categories.

     Although   stripped   mortgage   securities   are  purchased  and  sold  by
institutional  investors  through  several  investment  banking  firms acting as brokers or dealers, these securities were only recently developed.  As a result, established trading markets have not yet been fully developed and,  accordingly, these  securities are generally  illiquid and to such extent,  together with any other  illiquid  investments,  will not exceed 10% or 15%, as  applicable,  of a
Portfolio's net assets.

     CMOs and REMICs issued by private  entities are not  government  securities and are not directly  guaranteed by any government  agency.  They are secured by the  underlying  collateral of the private  issuer.  Each of the  Portfolios may invest in such  private-backed  securities but, the  Portfolios,  other than The
Intermediate Fixed Income Portfolio,  will do so only if: (i) the securities are
100%  collateralized  at the time of issuance by securities issued or guaranteed by the U.S. government,  its agencies or  instrumentalities  and (ii) currently, they are rated at the time of purchase in the two highest grades by a nationally recognized statistical rating agency.

     The  Intermediate  Fixed  Income,  The Core Focus Fixed Income and The Core
Plus Fixed  Income  Portfolios  each may invest up to 20% of its total assets in
CMOs and  REMICs  issued by private  entities  which are not  collateralized  by securities  issued  or  guaranteed  by the  U.S.  government,  its  agencies  or instrumentalities,  non-agency mortgage-backed securities.  Investments in these securities  may be made  only if the  securities:  (i) are  rated at the time of
purchase  in  the  four  top  rating  categories  by  a  nationally   recognized
statistical rating  organization (e.g., BBB or better by S&P or Baa or better by
Moody's) and (ii)  represent  interests in  whole-loan  mortgages,  multi-family mortgages,  commercial  mortgages and other mortgage  collateral  supported by a first mortgage lien on real estate.  Non-agency  mortgage-backed  securities are subject to the interest rate and prepayment  risks,  described  above,  to which other  CMOs and  REMICs  issued  by  private  issuers  are  subject.  Non-agency mortgage-backed  securities  may also be  subject  to a greater  risk of loss of interest and principal because they are not  collateralized by securities issued or guaranteed by the U.S. government. In addition, timely information concerning the loans underlying  these  securities may not be as readily  available and the market for these securities may be less liquid than other CMOs and REMICs.

Options
     The Large-Cap  Growth Equity,  The Mid-Cap  Growth Equity,  The Real Estate
Investment Trust, The Core Plus Fixed Income,  The Core Focus Fixed Income,  The
Intermediate  Fixed Income,  The Emerging Markets,  The Small-Cap Growth Equity,
The Focus  Smid-Cap  Growth Equity,  The Smid-Cap  Growth Equity and The All-Cap
Growth Equity  Portfolios  may purchase  call  options,  write call options on a covered basis,  purchase put options and write put options.  Writing put options will require the Portfolio to segregate assets sufficient to cover the put while the option is outstanding.

     The  Portfolios  may invest in options that are either  exchange-listed  or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close  options  positions and this may have an adverse impact on the Portfolios'  ability to effectively  hedge their  securities.  The
Mid-Cap  Growth Equity and The  Intermediate  Fixed Income  Portfolios  will not invest more than 10% of their respective assets in illiquid securities,  and The
Large-Cap Growth Equity,  The Real Estate  Investment Trust, The Core Plus Fixed
Income, The Core Focus Fixed Income, The Emerging Markets,  The Small-Cap Growth
Equity,  The Focus Smid-Cap  Growth Equity,  The Smid-Cap  Growth Equity and The
All-Cap  Growth  Equity  Portfolios  will  not  invest  more  than  15% of their respective assets in illiquid securities.

                                       29

     Covered Call Writing.  The  Portfolios  may write covered call options from time to time on such portion of their securities as the Manager or Mondrian,  as applicable,  determines is  appropriate  given the limited  circumstances  under which the Portfolios intend to engage in this activity.  A call option gives the purchaser  of such  option  the  right to buy and the  writer  (in  this  case a
Portfolio) the obligation to sell the underlying  security at the exercise price during the option  period.  The advantage is that the writer  receives a premium income  and the  purchaser  may hedge  against an  increase  in the price of the securities it ultimately wishes to buy. If the security rises in value, however, the Portfolio may not fully participate in the market appreciation.

     During the option  period,  a covered call option writer may be assigned an exercise  notice by the  broker/dealer  through  whom such call  option was sold requiring the writer to deliver the underlying  security  against payment of the exercise price.  This obligation is terminated upon the expiration of the option period or at such  earlier time in which the writer  effects a closing  purchase transaction.  A closing purchase  transaction cannot be effected with respect to an option  once the  option  writer has  received  an  exercise  notice for such option.

     With  respect  to  options  on  actual  portfolio  securities  owned by the
Portfolios, a Portfolio may enter into closing purchase transactions.  A closing purchase  transaction is one in which the Portfolio,  when obligated as a writer of an option,  terminates  its  obligation  by  purchasing an option of the same series as the option previously written.

     Consistent  with the limited  purposes for which the  Portfolios  intend to engage in the  writing of covered  calls,  closing  purchase  transactions  will ordinarily  be effected to realize a profit on an  outstanding  call option,  to prevent an  underlying  security  from being  called,  to permit the sale of the underlying  security or to enable the Portfolios to write another call option on the  underlying  security with either a different  exercise  price or expiration date or both.

     The  Portfolios  may  realize a net gain or loss  from a  closing  purchase transaction  depending  upon  whether  the net  amount of the  original  premium received  on the call  option  is more or less  than the cost of  effecting  the
closing  purchase   transaction.   Any  loss  incurred  in  a  closing  purchase
transaction may be partially or entirely  offset by the premium  received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or  partially  offset by  unrealized  appreciation  in the market value of the underlying  security.  Conversely,  a gain resulting from a closing purchase  transaction  could be offset  in whole or in part by a decline  in the market value of the underlying security.

     If a call option expires unexercised, a Portfolio will realize a short-term capital  gain in the amount of the  premium on the option,  less the  commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Portfolio will realize a gain or loss from the sale of the underlying security equal to the  difference  between the cost of the underlying  security,  and the proceeds  of the sale of the  security  plus the  amount of the  premium  on the option, less the commission paid.

     The market value of a call option generally reflects the market price of an underlying  security.  Other principal  factors  affecting  market value include supply and  demand,  interest  rates,  the price  volatility  of the  underlying security and the time remaining until the expiration date.

     The Portfolios will write call options only on a covered basis, which means that the Portfolios will own the underlying security subject to a call option at all times during the option  period.  Unless a closing  purchase  transaction is effected,  the Portfolios would be required to continue to hold a security which they might  otherwise  wish to sell,  or  deliver a security  they would want to hold.  Options  written by the Portfolios  will normally have  expiration  dates between one and nine months from the date written.

                                       30

The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

     Purchasing  Call Options.  The  Portfolios may purchase call options to the extent that  premiums paid by the  Portfolios  do not aggregate  more than 2% of their  respective  total assets.  When a Portfolio  purchases a call option,  in return for a premium  paid by the  Portfolio  to the writer of the  option,  the
Portfolio  obtains  the right to buy the  security  underlying  the  option at a specified  exercise price at any time during the term of the option.  The writer of the call option,  who  receives the premium upon writing the option,  has the obligation,  upon  exercise of the option,  to deliver the  underlying  security against payment of the exercise price.  The advantage of purchasing call options is that the Portfolios may alter portfolio  characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

     The  Portfolios  may,  following  the purchase of a call option,  liquidate their positions by effecting a closing sale transaction. This is accomplished by selling an option of the same  series as the option  previously  purchased.  The
Portfolios  will realize a profit from a closing sale  transaction  if the price received  on the  transaction  is more than the  premium  paid to  purchase  the original  call option;  the  Portfolios  will realize a loss from a closing sale transaction  if the price  received on the  transaction is less than the premium paid to purchase the original call option.

     Although the Portfolios will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary  market on an exchange will exist for any particular  option, or at any  particular  time,  and for some  options  no  secondary  market on an exchange  may exist.  In such event,  it may not be  possible to effect  closing transactions in particular  options,  with the result that the Portfolios  would have to  exercise  their  options in order to realize any profit and would incur brokerage  commissions upon the exercise of such options and upon the subsequent disposition of the underlying  securities  acquired through the exercise of such
options.   Further,   unless  the  price  of  the  underlying  security  changes sufficiently,  a call option  purchased  by a Portfolio  may expire  without any value to the Portfolio.

     Purchasing  Put  Options.  The  Portfolios  may purchase put options to the extent  premiums paid by the  Portfolios do not aggregate  more than 2% of their respective total assets.  The Mid-Cap Growth Equity,  The Real Estate Investment
Trust and The Core Plus Fixed Income  Portfolios will, at all times during which they hold a put option, own the security covered by such option.

     A put option  purchased by the Portfolios  gives them the right to sell one of their  securities for an agreed price up to an agreed date.  Consistent  with the limited  purposes for which the  Portfolios  intend to purchase put options, the  Portfolios  intend to purchase  put  options in order to protect  against a decline in the market value of the underlying  security below the exercise price less the  premium  paid for the  option  ("protective  puts").  The  ability  to purchase  put options will allow a Portfolio  to protect  unrealized  gain in an appreciated security in its portfolio without actually selling the security.  If the security does not drop in value,  the  Portfolio  will lose the value of the premium  paid.  The  Portfolio  may sell a put  option  which it has  previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss  depending  on whether the amount  received on the sale is more or less than the  premium and other  transaction  costs paid on the put option which is sold.

     The  Portfolios  may sell a put option  purchased on  individual  portfolio
securities.   Additionally,   the   Portfolios   may  enter  into  closing  sale
transactions. A closing sale transaction is one in which a Portfolio, when it is the holder of an  outstanding  option,  liquidates  its  position  by selling an option of the same series as the option previously purchased.

                                       31

     Writing Put Options.  A put option  written by a Portfolio  obligates it to buy the security  underlying  the option at the exercise price during the option period and the purchaser of the option has the right to sell the security to the
Portfolio. During the option period, the Portfolio, as writer of the put option, may be assigned an exercise notice by the broker/dealer  through whom the option was sold  requiring the Portfolio to make payment of the exercise  price against delivery of the underlying security.  The obligation  terminates upon expiration of the put option or at such earlier time at which the writer  effects a closing purchase  transaction.  A Portfolio  may write put options only if the Portfolio will  maintain in a  segregated  account with its  custodian  bank,  cash,  U.S.
government  securities  or other  assets in an amount not less than the exercise price of the option at all times during the option  period.  The amount of cash,
U.S.  government  securities or other assets held in the segregated account will be  adjusted  on a daily  basis to reflect  changes  in the market  value of the securities covered by the put option written by the Portfolios.  Consistent with the limited purposes for which the Portfolios intend to engage in the writing of put options,  such put options will generally be written in circumstances  where the  Manager or  Mondrian,  as  applicable,  wishes to purchase  the  underlying security for the  Portfolios  at a price lower than the current  market price of the security. In such event, a Portfolio would write a put option at an exercise price which,  reduced by the premium received on the option,  reflects the lower price it is willing to pay.

     Following the writing of a put option, the Portfolios may wish to terminate the obligation to buy the security  underlying the option by effecting a closing purchase  transaction.  This is  accomplished  by  buying  an option of the same series as the option previously written. The Portfolios may not, however, effect such a closing  transaction after they have been notified of the exercise of the option.

Options on Stock Indices
     The Large-Cap  Growth  Equity,  The Emerging  Markets,  The Core Plus Fixed
Income,  The Core  Focus  Fixed  Income,  The  Intermediate  Fixed  Income,  The
Small-Cap Growth Equity,  The Focus Smid-Cap Growth Equity,  The Smid-Cap Growth
Equity and The All-Cap  Growth Equity  Portfolios  may acquire  options on stock indices.  A stock index assigns relative values to the common stocks included in the index with the index  fluctuating  with changes in the market  values of the underlying common stock.

     Options  on stock  indices  are  similar  to  options  on  stocks  but have different delivery requirements. Stock options provide the right to take or make delivery of the  underlying  stock at a specified  price.  A stock index  option gives the holder the right to receive a cash "exercise  settlement amount" equal to (i) the amount by which the fixed  exercise  price of the option  exceeds (in the case of a put) or is less than (in the case of a call) the closing  value of the underlying index on the date of exercise,  multiplied by (ii) a fixed "index multiplier."  Receipt of this cash amount will depend upon the closing  level of the stock index upon which the option is based being  greater  than (in the case of a call) or less than (in the case of a put) the exercise price of the option.
The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified  multiple.  The writer of the option is  obligated,  in return for the premium received to make delivery of this amount. Gain or loss to a Portfolio on transactions  in stock index options will depend on price movements in the stock market  generally (or in a particular  industry or segment of the market) rather than  price  movements  of  individual  securities.  As with  stock  options,  a
Portfolio  may offset its position in stock index options prior to expiration by entering  into a closing  transaction  on an  exchange  or it may let the option expire unexercised.

     A stock index  fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the
Standard & Poor's  500 or the New York  Stock  Exchange  Composite  Index,  or a
narrower market index such as the Standard & Poor's 100.  Indices are also based on an  industry  or  market  segment  such as the AMEX Oil and Gas  Index or the
Computer and Business  Equipment  Index.  Options on stock indices are currently traded on domestic

                                       32

exchanges  such as:  The  Chicago  Board  Options  Exchange,  the New York Stock
Exchange and American Stock Exchange as well as on foreign exchanges.

     A  Portfolio's  ability  to  hedge  effectively  all  or a  portion  of its securities  through  transactions  in  options on stock  indices  depends on the degree to which the price moves in the Portfolio's securities. Since a Portfolio will not  duplicate  the  components of an index,  the  correlation  will not be exact.  Consequently,  a  Portfolio  bears  the  risk  that  the  prices  of the securities  being  hedged  will  not  move in the  same  amount  as the  hedging instrument. It is also possible that there may be a negative correlation between the  index  or  other  securities  which  would  result  in a loss on both  such securities and the hedging instrument.

     Positions  in stock  index  options  may be closed out only on an  exchange which  provides a  secondary  market.  There can be no  assurance  that a liquid secondary market will exist for any particular stock index option.  Thus, it may not be  possible  to close  such an  option.  The  inability  to  close  options positions could have an adverse impact on a Portfolio's  ability  effectively to hedge its  securities.  A Portfolio  will enter into an option  position only if there appears to be a liquid secondary market for such options.

     A Portfolio will not engage in transactions in options on stock indices for speculative  purposes  but only to  protect  appreciation  attained  and to take advantage of the liquidity available in the option markets.

Portfolio Loan Transactions
     Each Portfolio may loan up to 25% of its assets to qualified broker/dealers or  institutional  investors  for their  use  relating  to short  sales or other security transactions.

     It is the  understanding of the Trust that the SEC staff permits  portfolio lending by registered  investment companies if certain conditions are met. These conditions are as follows: (i) each transaction must have 100% collateral in the form of cash, short-term U.S. government  securities,  or irrevocable letters of credit payable by banks acceptable to Pooled Trust from the borrower;  (ii) this collateral  must be valued  daily and  should  the  market  value of the  loaned securities  increase,  the borrower  must  furnish  additional  collateral  to a
Portfolio; (iii) a Portfolio must be able to terminate the loan after notice, at any time; (iv) a Portfolio must receive reasonable interest on any loan, and any dividends,  interest  or other  distributions  on the lent  securities,  and any increase  in the  market  value  of such  securities;  (v) a  Portfolio  may pay reasonable  custodian  fees in  connection  with the loan;  and (vi) the  voting rights on the lent securities may pass to the borrower;  however, if the Trust's
Board of  Trustees  of knows that a  material  event  will  occur  affecting  an investment  loan, they must either terminate the loan in order to vote the proxy or enter  into an  alternative  arrangement  with the  borrower  to  enable  the trustees to vote the proxy.

     The major risk to which a Portfolio would be exposed on a loan  transaction is the risk that the borrower  would go bankrupt at a time when the value of the security goes up. Therefore,  a Portfolio will only enter into loan arrangements after a review of all pertinent facts by the Manager or Mondrian, as applicable, under the  supervision  of the Board of Trustees as  applicable,  including  the creditworthiness of the borrowing broker, dealer or institution and then only if the  consideration  to be  received  from such  loans  would  justify  the risk.
Creditworthiness  will be  monitored  on an  ongoing  basis  by the  Manager  or
Mondrian, as applicable.

Real Estate Investment Trusts

     The Real Estate  Investment  Trust  Portfolios'  investments in real estate investment trusts ("REITs") present certain further risks that are unique and in addition to the risks  associated  with investing in the real estate industry in general. The Large-Cap Growth Equity Portfolio may also invest in

                                       33

REITs consistent with its investment  objectives and policies.  Equity REITs may be  affected  by changes in the value of the  underlying  property  owned by the
REITs,  while  mortgage  REITs may be  affected  by the  quality  of any  credit extended. REITs are dependent on management skills, are not diversified, and are subject  to the risks of  financing  projects.  REITs  whose  underlying  assets include  long-term  health  care  properties,  such as nursing,  retirement  and assisted  living homes,  may be impacted by federal  regulations  concerning the health care industry.

     REITs (especially mortgage REITs) are also subject to interest rate risks -
when  interest  rates  decline,  the value of a REIT's  investment in fixed rate obligations can be expected to rise.  Conversely,  when interest rates rise, the value of a REIT's  investment  in fixed  rate  obligations  can be  expected  to decline.  In contrast,  as interest rates on adjustable  rate mortgage loans are reset periodically,  yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates,  causing the value of such investments to fluctuate less  dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     REITs may have limited financial  resources,  may trade less frequently and in a  limited  volume,  and may be  subject  to more  abrupt  or  erratic  price movements than other securities.

Repurchase Agreements
     While each  Portfolio is permitted to do so, it normally does not invest in repurchase agreements, except to invest cash balances or for temporary defensive purposes.

     The funds in the Delaware Investments family (each a "Delaware  Investments
Fund" and collectively,  the "Delaware Investments Funds"), including the Trust, have obtained an exemption (the "Order") from the SEC from the joint-transaction prohibitions  of Section  17(d) of the 1940 Act to allow  such Funds  jointly to invest  cash  balances.  Each  Portfolio  may invest  cash  balances  in a joint repurchase  agreement  in  accordance  with the terms of the  Order and  subject generally to the conditions described below.

     A repurchase  agreement is a short-term  investment  by which the purchaser acquires  ownership of a debt security and the seller  agrees to repurchase  the obligation at a future time and set price,  thereby determining the yield during the purchaser's holding period.  Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to a Portfolio, if any, would be the  difference  between  the  repurchase  price  and the  market  value  of the security.  If bankruptcy  proceedings are commenced with respect to the seller a
Portfolio's  realization  upon the  collateral  may be delayed or limited.  Each
Portfolio will limit its  investment's  in repurchase  agreements to those which the Manager or Mondrian,  as  applicable,  determines to present  minimal credit risks  and  which  are of high  quality.  In  addition,  a  Portfolio  must have collateral  of at least 102% of the  repurchase  price,  including  the  portion representing the Portfolio's yield under such agreements which is monitored on a daily basis.  The term of these agreements is usually from overnight to one week and never exceeds one year.  The  Large-Cap  Value  Equity,  The Mid-Cap  Growth
Equity,  The International  Equity, The Intermediate Fixed Income and The Global
Fixed Income  Portfolios may invest no more than 10% of net assets in repurchase agreements  having a  maturity  in excess of seven  days.  The Large Cap  Growth
Equity,  The Small-Cap  Growth  Equity,  The Focus Smid-Cap  Growth Equity,  The
Smid-Cap  Growth  Equity,  The Real Estate  Investment  Trust,  The Labor Select
International  Equity, The Emerging Markets, The All-Cap Growth Equity, The Core
Plus Fixed Income,  The Core Focus Fixed  Income,  The  High-Yield  Bond and The
International  Fixed Income Portfolios may invest no more than 15% of net assets in repurchase agreements having a maturity in excess of seven days.

Restricted and Rule 144A Securities

                                       34

     Each Portfolio may invest in restricted  securities,  including  securities eligible  for resale  without  registration  pursuant  to Rule 144A  ("Rule 144A
Securities") under the 1933 Act. Rule 144A Securities are traded among qualified institutional investors.  While maintaining oversight, the Board of Trustees, as applicable,  has  delegated  to the Manager and  Mondrian,  as  applicable,  the
day-to-day   function  of  determining  whether  or  not  individual  Rule  144A
Securities are liquid for purposes of each Portfolio's  limitation  (whether 15%
or 10% of net  assets) on  investments  in  illiquid  assets.  The  Boards  have instructed  the  Manager  and  Mondrian to  consider  the  following  factors in determining  the liquidity of a Rule 144A Security:  (i) the frequency of trades and trading  volume for the  security;  (ii) whether at least three  dealers are willing to  purchase  or sell the  security  and the  number of other  potential purchasers;  (iii)  whether  at least  two  dealers  are  making a market in the security;  and (iv) the nature of the security and the nature of the marketplace trades  (e.g.,  the time  needed  to  dispose  of the  security,  the  method of soliciting offers, the mechanics of transfer and whether a security is listed on an electronic network for trading the security).

     Investing in Rule 144A  Securities  could have the effect of increasing the level of a Portfolio's  illiquidity to the extent that  qualified  institutional buyers become,  for a time,  uninterested in purchasing these securities.  After the  purchase of a Rule 144A  Security,  however,  the Board of Trustees and the
Manager or Mondrian,  as  applicable,  will continue to monitor the liquidity of that  security  to  ensure  that a  Portfolio  has no more  than 10% or 15%,  as appropriate,  of its net  assets  in  illiquid  securities.  If the  Manager  or
Mondrian,  as  applicable,  determines  that  a Rule  144A  Security  which  was previously  determined  to be liquid is no longer  liquid and, as a result,  the
Portfolio's  holdings of illiquid  securities  exceed the Portfolio's 10% or 15%
limit, as applicable, on investment in such securities, the Manager or Mondrian, as  applicable,  will  determine  what action  shall be taken to ensure that the
Portfolio continues to adhere to such limitation.

     Each  Portfolio may purchase  privately-placed  securities  whose resale is
restricted  under  applicable   securities  laws.  Such  restricted   securities
generally offer a higher return potential than comparable  registered securities
but   involve   some   additional   risk  since  they  can  be  resold  only  in
privately-negotiated   transactions  or  after   registration  under  applicable
securities laws. The registration  process may involve delays which would result in the Portfolio obtaining a less favorable price on a resale.

Short-Term Investments
     The  short-term  investments  in which The  Large-Cap  Growth  Equity,  The
Large-Cap Value Equity, The Mid-Cap Growth Equity, The International Equity, The
Core Plus Fixed Income, The Labor Select  International  Equity, The Real Estate
Investment Trust, The Global Fixed Income,  The International  Fixed Income, The
High-Yield Bond, The Emerging  Markets,  The Small-Cap Growth Equity,  The Focus
Smid-Cap Growth Equity, The Smid-Cap Growth Equity and The All-Cap Growth Equity
Portfolios may invest include:

     (1) Time deposits,  certificates of deposit (including  marketable variable rate  certificates  of  deposit)  and  bankers'  acceptances  issued  by a  U.S.
commercial  bank.  Time  deposits are  non-negotiable  deposits  maintained in a banking  institution  for a specified  period of time at a stated interest rate.
Time  deposits  maturing  in more than  seven  days will not be  purchased  by a
Portfolio,  and time  deposits  maturing  from two business  days through  seven calendar days will not exceed 10% of the net assets of a Portfolio,  in the case of The Large-Cap  Value Equity,  The Mid-Cap  Growth Equity,  The  International
Equity,  The Global Fixed Income and The International  Fixed Income Portfolios,
and 15% of the net assets of a Portfolio,  in the case of The  Large-Cap  Growth
Equity,  The Core Plus Fixed  Income,  The Core Focus  Fixed  Income,  The Labor
Select  International  Equity,  The Real Estate  Investment  Trust, The Emerging
Markets,  The High-Yield Bond, The Small-Cap  Growth Equity,  The Focus Smid-Cap
Growth  Equity,  The  Smid-Cap  Growth  Equity  and The  All-Cap  Growth  Equity
Portfolios. Certificates of deposit are negotiable short-term obligations issued by commercial banks against funds deposited in the issuing

                                       35

institution.  Variable rate  certificates of deposit are certificates of deposit on which  the  interest  rate is  periodically  adjusted  prior to their  stated
maturity  based upon a specified  market rate. A bankers'  acceptance  is a time draft drawn on a commercial  bank by a borrower  usually in  connection  with an international commercial transaction (to finance the import, export, transfer or storage of goods).

     A Portfolio  will not invest in any security  issued by a  commercial  bank unless:  (i) the bank has total assets of at least $1 billion or, in the case of a bank which does not have total  assets of at least $1 billion,  the  aggregate investment  made in any one such bank is limited to $100,000  and the  principal amount of such  investment is insured in full by the Federal  Deposit  Insurance
Corporation,  (ii) it is a member of the Federal Deposit Insurance  Corporation, and (iii) the bank or its securities have received the highest quality rating by a nationally recognized statistical rating organization;

     (2)  Commercial  paper  with the  highest  quality  rating by a  nationally recognized  statistical  rating  organization  (e.g.,  A-1 by S&P or  Prime-1 by
Moody's) or, if not so rated, of comparable quality as determined by the Manager or Mondrian;

     (3) Short-term  corporate  obligations with the highest quality rating by a nationally  recognized  statistical rating organization (e.g., AAA by S&P or Aaa by Moody's) or, if not so rated,  of  comparable  quality as  determined  by the
Manager or Mondrian;

     (4) U.S. government securities (see "U.S. Government Securities");

     (5) Repurchase agreements collateralized by securities listed above; and

     (6) In the case of The International Equity, The Labor Select International
Equity,  The Emerging  Markets,  The Global  Fixed Income and The  International
Fixed Income Portfolios,  bank deposits held by or at the Portfolio's  custodian bank or one of its sub-custodians.

Swaps, Caps, Floors and Collars
     The  Intermediate  Fixed  Income,  The Core Focus Fixed Income and The Core
Plus Fixed Income  Portfolios  may enter into  interest rate and index swaps and the purchase or sale of related caps, floors and collars.  The Portfolios expect to enter into these  transactions  primarily to preserve a return or spread on a particular  investment  or portion of its  portfolio,  as a duration  management technique  or to protect  against any  increase in the price of  securities  the
Portfolios  anticipate  purchasing at a later date. The Portfolios intend to use these  transactions as hedges and not speculative  investments and will not sell interest  rate  caps  or  floors  where  they  do not own  securities  or  other instruments  providing the income stream the Portfolios may each be obligated to pay.  Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a nominal  amount of  principal.  An index swap is an  agreement  to swap cash flows on a notional amount based on changes in the values of the reference indices.  The purchase of a cap entitles the purchaser to receive payments on a notional  principal amount from the party  selling such cap to the extent that a specified  index exceeds a predetermined  interest  rate or amount.  The  purchase of a floor  entitles the purchaser  to receive  payments  on a notional  principal  amount from the party selling  such  floor  to the  extent  that  a  specified  index  falls  below  a predetermined  interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a  predetermined  range of interest rates or values.

     A Portfolio  will usually  enter into swaps on a net basis,  i.e.,  the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.  Inasmuch as these swaps, caps, floors and  collars  are  entered  into for good  faith  hedging  purposes,  the
Manager, Mondrian

                                       36

and the Portfolios  believe such obligations do not constitute senior securities under the 1940 Act and,  accordingly,  will not treat  them as being  subject to their borrowing restrictions.  No Portfolio will enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the
unsecured  long-term  debt  of  the  counterparty,   combined  with  any  credit
enhancements,  is rated at least A by S&P or  Moodys or is  determined  to be of equivalent  credit  quality  by  the  Manager.  If  there  is a  default  by the counterparty,  a  Portfolio  may  have  contractual  remedies  pursuant  to  the agreements related to the transaction.  The swap market has grown  substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agent utilizing standardized swap documentation.  As a result, the swap market has become relatively  liquid.  Caps, floors and collars are more recent  innovations for which  standardized  documentation  has not yet been fully developed and, accordingly, they are less liquid than swaps.

U.S. Government Securities
     The U.S.  government  securities in which the various Portfolios may invest for temporary  purposes and otherwise  (see  "Investment  Restrictions"  and the
Prospectuses of the Portfolios for additional information), include a variety of securities  which are issued or  guaranteed  as to the payment of principal  and interest by the U.S.  government,  and by various agencies or  instrumentalities which have been established or sponsored by the U.S. government.

     U.S.  Treasury  securities are backed by the "full faith and credit" of the
United  States.  Securities  issued or guaranteed  by federal  agencies and U.S.
government  sponsored  instrumentalities  may or may not be  backed  by the full faith and credit of the United  States.  In the case of securities not backed by the full faith and credit of the United  States,  investors  in such  securities look  principally to the agency or  instrumentality  issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United  States  itself in the event the agency or  instrumentality  does not meet its  commitment.  Agencies which are backed by the full faith and credit of the United States include the Export-Import  Bank, Farmers Home  Administration,
Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA,  are, in effect,  backed by the full faith and credit of the United
States through  provisions in their charters that they may make  "indefinite and unlimited"  drawings on the Treasury,  if needed to service its debt.  Debt from certain other  agencies and  instrumentalities,  including the Federal Home Loan
Bank and Federal National Mortgage Association, are not guaranteed by the United
States, but those institutions are protected by the discretionary  authority for the U.S.  Treasury to purchase certain amounts of their securities to assist the institutions  in meeting their debt  obligations.  Finally,  other  agencies and instrumentalities,  such as the Farm  Credit  System and the  Federal  Home Loan
Mortgage Corporation, are federally chartered institutions under U.S. government supervision,  but their debt securities are backed only by the  creditworthiness of those institutions, not the U.S. government.

     Some of the U.S.  government  agencies  that issue or guarantee  securities
include   the   Export-Import   Bank  of  the  United   States,   Farmers   Home
Administration,  Federal Housing Administration,  Maritime Administration, Small
Business Administration, and the Tennessee Valley Authority.

     An  instrumentality  of a U.S.  government  agency is a  government  agency organized under Federal charter with government  supervision.  Instrumentalities issuing or  guaranteeing  securities  include,  among others,  Federal Home Loan
Banks, the Federal Land Banks, Central Bank for Cooperatives,  Federal Immediate
Credit Banks and the Federal National Mortgage Association.

Warrants
     The Large-Cap Growth Equity, The Large-Cap Value Equity, The Mid-Cap Growth
Equity, The Small-Cap Growth Equity, The Smid-Cap Growth Equity, The Real Estate
Investment Trust, The

                                       37

International  Equity,  The Labor  Select  International  Equity,  The  Emerging
Markets and The All-Cap  Growth  Equity  Portfolios  may  purchase  warrants and similar rights, which are privileges issued by corporations  enabling the owners to subscribe to and purchase a specified  number of shares of the corporation at a specified  price during a specified  period of time.  The purchase of warrants involves the risk that a Portfolio could lose the purchase value of a warrant if the  right to  subscribe  to  additional  shares is not  exercised  prior to the warrant's expiration.  Also, the purchase of warrants involves the risk that the effective  price paid for the  warrant  added to the  subscription  price of the related security may exceed the value of the subscribed  security's market price such as when there is no movement in the level of the underlying security.

When-Issued and Delayed Delivery Securities
     Each Portfolio may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are purchased with payment and delivery taking  place in the  future  in order to  secure  what is  considered  to be an advantageous  yield or price at the  time of the  transaction.  Delivery  of and payment for these  securities may take as long as a month or more after the date of the purchase  commitment.  A Portfolio  will  maintain  with its  custodian a separate account with a segregated portfolio of securities in an amount at least equal to these  commitments.  The payment obligation and the interest rates that will be  received  are each  fixed at the time  the  Portfolio  enters  into the commitment and no interest accrues to the Portfolio until  settlement.  Thus, it is possible that the market value at the time of  settlement  could be higher or lower  than the  purchase  price if the  general  level of  interest  rates  has changed.

Zero Coupon and Pay-In-Kind Bonds
     Zero coupon bonds are debt  obligations  which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or pay value.  Pay-In-Kind  ("PIK") bonds pay interest through the issuance to holders of additional  securities.  Zero coupon bonds and PIK bonds are generally considered to be more  interest-sensitive than income bearing bonds, to be more speculative than interest-bearing  bonds and to have certain tax  consequences  which could,  under  certain  circumstances,  be adverse to the  Portfolios  authorized  to invest in them.  Investments  in zero coupon or PIK bonds would require the Portfolio to accrue and distribute  income
not  yet  received.   In  order  to  generate  sufficient  cash  to  make  these distributions,  a Portfolio may be required to sell  securities in its portfolio that it otherwise  might have continued to hold or to borrow.  These rules could affect the amount,  timing and tax character of income  distributed  to you by a
Portfolio.

                  DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

     Except  for  Delaware  REIT Fund Class A, B, C, R and  Institutional  Class
Shares,  each  Portfolio has adopted a policy  generally  prohibiting  providing
portfolio  holdings   information  to  any  person  until  after  the  Portfolio disseminates its monthly  statement to  shareholders.  We provide a list of each
Portfolio's holdings on the shareholder's monthly statement, and then afterwards portfolio holdings  information will be made available to the public who can get such information via phone by calling 1-800-231-8002.

     With respect to the Delaware  REIT Fund Class A, B, C, R and  Institutional
Class Shares of The Real Estate  Investment Trust  Portfolio,  the Trust posts a list of the Fund's  portfolio  holdings  monthly,  with a thirty day lag, on the
Fund's website,  www.delawareinvestments.com.  In addition, on a ten-day lag, we also make  available  a  month-end  summary  listing of the number of the Fund's securities, country and asset allocations, and top ten securities and sectors by percentage of holdings for the Fund. This

                                       38

information  is available  publicly to any and all  shareholders  free of charge once posted on the website by calling 1-800-523-1918.

     Other entities,  including  institutional investors and intermediaries that distribute the Portfolios'  shares,  are generally treated similarly and are not provided with a  Portfolio's  holdings  information  in advance of when they are generally available to the public.  Third-party service providers and affiliated persons of a Portfolio  are provided with the  Portfolio's  holdings only to the
extent  necessary  to  perform   services  under  agreements   relating  to  the
Portfolios.

     Third-party  rating  agencies and  consultants  who have signed  agreements
("Non-Disclosure  Agreements")  with a  Portfolio  or the  Manager  may  receive
portfolio   holdings   information   more  quickly  than  described  above.  The
Non-Disclosure Agreements require that the receiving entity hold the information in the strictest  confidence and prohibit the receiving  entity from  disclosing the information or trading on the information  (either in Portfolio shares or in shares of the Portfolio's securities holdings). In addition, the receiving party must agree to provide  copies of any  research  or reports  generated  using the portfolio  holdings  information  in order to allow for monitoring of use of the information.  Neither a  Portfolio,  the  Manager,  Mondrian  nor any  affiliate receives any compensation or consideration with respect to these agreements.

     To protect  shareholders'  interests  and to avoid  conflicts  of interest,
Non-Disclosure  Agreements  must be approved by a member of the Manager's  Legal
Department  and  Compliance  Department  and  any  deviation  in the  use of the portfolio  holdings  information  by the  receiving  party must be  approved  in writing by the Portfolio's Chief Compliance Officer prior to such use.

     The  Portfolios'  Board of Trustees  will be  notified  of any  substantial changes to the  foregoing  procedures.  The  Portfolios'  Board of Trustees also receives  an annual  report  from the Trust's  Chief  Compliance  Officer on the adequacy of the Trust's compliance with these procedures.

                             MANAGEMENT OF THE TRUST

Officers and Trustees
     The  business and affairs of the Trust are managed  under the  direction of its Board of Trustees. Certain officers and Trustees of the Trust hold identical positions in each of the other  Delaware  Investments  Funds.  As of February 1,
2006, the Trust's  officers and Trustees  owned less than 1% of the  outstanding shares of each Portfolio.  The Trust's Trustees and principal officers are noted
below  along  with their ages and their  business  experience  for the past five years. The Trustees serve for indefinite terms until their resignation, death or removal.

------------ -------------- ------------ ----------------------- -----------   -------------
                                                                 Number of     Other
                                                                 Portfolios    Directorships
                                                                 in Fund       Held
                                                                 Complex       by
Name,                                                            Overseen      Trustee/
Address      Position(s)                 Principal               by Trustee/   Director
and          Held with      Length of    Occupation(s) During    Director      or
Birthdate    the Trust      Time Served  Past 5 Years            or Officer    Officer
--------------------------------------------------------------------------------------------
Interested Trustees
--------------------------------------------------------------------------------------------
Jude T.         Chairman,    5 Years -      Mr. Driscoll has         87        None
Driscoll(2)     President,   Executive     served in various
2005              Chief      Officer      executive capacities
Market          Executive                  at different times
Street           Officer     2 Years -        at Delaware
Philadelphia,  and Trustee   Trustee         Investments(1)
PA 19103

March 10,
1963

                                       39

--------------------------------------------------------------------------------------------
Independent Trustees
--------------------------------------------------------------------------------------------
Thomas L.       Trustee      Since          Private Investor -       87        None
Bennett                      March 23,    (March 2004 - Present)
2005                         2005
Market                                     Investment Manager -
Street                                     Morgan Stanley & Co.
Philadelphia,                             (January 1984 - March
PA 19103                                         2004)

October 4,
1947
--------------------------------------------------------------------------------------------
John A. Fry     Trustee      4 Years            President -          87      Director
2005                                       Franklin & Marshall                  -
Market                                           College                     Community
Street                                    (June 2002 - Present)              Health
Philadelphia,                                                                Systems
PA 19103                                     Executive Vice
                                              President -                    Director -
May 28,                                      University of                   Allied
1960                                          Pennsylvania                   Burton
                                           (April 1995 - June                Security
                                                 2002)                       Holdings

--------------------------------------------------------------------------------------------
Anthony D.      Trustee      12 Years        Founder/Managing        87        None
Knerr                                      Director - Anthony
2005                                       Knerr & Associates
Market                                    (Strategic Consulting)
Street                                      (1990 - Present)
Philadelphia,
PA 19103

December
7, 1938

--------------------------------------------------------------------------------------------
Lucinda S.      Trustee      Since           Chief Investment        87        None
Landreth                     March 23,         Officer -
2005                         2005             Assurant, Inc.
Market                                         (Insurance)
Street                                        (2002 - 2004)
Philadelphia,
PA 19103

June 24,
1947

--------------------------------------------------------------------------------------------
Ann R.          Trustee      16 Years          Consultant -          87      Director
Leven                                       National Gallery of              and
2005                                               Art                       Audit
Market                                        (1994 - 1999)                  Committee
Street                                                                       Chairperson
Philadelphia,                                                                -
PA 19103                                                                     Andy
                                                                             Warhol
November                                                                     Foundation
1, 1940
                                                                             Director
                                                                             and
                                                                             Audit
                                                                             Committee
                                                                             Member
                                                                             -
                                                                             Systemax
                                                                             Inc.

--------------------------------------------------------------------------------------------
Thomas F.       Trustee      11 Years          President/Chief       87      Director
Madison                                      Executive Officer -             -
2005                                          MLM Partners, Inc.             Banner
Market                                         (Small Business               Health
Street                                           Investing &
Philadelphia,                                    Consulting)                 Director
PA 19103                                       (January 1993 -               -
                                                   Present)                  Center
February                                                                     Point
25, 1936                                                                     Energy

                                                                             Director
                                                                             and
                                                                             Audit
                                                                             Committee
                                                                             Member
                                                                             -
                                                                             Digital
                                                                             River
                                                                             Inc.

                                                                             Director
                                                                             and
                                                                             Audit
                                                                             Committee
                                                                             Member
                                                                             -
                                                                             Rimage
                                                                             Corporation

                                                                             Director
                                                                             -
                                                                             Valmont
                                                                             Industries,
                                                                             Inc.

--------------------------------------------------------------------------------------------
Janet L.        Trustee      6 Years           Vice President        87        None
Yeomans                                          (January
2005                                         2003 - Present) and
Market                                       Treasurer (January
Street                                        2006 - Present)
Philadelphia,
PA 19103
                                             Ms. Yeomans has held
July 31,                                      various management
1948                                           positions at 3M
                                              Corporation since
                                                    1983.

--------------------------------------------------------------------------------------------

                                       40

J. Richard      Trustee      Since                Founder -          87      Director
Zecher                       March 23,        Investor Analytics             and
2005                         2005             (Risk Management)              Audit
Market                                       (May 1999 - Present)            Committee
Street                                                                       Member
Philadelphia,                                                                -
PA 19103                                                                     Investor
                                                                             Analytics
July 3,
1940                                                                         Director
                                                                             and
                                                                             Audit
                                                                             Committee
                                                                             Member
                                                                             -
                                                                             Oxigene,
                                                                             Inc.

                                                                             Director -
                                                                             Sutton Asset
                                                                             Management

                                       41

--------------------------------------------------------------------------------------------
Officers
--------------------------------------------------------------------------------------------
Michael P.      Senior Vice  Chief          Mr. Bishof has served    87        None(3)
Bishof          President    Financial      in various executive
2005            and Chief    Officer           capacities at
Market          Financial    since           different times at
Street          Officer      February       Delaware Investments
Philadelphia,                17, 2005
PA 19103

August 18,
1962

--------------------------------------------------------------------------------------------
David F.        Vice         Vice           Mr. Connor has served    87        None(3)
Connor          President/   President      as Vice President and
2005            Deputy       since             Deputy General
Market          General      September 21,   Counsel of Delaware
Street          Counsel/     2000 and          Investments since
Philadelphia,   Secretary    Secretary              2000.
PA 19103                     since
                             October 25,
December                     2005
2, 1963

--------------------------------------------------------------------------------------------
David P.        Senior Vice  Senior Vice       Mr. O'Connor has      87        None(3)
O'Connor        President/   President,       served in various
2005            General      General         executive and legal
Market          Counsel/     Counsel and       capacities at
Street          Chief Legal  Chief Legal      different times at
Philadelphia,   Officer      Officer         Delaware Investments.
PA 19103                     since
                             October 25,
February                     2005
21, 1966

--------------------------------------------------------------------------------------------
John J.         Senior Vice  Treasurer         Mr. O'Connor has      87        None(3)
O'Connor        President    since            served in various
2005            and          February        executive capacities
Market          Treasurer    17, 2005        at different times at
Street                                       Delaware Investments
Philadelphia,
PA 19103

June 16,
1957

--------------------------------------------------------------------------------------------

(1)  Delaware   Investments  is  the  marketing  name  for  Delaware  Management
     Holdings,  Inc.  and  its  subsidiaries,  including  the  Trust's  Manager, principal underwriter and transfer agent.

(2)  Mr. Driscoll is considered to be an "Interested  Trustee"  because he is an executive officer of the Trust's Manager and principal underwriter.

(3)  Messrs.  Bishof,  Connor, David P. O'Connor and John J. O'Connor also serve in similar  capacities  for the six  portfolios  of the Optimum Fund Trust, which have the same Manager,  principal  underwriter  and transfer agent as the Trust.  Mr.  John J.  O'Connor  also serves in a similar  capacity  for
     Lincoln Variable  Insurance  Products Trust,  which has the same investment adviser as the Trust.

                                       42

--------------------------------------------------------------------------------

     The following is additional information regarding investment  professionals affiliated with the Trust.

------------------ ------------------- ------------------ ----------------------------
                    Position(s) Held
Name, Address           with the           Length of        Principal Occupation(s)
And Birthdate        Trust/Mondrian       Time Served         During Past 5 Years
------------------ ------------------- ------------------ ----------------------------
Robert Akester      Senior Portfolio       10 Years        He has served in various
3rd Floor               Manager                               other capacities at
80 Cheapside                                                  different times at
London, England                                                    Mondrian.
EC2V 6EE

April 25, 1948

------------------ ------------------- ------------------ ----------------------------
Damon J. Andres      Vice President         9 Years        Mr. Andres has served in
2005 Market            and Senior                            various capacities at
Street             Portfolio Manager                          different times at
Philadelphia, PA                                             Delaware Investments.
19103

October 24, 1969

------------------ ------------------- ------------------ ----------------------------
Fiona A. Barwick      Director of          12 Years        Ms. Barwick has served in
3rd Floor          Regional Research                       various other capacities
80 Cheapside          at Mondrian                            at different times at
London, England                                                    Mondrian.
EC2V 6EE

June 26, 1968

------------------ ------------------- ------------------ ----------------------------
Marshall T.           Senior Vice           7 Years        Mr. Bassett has served in
Bassett              President and                           various capacities at
2005 Market         Senior Portfolio                          different times at
Street                  Manager                              Delaware Investments.
Philadelphia, PA
19103

February 8, 1954
------------------ ------------------- ------------------ ----------------------------
Joanna Bates        Senior Portfolio        8 Years         Ms. Bates has served in
3rd Floor               Manager                              various capacities at
80 Cheapside                                                  different times at
London, England                                                    Mondrian.
EC2V 6EE

March 14, 1960

------------------ ------------------- ------------------ ----------------------------
Nigel Bliss         Senior Portfolio       10 Years         Mr. Bliss has served in
3rd Floor               Manager                            various other capacities
80 Cheapside                                                 at different times at
London, England                                                    Mondrian.
EC2V 6EE

July 15, 1971

------------------ ------------------- ------------------ ----------------------------
Christopher J.      Vice President,    Less than 1 Year     Vice President, Senior
Bonavico            Senior Portfolio                       Portfolio Manager, Equity
2005 Market           Manager and                             Analyst - Delaware
Street               Equity Analyst                         Investment Advisers, a
Philadelphia, PA                                              series of Delaware
19103-7094                                                 Management Business Trust
                                                            (April 2005 - Present)
September 9, 1965
                                                            Principal and Portfolio
                                                                    Manager
                                                            Transamerica Investment
                                                                Management, LLC
                                                                 (1993 - 2005)

------------------ ------------------- ------------------ ----------------------------
Kenneth F. Broad    Vice President,    Less than 1 Year     Vice President, Senior
2005 Market         Senior Portfolio                       Portfolio Manager, Equity
Street                Manager and                             Analyst - Delaware
Philadelphia, PA     Equity Analyst                         Investment Advisers, a
19103-7094                                                    series of Delaware
                                                           Management Business Trust
October, 6, 1965                                            (April 2005 - Present).

                                                            Principal and Portfolio
                                                                    Manager
                                                            Transamerica Investment
                                                                Management, LLC
                                                                 (2000 - 2005)

                                       43

------------------ ------------------- ------------------ ----------------------------
Steven G.            Vice President    Less than 1 Year    Vice President, Portfolio
Catricks             and Portfolio                            Manager - Delaware
2005 Market             Manager                             Investment Advisers, a
Street                                                        series of Delaware
Philadelphia, PA                                           Management Business Trust
19103                                                          (2001 - Present)

August 3, 1959                                                  Equity Analyst
                                                              BlackRock Financial
                                                                 (1999 - 2001)

------------------ ------------------- ------------------ ----------------------------
George E.            Senior Vice           25 Years        Mr. Deming has served in
Deming               President and                            various capacities
2005 Market          Senior Portfolio                       at different times at
Street               Manager                                 Delaware Investments.
Philadelphia, PA
19103

November 19, 1941

------------------ ------------------- ------------------ ----------------------------
Elizabeth A.        Director, Chief        14 Years        Ms. Desmond has served in
Desmond                Investment                          various other capacities
3rd Floor              Officer -                             at different times at
80 Cheapside        Developed Equity                               Mondrian.
London, England        Markets at
EC2V 6EE                Mondrian

November 28, 1961

------------------ ------------------- ------------------ ----------------------------
Christopher M.       Vice President    Less than 1 Year       Vice President and
Ericksen             and Portfolio                            Portfolio Manager -
505 Montgomery          Manager                               Delaware Investment
Street                                                       Advisers, a series of
11th Floor                                                    Delaware Management
San Francisco,                                                  Business Trust
CA 94111                                                       (2005 - Present)

                                                          Mr. Ericksen has served in
March 10, 1972                                               various capacities at
                                                              different times at
                                                            Transamerica Investment
                                                                Management, LLC

------------------ ------------------- ------------------ ----------------------------
Patrick G.          Vice President,    Less than 1 Year          Vice President,
Fortier             Senior Portfolio                       Portfolio Manager, Equity
2005 Market           Manager and                             Analyst - Delaware
Street               Equity Analyst                         Investment Advisers, a
Philadelphia, PA                                              series of Delaware
19103-7094                                                 Management Business Trust
                                                            (April 2005 - Present)
May 31, 1970
                                                               Portfolio Manager
                                                            Transamerica Investment
                                                                Management, LLC
                                                                 (2000 - 2005)

------------------ ------------------- ------------------ ----------------------------
Clive A. Gillmore   Deputy Managing        14 Years       Mr. Gillmore has served in
80 Cheapside          Director and                         various other capacities
London, England     Senior Portfolio                         at different times at
EC2V 6EE               Manager at                                  Mondrian.
                        Mondrian
January 14, 1960

------------------ ------------------- ------------------ ----------------------------
Barry S.             Vice President    Less than 1 Year    Mr. Gladstein has served
Gladstein            and Portfolio                         in various capacities at
2005 Market             Manager                               different times at
Street                                                       Delaware Investments
Philadelphia, PA
19103

August 29, 1964

------------------ ------------------- ------------------ ----------------------------
Gregory M.           Vice President    Less than 1 Year       Vice President and
Heywood              and Portfolio                            Portfolio Manager -
505 Montgomery          Manager                               Delaware Investment
Street                                                       Advisers, a series of
11th Floor                                                    Delaware Management
San Francisco,                                                  Business Trust
CA 94111                                                       (2005 - Present)

                                                           Mr. Heywood has served in
August 24, 1965                                              various capacities at
                                                              different times at
                                                            Transamerica Investment
                                                                Management, LLC

                                       44

------------------ ------------------- ------------------ ----------------------------
Christopher M.       Vice President    Less than 1 Year    Mr. Holland has served in
Holland              and Portfolio                           various capacities at
2005 Market             Manager                               different times at
Street                                                       Delaware Investments
Philadelphia, PA
19103

January 23, 1975

------------------ ------------------- ------------------ ----------------------------
John Kirk             Director and          7 Years         Mr. Kirk has served in
80 Cheapside        Senior Portfolio                       various other capacities
London, England        Manager at                            at different times at
EC2V 6EE                Mondrian                                   Mondrian.

June 18, 1958

------------------ ------------------- ------------------ ----------------------------
Steven T. Lampe      Vice President        10 Years         Mr. Lampe has served in
2005 Market          and Portfolio                           various capacities at
Street                  Manager                               different times at
Philadelphia, PA                                             Delaware Investments.
19103

September 13,
1968

                                       45

------------------ ------------------- ------------------ ----------------------------
Emma R.E. Lewis     Senior Portfolio        9 Years         Ms. Lewis has served in
80 Cheapside            Manager                            various other capacities
London, England                                              at different times at
EC2V 6EE                                                           Mondrian.

January 23, 1969

------------------ ------------------- ------------------ ----------------------------
Nigel G. May        Director, Chief        14 Years          Mr. May has served in
80 Cheapside           Investment                          various other capacities
London, England        Officer -                             at different times at
EC2V 6EE            Developed Equity                               Mondrian.
                       Markets at
September 23,           Mondrian
1962

------------------ ------------------- ------------------ ----------------------------
Christopher A.      Senior Portfolio       13 Years          Mr. Moth currently is
Moth                    Manager                               Director and Chief
80 Cheapside                                                 Investment Officer -
London, England                                             Global Fixed Income and
EC2V 6EE                                                   Currency at Mondrian. He
                                                             has served in various
October 17, 1967                                              other capacities at
                                                              different times at
                                                                   Mondrian.

------------------ ------------------- ------------------ ----------------------------
Daniel J. Prislin   Vice President,    Less than 1 Year      Vice President, Senior
2005 Market         Senior Portfolio                       Portfolio Manager, Equity
Street                Manager and                             Analyst - Delaware
Philadelphia, PA     Equity Analyst                         Investment Advisers, a
19103-7094                                                    series of Delaware
                                                           Management Business Trust
September 20,                                               (April 2005 - Present)
1967
                                                            Principal and Portfolio
                                                                    Manager
                                                            Transamerica Investment
                                                                Management, LLC
                                                                 (1998 - 2005)

------------------ ------------------- ------------------ ----------------------------
David G. Tilles         Managing           14 Years        Mr. Tilles has served in
80 Cheapside        Director, Chief                        various other capacities
London, England    Executive Officer                         at different times at
EC2V 6EE               and Chief                                   Mondrian.
                       Investment
February 17, 1952      Officer at
                        Mondrian

------------------ ------------------- ------------------ ----------------------------
Matthew Todorow      Vice President         2 Years           Vice President and
2005 Market          and Portfolio                            Portfolio Manager -
Street                  Manager                               Delaware Investment
Philadelphia, PA                                             Advisers, a series of
19103                                                         Delaware Management
                                                                Business Trust
November 22, 1968                                              (2003 - Present)

                                                             Executive Director -
                                                           Morgan Stanley Investment
                                                                  Management
                                                                 (2001- 2003)

                                                          Portfolio Manager - Morgan
                                                              Stanley Investment
                                                                  Management
                                                                 (1994 - 2003)

------------------ ------------------- ------------------ ----------------------------
Rudy D. Torrijos     Vice President    Less than 1 Year    Vice President, Portfolio
III                  and Portfolio                            Manager - Delaware
2005 Market             Manager                             Investment Advisers, a
Street                                                        series of Delaware
Philadelphia, PA                                           Management Business Trust
19103                                                        (July 2005 - Present)

May 8, 1970                                                   Technology Analyst
                                                             Fiduciary Trust Co.,
                                                                 International
                                                                 (2002 - 2005)

                                                           Analyst and Fund Manager
                                                            Neuberger Berman Growth
                                                                     Group
                                                                 (1997 - 2002)

                                       46

------------------ ------------------- ------------------ ----------------------------
Jeffrey S. Van        Senior Vice      Less than I Year      Senior Vice President,
Harte                President and                         Chief Investment Officer,
2005 Market         Chief Investment                         Focus Growth Equity -
Street               Officer, Focus                           Delaware Investment
Philadelphia, PA     Growth Equity                           Advisers, a series of
19103                                                         Delaware Management
                                                                Business Trust
July 24, 1958                                               (April 2005 - Present)

                                                            Principal and Executive
                                                                Vice President
                                                            Transamerica Investment
                                                                Management, LLC
                                                                 (1980 - 2005)

------------------ ------------------- ------------------ ----------------------------
Lori P. Wachs        Vice President        11 Years         Ms. Wachs has served in
2005 Market          and Portfolio                           various capacities at
Street                  Manager                               different times at
Philadelphia, PA                                             Delaware Investments
19103

November 8, 1968

------------------ ------------------- ------------------ ----------------------------

     The  following  table  shows  each  Trustee's  ownership  of  shares of the
Portfolios and of all Delaware Investments Funds as of December 31, 2005.

----------------------- ----------------------- -----------------------------------------
                                                    Aggregate Dollar Range of Equity
                              Dollar Range       Securities in All Registered Investment
                        of Equity Securities in Companies Overseen by Trustee in Family
Name                            the Fund                of Investment Companies
----------------------- ----------------------- -----------------------------------------
Jude T. Driscoll          Delaware REIT Fund                Over $100,000
                           $10,001-$50,000
----------------------- ----------------------- -----------------------------------------
Thomas L. Bennett                 None                          None
----------------------- ----------------------- -----------------------------------------
John A. Fry(1)                    None                      Over $100,000
----------------------- ----------------------- -----------------------------------------
Anthony D. Knerr                  None                    $10,001 - $50,000
----------------------- ----------------------- -----------------------------------------
Lucinda S. Landreth               None                    $10,001 - $50,000
----------------------- ----------------------- -----------------------------------------
Ann R. Leven                      None                      Over $100,000
----------------------- ----------------------- -----------------------------------------
Thomas F. Madison         Delaware REIT Fund              $10,001 - $50,000
                              $1-$10,000
----------------------- ----------------------- -----------------------------------------
Janet L. Yeomans                  None                   $50,001 - $100,000
----------------------- ----------------------- -----------------------------------------
J. Richard Zecher                 None                    $10,001-$50,000
----------------------- ----------------------- -----------------------------------------

(1)  As of December  31,  2005,  John A. Fry held assets in a 529 Plan  account.
     Under the terms of the Plan,  a portion of the assets  held in the Plan may be invested  in the  Portfolios.  Mr. Fry held no shares of the  Portfolios outside of the Plan as of December 31, 2005.

     The following  table describes the aggregate  compensation  received by the
Trustees  from the Trust and the total  compensation  received from all Delaware
Investments  Funds for which he or she serves as a Trustee or  Director  for the fiscal year ended  October  31,  2005 and an  estimate of annual  benefits to be received upon  retirement  under the Delaware  Investments  Retirement  Plan for
Trustees/Directors  as of October 31,  2005.  Only the Trustees of the Trust who
are not  "interested  persons"  as  defined  by the 1940  Act (the  "Independent
Trustees") receive compensation from the Fund.

-------------------- ---------------- ------------------- ------------------ -------------------
                                                                              Total Compensation
                                           Pension or                        from the Investment
                         Aggregate    Retirement Benefits  Estimated Annual      Companies in
                       Compensation    Accrued as Part of   Benefits Upon          Delaware
Trustee(1,2)          from the Trust     Fund Expenses        Retirement        Investments(3)
-------------------- ---------------- ------------------- ------------------ -------------------
Walter P. Babich          $11,586             None               None              $59,583
-------------------- ---------------- ------------------- ------------------ -------------------
Thomas L. Bennett         $13,289             None               None              $65,833
-------------------- ---------------- ------------------- ------------------ -------------------
John H. Durham             $8,244             None               None              $42,567

                                       47

-------------------- ---------------- ------------------- ------------------ -------------------
John A. Fry(4)            $24,011             None               None             $108,100
-------------------- ---------------- ------------------- ------------------ -------------------
Anthony D. Knerr          $25,650             None               None             $129,617
-------------------- ---------------- ------------------- ------------------ -------------------
Lucinda S. Landreth       $13,310             None               None              $65,933
-------------------- ---------------- ------------------- ------------------ -------------------
Ann R. Leven              $25,466             None               None             $128,333
-------------------- ---------------- ------------------- ------------------ -------------------
Thomas F. Madison         $25,486             None               None             $128,333
-------------------- ---------------- ------------------- ------------------ -------------------
Janet L. Yeomans          $24,310             None               None             $122,500
-------------------- ---------------- ------------------- ------------------ -------------------
J. Richard Zecher         $13,289             None               None              $65,833
-------------------- ---------------- ------------------- ------------------ -------------------
--------------------------------------------------------------------------------

(1)  Under  the  terms  of  the  Delaware   Investments   Retirement   Plan  for
     Trustees/Directors, each disinterested Trustee/Director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five  continuous  years,  is  entitled to receive payments from each investment  company in the Delaware  Investments  family for which he or she serves as  Trustee/Director  for a period  equal to the lesser of the number of years that such person served as a Trustee/Director or the remainder of such person's life. The amount of such payments will be equal,  on an annual  basis,  to the amount of the annual  retainer that is paid to  Trustees/Directors  of each investment company at the time of such person's retirement.  If an eligible Trustee/Director retired as of October
     31,  2005,  he or she would be entitled  to annual  payments  totaling  the amounts noted above, in the aggregate, from all of the investment companies in  the  Delaware  Investments  family  for  which  he or she  serves  as a
     Trustee/Director,  based  on the  number  of  investment  companies  in the
     Delaware Investments family as of that date.

(2)  Walter P.  Babich and John H.  Durham  retired  from the  Trust's  Board of
     Trustees  and  each  of  the  32  investment   companies  in  the  Delaware
     Investments  family  on March  22,  2005.  Thomas L.  Bennett,  Lucinda  S.
     Landreth and J. Richard  Zecher joined the Board of  Trustees/Directors  of the 32 investment companies in the Delaware Investments family on March 23,
     2005.

(3)  Each  Independent   Trustee/Director  currently  receives  a  total  annual
     retainer  fee of $80,000  for  serving as a  Trustee/  Director  for all 32 investment  companies in the Delaware  Investments  family, plus $5,000 for each Board Meeting attended. The following compensation is in the aggregate from  all  investment  companies  in the  complex.  Members  of  the  Audit
     Committee  receive  additional  compensation  of $2,500  for each  meeting.
     Members of the Nominating  Committee  receive  additional  compensation  of
     $1,700 for each meeting.  In addition,  the  chairpersons  of the Audit and
     Nominating  Committees  each  receive an annual  retainer of  $15,000.  The
     Lead/Coordinating   Trustee/Director  of  the  Delaware  Investments  Funds
     receives an additional retainer of $35,000.

(4)  In addition to this compensation,  for the 12-month period ended on October
     31, 2005, Mr. Fry received $12,975 in professional  fees from the Trust for services provided to the Trust's Board.

     The Board of Trustees has the following committees:

     Audit Committee: This committee monitors accounting and financial reporting policies and practices,  and internal  controls for the Trust.  It also oversees the  quality  and  objectivity  of the  Trust's  financial  statements  and  the independent audit thereof, and acts as a liaison between the Trust's independent registered  public  accounting firm and the full Board of Trustees.  The Trust's
Audit Committee consists of the following four Independent  Trustees:  Thomas F.
Madison,  Chairman;Thomas L. Bennett; Jan L. Yeomans; and J. Richard Zecher. The
Audit Committee held six meetings during the Trust's last fiscal year.

     Nominating  Committee:  This  committee  recommends  board  members,  fills vacancies and considers the qualifications of board members.  The committee also monitors the performance of counsel for the Independent Trustees. The Nominating
Committee  does not  accept  nominations  for the Board from  shareholders.  The
Nominating Committee consists of the following four Independent  Trustees:  John
A. Fry,  Chairman;  Anthony  D.  Knerr;  Lucinda S.  Landreth;  and Ann R. Leven
(ex-officio).  The Nominating Committee held 10 meetings during the Trust's last fiscal year.

     Independent  Trustee  Committee:  This committee develops and recommends to the Board a set of corporate  governance  principles and oversees the evaluation of the Board, its committees and its

                                       48

activities.  The  committee  is  comprised  of all of  the  Trust's  Independent
Trustees.  The  Independent  Trustee  Committee  held five  meetings  during the
Trust's last fiscal year.

Code of Ethics
     The Trust, the Manager,  Mondrian and the Distributor have adopted Codes of
Ethics in  compliance  with the  requirements  of Rule 17j-1 under the 1940 Act, which  govern  personal  securities  transactions.  Under the  Codes of  Ethics, persons  subject to the Codes are  permitted  to engage in  personal  securities transactions,  including  securities  that  may  be  purchased  or  held  by the
Portfolios,  subject to the  requirements  set forth in Rule  17j-1 and  certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policy
     The Trust has  formally  delegated  to the  Manager and  Mondrian  (each an
"Adviser" for purposes of the  following  discussion of the Trust's proxy voting policy) the  responsibility for making all proxy voting decisions in relation to portfolio  securities  held by each  Portfolio.  If and when  proxies need to be voted on behalf of each Portfolio, an Adviser will vote such proxies pursuant to its Proxy Voting  Policies and Procedures (the  "Procedures").  Each Adviser has
established a Proxy Voting Committee (the "Committee"), which is responsible for overseeing  the Adviser's  proxy voting process for each  Portfolio.  One of the main  responsibilities  of the Committee is to review and approve the Procedures to ensure that the  Procedures  are designed to allow an Adviser to vote proxies in a manner  consistent  with the goal of voting in the best  interests  of each
Portfolio.

     In order to facilitate the actual process of voting  proxies,  each Adviser has contracted with Institutional  Shareholder Services ("ISS") to analyze proxy statements on behalf of each Portfolio and vote proxies  generally in accordance with the  Procedures.  The Committee is responsible  for overseeing  ISS's proxy voting activities.  If a proxy has been voted for a Portfolio, ISS will create a record of the vote. Information (if any) regarding how a Portfolio voted proxies relating to portfolio  securities  during the most  recently  reported  12-month period ended June 30 is available without charge (i) through the Trust's website at www.delawareinvestments.com; and (ii) on the SEC's website at www.sec.gov.

     The Procedures contain a general guideline that  recommendations of company management  on an issue  (particularly  routine  issues)  should be given a fair amount of weight in determining  how proxy issues should be voted.  However,  an
Adviser will normally vote against management's position when it runs counter to its specific Proxy Voting  Guidelines  (the  "Guidelines"),  and an Adviser will also  vote  against  management's  recommendation  when it  believes  that  such position is not in the best interests of the Portfolio.

     As stated above,  the  Procedures  also list specific  Guidelines on how to vote proxies on behalf of a Portfolio.  Some examples of the  Guidelines  are as follows: (i) generally vote for shareholder  proposals asking that a majority or more of directors  be  independent;  (ii)  generally  vote against  proposals to
require  a  supermajority   shareholder   vote;   (iii)  votes  on  mergers  and
acquisitions should be considered on a case-by-case  basis,  determining whether
the  transaction   enhances  shareholder  value;  (iv)  generally  vote  against proposals to create a new class of common stock with superior voting rights; (v)
generally vote  re-incorporation  proposals on a case-by-case  basis; (vi) votes with respect to management  compensation  plans are determined on a case-by-case basis;  and (vii)  generally  vote for  reports on the level of  greenhouse  gas emissions from the company's operations and products.

     Because the Trust has delegated proxy voting to the Adviser, each Portfolio is not expected to encounter  any conflict of interest  issues  regarding  proxy voting and therefore does not have procedures regarding this matter. However, an
Adviser does have a section in its Procedures  that addresses the possibility of conflicts of interest.  Most proxies which an Adviser receives on behalf of each
Portfolio are

                                       49

voted by ISS in accordance  with the  Procedures.  Because  almost all Portfolio proxies are voted by ISS pursuant to the pre-determined  Procedures, it normally will not be necessary for an Adviser to make an actual  determination  of how to vote a particular proxy,  thereby largely eliminating  conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where an Adviser is considering voting a proxy contrary to ISS's  recommendation,  the
Committee  will first assess the issue to see if there is any possible  conflict of interest  involving  the Adviser or affiliated  persons of the Adviser.  If a member of the  Committee  has actual  knowledge of a conflict of  interest,  the
Committee  will  normally use another  independent  third party to do additional research on the particular proxy issue in order to make a recommendation  to the
Committee on how to vote the proxy in the best interests of the  Portfolio.  The
Committee  will  then  review  the proxy  voting  materials  and  recommendation provided by ISS and the  independent  third party to  determine  how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Portfolio.

                 INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS

Investment Advisor
     The Manager,  located at 2005 Market Street,  Philadelphia,  PA 19103-7094,
furnishes  investment  management services to all of the Portfolios,  subject to the supervision and direction of the Trust's Board of Trustees. The Manager also provides  investment  management  services  to  certain  of the  other  Delaware
Investments  Funds.  Affiliates  of the  Manager  also manage  other  investment accounts.  While investment  decisions for the Portfolios are made independently from those of the other funds and accounts,  investment decisions for such other funds and accounts may be made at the same time as investment  decisions for the
Portfolios.

     The Manager and its predecessors  have been managing  Delaware  Investments
Funds since 1938. As of December 31, 2005, the Manager and its affiliates within
Delaware Investments were managing in the aggregate in excess of $110 billion in assets in various  institutional or separately  managed,  investment company and insurance  accounts.  The  Manager is a series of Delaware  Management  Business
Trust,  which is an indirect,  wholly owned  subsidiary  of Delaware  Management
Holdings, Inc. ("DMH"). DMH is an indirect, wholly owned subsidiary, and subject to the ultimate control, of Lincoln National Corporation  ("Lincoln").  Lincoln,
with headquarters in Philadelphia,  Pennsylvania,  is a diversified organization with operations in many aspects of the financial  services  industry,  including insurance and investment management.  Delaware Investments is the marketing name for DMH and its subsidiaries.

     Mondrian,  located at 80 Cheapside,  3rd Floor,  London,  England EC2V 6EE,
furnishes  investment  sub-advisory  services to The International  Equity,  The
Labor Select International Equity, The Emerging Markets, The Global Fixed Income
and The  International  Fixed Income  Portfolios  subject to the supervision and direction of Pooled Trust's Board of Trustees.

     The  following  table  contains  the  dates  of the  Investment  Management
Agreements  for the  Portfolios  as well as the dates that they were approved by shareholders.

Portfolio                                         Date of Agreement     Date Approved by
                                                                        Shareholders
The Large-Cap Growth Equity Portfolio             November 1, 2005      November 1, 2005*
The Large-Cap Value Equity Portfolio              December 15, 1999     March 17, 1999**
The Mid-Cap Growth Equity Portfolio               December 15, 1999     March 17, 1999**
The International Fixed Income Portfolio          September 24, 2004    August 31, 2004*
The International Equity Portfolio                September 24, 2004    August 31, 2004*
The Global Fixed Income Portfolio                 September 24, 2004    August 31, 2004*

                                       50

The Intermediate Fixed Income Portfolio           December 15, 1999     March 17, 1999**
The Labor Select International Equity Portfolio   December 15, 1999     March 17, 1999**
The Real Estate Investment Trust Portfolio        December 15, 1999     March 17, 1999**
The High-Yield Bond Portfolio                     December 15, 1999     March 17, 1999**
The Emerging Markets Portfolio                    September 24, 2004    August 31, 2004*
The Real Estate Investment Trust Portfolio II     December 15, 1999     March 17, 1999**
The Core Plus Fixed Income Portfolio              December 15, 1999     June 28, 2002*
The Core Focus Fixed Income Portfolio             December 15, 1999     June 28, 2004*
The Small-Cap Growth Equity Portfolio             December 15, 1999     March 17, 1999**
The Focus Smid-Cap Growth Equity Portfolio        December 15, 1999     November 28, 2003*
The Smid-Cap Growth Equity Portfolio              December 15, 1999     December 1, 2004*
The All-Cap Growth Equity Portfolio               December 15, 1999     March 30, 2000*

*    Date approved by the initial shareholder.
**   Or as adjourned.

     The Trust's  Investment  Management  Agreements  had an initial term of two years and may be renewed  after their  initial term only so long as such renewal and  continuance  are  specifically  approved at least  annually by the Board of
Trustees or by vote of a majority of the  outstanding  voting  securities of the
Portfolios,  and only if the terms of the renewal  thereof have been approved by the vote of a majority of the Trust's  Independent  Trustees who are not parties thereto or "interested  persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting  called for the purpose of voting on such  approval.
Each Agreement is terminable  without penalty on 60 days' notice by the Trust or by the Manager. Each Agreement will terminate  automatically in the event of its assignment.

     As compensation for the services  rendered under the Investment  Management
Agreements,  the Manager is entitled to an advisory fee calculated by applying a quarterly  rate,  based  on  the  following  annual  percentage  rates,  to  the
Portfolio's average daily net assets for the quarter:

Portfolio                                     Rate

The Large-Cap Growth Equity Portfolio         0.55%
The Large-Cap Value Equity Portfolio          0.55%
The Mid-Cap Growth Equity Portfolio           0.75%
The International Equity Portfolio(1)         0.75%
The Labor Select International
  Equity Portfolio(1)                         0.75%
The Real Estate Investment Trust Portfolio    0.75% on the first $500 million;
                                              0.70% on the next $500 million;
                                              0.65% on the next $1.5 billion;
                                              0.60% on assets in excess of $2.5
                                                billion
The Real Estate Investment Trust
  Portfolio II                                0.75%
The Intermediate Fixed Income Portfolio       0.40%
The Global Fixed Income Portfolio(1)          0.50%
The International Fixed Income Portfolio(1)   0.50%
The Core Focus Fixed Income Portfolio         0.40%
The High-Yield Bond Portfolio                 0.45%
The Emerging Markets Portfolio(1)             1.00%
The Core Plus Fixed Income Portfolio          0.43%
The Small-Cap Growth Equity Portfolio         0.75%
The Focus Smid-Cap Growth Equity Portfolio    0.75%
The Smid-Cap Growth Equity Portfolio          0.75%
The All-Cap Growth Equity Portfolio           0.75%

                                       51

(1)  The Manager has entered into  sub-advisory  agreements  with  Mondrian with respect to The International Equity, The Labor Select International Equity,
     The Global Fixed Income,  The  International  Fixed Income and The Emerging
     Markets Portfolios.  As compensation for its services as sub-advisor to the
     Manager, Mondrian is entitled to receive sub-advisory fees from the Manager equal to 0.36% of the average daily net assets of The International  Equity
     Portfolio;  0.30% of the  average  daily net  assets  of The  Labor  Select
     International  Equity Portfolio,  The Global Fixed Income Portfolio and The
     International  Fixed Income  Portfolio;  and 0.75% of the average daily net assets of The Emerging Markets Portfolio.

     The Manager has  voluntarily  agreed to waive that  portion,  if any of the annual investment  advisory fees payable by a particular  Portfolio and to pay a
Portfolio  for its expenses to the extent  necessary to ensure that the expenses of that  Portfolio  (exclusive  of taxes,  interest,  certain  insurance  costs,
brokerage  commissions  and  extraordinary   expenses)  do  not  exceed,  on  an
annualized  basis,  the following  percentages  of average daily net assets from
March 1, 2006 through February 28, 2007, unless otherwise noted:

Portfolio                                         Rate

The Large-Cap Growth Equity Portfolio             0.65%
The Large-Cap Value Equity Portfolio              0.68%
The Mid-Cap Growth Equity Portfolio               0.93%
The International Equity Portfolio                N/A
The Labor Select International Equity Portfolio   0.96%
The Real Estate Investment Trust Portfolio        1.10%
The Real Estate Investment Trust Portfolio II     0.86%
The Intermediate Fixed Income Portfolio           0.43%
The Core Focus Fixed Income Portfolio             0.43%
The Global Fixed Income Portfolio                 0.60%
The International Fixed Income Portfolio          0.60%
The High-Yield Bond Portfolio                     0.59%
The Emerging Markets Portfolio                    1.55%
The Core Plus Fixed Income Portfolio              0.45%
The Small-Cap Growth Equity Portfolio             0.89%
The Focus Smid-Cap Growth Equity Portfolio        0.92%
The Smid-Cap Growth Equity Portfolio              0.92%
The All-Cap Growth Equity Portfolio               0.89%

     During the past three  fiscal  years,  the  Portfolios  paid the  following investment management fees:

         Portfolio                 October 31, 2005    October 31, 2004    October 31, 2003

The Large-Cap Growth
  Equity Portfolio(1)              N/A                 N/A                 N/A
The Large-Cap Value
  Equity Portfolio                 $67,475 earned      $134,221 earned     $220,002 earned
                                   $-0- paid           $92,059 paid        $129,794 paid
                                   $67,475 waived      $42,162 waived      $90,208 waived
The Mid-Cap Growth
  Equity Portfolio                 $141,246 earned     $124,176 earned     $49,332 earned
                                   $130,854 paid       $120,890 paid       $42,680 paid
                                   $10,392 waived      $3,286 waived       $6,652 waived
The International
  Equity Portfolio                 $12,146,736 earned  $7,030,704 earned   $3,650,612 earned
                                   $12,146,736 paid    $7,030,704 paid     $3,650,612 paid
                                   $-0-waiver          $-0- waived         $-0- waived
The Global Fixed
  Income Portfolio                 $1,472,778 earned   $1,199,723 earned   $1,256,931 earned
                                   $1,346,377 paid     $1,098,219 paid     $1,138,330 paid
                                   $126,401 waived     $101,504 waived     $118,601 waived

                                       52

The Labor Select International
  Equity Portfolio                 $4,229,435 earned   $2,262,509 earned   $1,012,644 earned
                                   $4,229,435 paid     $2,262,509 paid     $1,012,148 paid
                                   $-0-waived          $-0- waived         $496 waived
The Real Estate Investment
  Trust Portfolio                  $4,212,253 earned   $3,749,245 earned   $2,664,544 earned
                                   $4,212,253 paid     $3,095,711 paid     $2,106,249 paid
                                   $-0- waived         $653,534 waived     $558,295 waived
The Intermediate Fixed
  Income Portfolio                 $68,716 earned      $64,617 earned      $12,718 earned
                                   $27,069 paid        $28,336 paid        $-0- paid
                                   $41,647 waived      $36,281 waived      $12,718 waived

The High-Yield Bond Portfolio      $14,514 earned      $17,970 earned      $20,333 earned
                                   $-0- paid           $1,414 paid         $3,724 paid
                                   $14,514 waived      $16,556 waived      $16,609 waived
The International Fixed
  Income Portfolio                 $320,383 earned     $295,827 earned     $203,900 earned
                                   $276, 254 paid      $255,722 paid       $171,120 paid
                                   $44,129 waived      $40,105 waived      $32,780 waived

The Emerging Markets Portfolio     $7,804,275 earned   $4,357,949 earned   $1,626,446 earned
                                   $7,804,275 paid     $4,357,949 paid     $1,626,446 paid
                                   $-0- waived         $-0- waived         $-0- waived
The Real Estate Investment
  Trust Portfolio II               $459,736 earned     $335,174 earned     $242,172 earned
                                   $443,477 paid       $315,698 paid       $231,022 paid
                                   $16,259 waived      $19,476 waived      $11,150 waived
The Core Plus Fixed Income
  Portfolio                        $436,509 earned     $70,574 earned      $32,576 earned
                                   $284,123 paid       $25,055 paid        $3,157 paid
                                   $152,386 waived     $45,519 waived      $29,419 waived
The Core Focus Fixed Income
  Portfolio(2)                     $36,967 earned      $3,294 earned       N/A
                                   $-0- paid           $-0- paid
                                   $36,967 waived      $3,294 waived
The Small-Cap Growth Equity
  Portfolio                        $736,149 earned     $834,951 earned     $450,732 earned
                                   $736,149 paid       $834,951 paid       $445,010 paid
                                   $-0- waived         $-0- waived         $5,722 waived
The Focus Smid-Cap Growth
  Equity Portfolio(3)              $15,890 earned      $13,565 earned      N/A
                                   $-0- paid           $1,135 paid
                                   $15,890 waived      $12,430 waived
The Smid-Cap Growth Equity
  Portfolio(4)                     $13,889 earned      N/A                 N/A
                                   $-0- paid
                                   $13,889 waived

The All-Cap Growth Portfolio       $61,980 earned      $50,567 earned      $56,779 earned
                                   $41,115 paid        $32,691 paid        $47,147 paid
                                   $20,865 waived      $17,876 waived      $9,632 waived

(1)  Commenced operations on November 1, 2005.
(2)  Commenced operations on December 1, 2003.
(3)  Commenced operations on December 1, 2004.
(4)  Commenced operations on June 30, 2004.

     Except  for  those  expenses  borne by the  Manager  under  the  Investment
Management  Agreements or Mondrian  under its  Sub-Advisory  Agreements  and the
Distributor under the Distribution Agreements, each Portfolio is responsible for all of its own expenses.  Among others,  these expenses include each Portfolio's

                                       53

proportionate  share of rent and  certain  other  administrative  expenses;  the investment  management  fees;  transfer and dividend  disbursing  agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Distributor
     The  Distributor,  Delaware  Distributors,  L.P.,  located  at 2005  Market
Street,  Philadelphia,  PA 19103, serves as the national distributor for Trust's shares under a Distribution Agreement dated November 1, 2001. The Distributor is an  affiliate  of the  Manager  and  bears  all of the  costs of  promotion  and distribution,  except  for  payments  by Class A, B, C and R Shares  of The Real
Estate  Investment  Trust Portfolio under their respective Rule 12b-1 Plans. The
Distributor is an indirect,  wholly owned subsidiary of DMH, and, therefore,  of
Lincoln.  The  Distributor  has agreed to use its best efforts to sell shares of the Portfolios. See the Prospectuses for information on how to invest. Shares of the Portfolios are offered on a continuous  basis by the  Distributor and may be purchased  through  authorized  investment  dealers with respect to the Delaware
REIT  Fund  Class  A, B, C and R  Shares  of The Real  Estate  Investment  Trust
Portfolio  only,  and directly by contacting  the  Distributor or the Trust with respect to all Portfolios. The Distributor also serves as a national distributor for the other Delaware Investments Funds. The Board of Trustees annually reviews fees paid to the Distributor.

     During the Delaware  REIT Fund's last three fiscal years,  the  Distributor received  net  commissions  from the Fund on  behalf  of Class A  Shares,  after re-allowances to dealers, as follows:

-----------------------------------------------------------------------------------
                               Delaware REIT Fund
                                 Class A Shares
-----------------------------------------------------------------------------------
Fiscal Year   Total Amount of Underwriting   Amounts Re-allowed  Net Commissions to
Ended                  Commissions                Dealers            Distributor
------------- ---------------------------- --------------------- ------------------
10/31/05                $692,192                 $604,212              $87,980
------------- ---------------------------- --------------------- ------------------
10/31/04                $659,512                 $560,479              $99,033
------------- ---------------------------- --------------------- ------------------
10/31/03                $872,697                 $789,958              $82,739
------------- ---------------------------- --------------------- ------------------

     During the Delaware  REIT Fund's last three fiscal years,  the  Distributor received  aggregate CDSC payments with respect to the Fund on behalf of Class A,
B and C Shares, as follows:

--------------------------------------------------------------------------------
                              Limited CDSC Payments
------------------------ ------------------ ----------------- ------------------
Delaware REIT Fund           10/31/05           10/31/04          10/31/03
------------------------ ------------------ ----------------- ------------------
         Class A                $0                 $0                $0
------------------------ ------------------ ----------------- ------------------
         Class B             $262,571           $221,161          $266,178
------------------------ ------------------ ----------------- ------------------
         Class C              $12,683           $11,544           $17,034
------------------------ ------------------ ----------------- ------------------

     Lincoln Financial Distributors,  Inc. ("LFD"), an affiliate of the Manager, serves as the  Portfolios'  financial  intermediary  wholesaler  pursuant to the
Second Amended and Restated Financial  Intermediary  Distribution Agreement with the Distributor  dated August 21, 2003.  Pursuant to such Agreement,  LFD shall:
(i) promote the sale of the Portfolios' shares through broker/dealers, financial
advisors   and  other   financial   intermediaries   (collectively,   "Financial
Intermediaries"); (ii) create messaging and packaging for certain non-regulatory sales and marketing materials related to the Portfolios;  and (iii) produce such non-regulatory  sales and marketing  materials  related to the  Portfolios.  The address of LFD is 2001 Market

                                       54

Street,  Philadelphia,  PA  19103-7055.  The  rate  of  compensation,  which  is calculated  and paid  monthly,  to LFD for the  sales of  shares  of the  retail
Delaware  Investments  Funds (excluding the shares of Delaware VIP Trust series, money market  funds and house  accounts  and shares  redeemed  within 30 days of purchase) is a non-recurring fee equal to the amount shown below:

-------------------------------------------------------- -----------------------
                                                          Basis Points on Sales
-------------------------------------------------------- -----------------------
Retail Mutual Funds (Class A, B and C Shares)                     0.50%
-------------------------------------------------------- -----------------------
Merrill Lynch Connect Program                                     0.25%
-------------------------------------------------------- -----------------------
Registered Investment Advisors and
H.D. Vest Institutional Classes                                   0.45%
-------------------------------------------------------- -----------------------
Citigroup Global Capital Markets, Inc. (formerly
  Salomon Smith Barney) and Delaware International Value
  Equity Fund Class I Shares                                         0%
-------------------------------------------------------- -----------------------

     In addition to the  non-recurring fee set forth above, the Distributor pays
LFD a fee at the annual rate set forth below of the average  daily net assets of
Fund shares of the Delaware Investments Funds outstanding and beneficially owned by shareholders  through Financial  Intermediaries,  including those Fund shares sold before the date of this Agreement.

-------------------------------------------------------- -----------------------
                                                          Basis Points on Sales
-------------------------------------------------------- -----------------------
Retail Mutual Funds (including shares of money market
  funds and house accounts and shares redeemed within
  30 days of purchase)                                            0.04%
-------------------------------------------------------- -----------------------
Merrill Lynch Connect Program                                        0%
-------------------------------------------------------- -----------------------
Registered Investment Advisors and
H.D. Vest Institutional Classes                                   0.04%
-------------------------------------------------------- -----------------------
Citigroup Global Capital Markets, Inc. (formerly
  Salomon Smith Barney) and Delaware International Value
  Equity Fund Class I Shares                                      0.04%
-------------------------------------------------------- -----------------------

     The fees  associated  with  LFD's  services  to the  Portfolios  are  borne exclusively by the Distributor and not by the Portfolios.

Transfer Agent
Delaware Service  Company,  Inc., which is an affiliate of the Manager and which is  located  at 2005  Market  Street,  Philadelphia,  PA  19103-7094,  serves as shareholder servicing, dividend disbursing and transfer agent ("Transfer Agent")
pursuant to a Shareholders Services Agreement dated April 19, 2001. The Transfer
Agent is an indirect, wholly owned subsidiary of DMH and, therefore, of Lincoln.
The  Transfer  Agent acts as  shareholder  servicing,  dividend  disbursing  and transfer agent for other Delaware  Investments Funds. The Transfer Agent is paid a fee by the Portfolios for providing these services consisting of an annual per account  charge of $23.10 for each open and closed  account on their records and each  account  held on a  sub-accounting  system  maintained  by firms that hold accounts on an omnibus basis.

     These  charges are assessed  monthly on a pro rata basis and  determined by using the number of  Shareholder  and Retirement  Accounts  maintained as of the last calendar day of each month. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the Independent Trustees.

     Delaware  Services  Company,  Inc.  provides  accounting  services  to  the
Portfolios  pursuant to a separate Fund  Accounting  Agreement.  Those  services include  performing all functions  related to calculating the Portolio's NAV and providing all financial  reporting services,  regulatory  compliance testing and other related accounting services. For its services,  Delaware Services Company,
Inc. is paid a

                                       55

fee of 0.04% of the total assets of all Delaware  Investments Funds for which it provides such  accounting  services.  The fees are charged to each Portfolio and the other  Delaware  Investments  Funds,  on an  aggregate  pro rata basis.  The asset-based  fee  payable to  Delaware  Services  Company,  Inc. is subject to a minimum fee calculation based on the type and number of classes per Fund.

     The Portfolios  have authorized one or more brokers to accept on its behalf purchase and redemption  orders in addition to the Transfer Agent.  Such brokers are  authorized  to  designate  other  intermediaries  to  accept  purchase  and redemption  orders on the behalf of the Portfolios.  For purposes of pricing,  a
Portfolio will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order.  Investors  may be charged a fee when  effecting  transactions  through a broker or agent.

Custodian
     The JPMorgan Chase Bank ("JPMorgan"),  4 Chase Metrotech Center,  Brooklyn,
NY 11245  serves as  custodian  for each  Portfolio  except  The Core Plus Fixed
Income Portfolio,  The Core Focus Fixed Income  Portfolio,  The Large-Cap Growth
Equity  Portfolio,  The Focus Smid-Cap Growth Equity  Portfolio and The Smid-Cap
Growth Equity Portfolio.  Mellon Bank, N.A., One Mellon Center,  Pittsburgh,  PA
15258,  serves as custodian for The Core Plus Fixed Income  Portfolio,  The Core
Focus Fixed Income Portfolio,  The Large-Cap Growth Equity Portfolio,  The Focus
Smid-Cap Growth Equity  Portfolio and The Smid-Cap Growth Equity  Portfolio.  As
custodians,  JPMorgan and Mellon each  maintains a separate  account or accounts for a Portfolio; receives, holds and releases portfolio securities on account of a Portfolio; receives and disburses money on behalf of a Portfolio; and collects and  receives  income  and other  payments  and  distributions  on  account of a
Portfolio's portfolio securities.

     With  respect  to  foreign  securities,  JPMorgan  and  Mellon  each  makes arrangements with  sub-custodians  who were approved by the Board of Trustees in
accordance   with  Rule  17f-5  of  the  1940  Act.   When   selecting   foreign
sub-custodians,  the Trustees consider a number of factors,  including,  but not limited to, the  reliability  and financial  stability of the  institution,  the ability  of the  institution  to  provide  efficiently  the  custodial  services required for the  Portfolios,  and the  reputation  of the  institutions  in the particular country or region.

Legal Counsel
     Stradley Ronon Stevens & Young, LLP serves as the Trust's legal counsel.

                               PORTFOLIO MANAGERS

Other Accounts Managed - The Manager
     Except as noted,  the following chart lists certain  information  about the
types  of  other  accounts  for  which  each  portfolio   manager  is  primarily
responsible as of October 31, 2005.

                                                                                             Total Assets in
                                                                      No. of Accounts with    Accounts with
                                     No. of                          Performance-Based Fees   Performance-
                                     Accounts   Total Assets Managed                           Based Fees
Damon J. Andres
    Registered Investment Companies        6        $1.3 billion             0                     $0
    Other Pooled Investment                0             $0                  0                     $0
     Vehicles
    Other Accounts                         6       $105.4 million            0                     $0

                                       56

Marshall T. Bassett
    Registered Investment Companies       23        $4.0 billion             0                     $0
    Other Pooled Investment                1        $3.4 million             0                     $0
     Vehicles
    Other Accounts                        18        $2.0 billion             1               $87.2 million
Christopher J. Bonavico
    Registered Investment Companies       17        $3.9 billion             0                     $0
    Other Pooled Investment                0             $0                  0                     $0
     Vehicles
    Other Accounts                        48        $5.8 billion             1                $633million
Kenneth F. Broad
    Registered Investment Companies        3       $547.8 million            0                     $0
    Other Pooled Investment                0             $0                  0                     $0
     Vehicles
    Other Accounts                         4       $40.1 million             0                     $0
Steven G. Catricks
    Registered Investment Companies       23        $4.0 billion             0                     $0
    Other Pooled Investment                1        $3.4 million             0                     $0
     Vehicles
    Other Accounts                        18        $2.0 billion             1               $87.2 million
George E. Deming
    Registered Investment Companies        1        $9.6 million             0                     $0
    Other Pooled Investment                0             $0                  0                     $0
     Vehicles
    Other Accounts                        45        $3.3 billion             1               $640.5 million
Christopher M. Ericksen
    Registered Investment Companies       14        $3.3 billion             0                     $0
    Other Pooled Investment                0             $0                  0                     $0
     Vehicles
    Other Accounts                        44        $5.7 billion             1                $633 million
Patrick G. Fortier
    Registered Investment Companies        3       $547.8 million            0                     $0
    Other Pooled Investment                0             $0                  0                     $0
     Vehicles
    Other Accounts                         2       $23.1 million             0                     $0
Barry S. Gladstein
    Registered Investment Companies       23        $4.0 billion             0                     $0
    Other Pooled Investment                1        $3.4 million             0                     $0
     Vehicles
    Other Accounts                        18        $2.0 billion             1               $87.2 million

                                       57

Gregory M. Heywood
    Registered Investment Companies        3       $547.8 million            0                     $0
    Other Pooled Investment                0             $0                  0                     $0
     Vehicles
    Other Accounts                         2       $23.1 million
Christopher M. Holland
    Registered Investment Companies       23        $4.0 billion             0                     $0
    Other Pooled Investment                1        $3.4 million             0                     $0
     Vehicles
    Other Accounts                        18        $2.0 billion             1               $87.2 million
Steven T. Lampe
    Registered Investment Companies       23        $4.0 billion             0                     $0
    Other Pooled Investment                1        $3.4 million             0                     $0
     Vehicles
    Other Accounts                        18        $2.0 billion             1               $87.2 million
Daniel J. Prislin
    Registered Investment Companies       17        $3.9 billion             0                     $0
    Other Pooled Investment                0             $0                  0                     $0
     Vehicles
    Other Accounts                        46        $5.8 billion             1                $633 million
Matthew Todorow
    Registered Investment Companies       23        $4.0 billion             0                     $0
    Other Pooled Investment                1        $3.4 million             0                     $0
     Vehicles
    Other Accounts                        18        $2.0 billion             1               $87.2 million
Rudy D. Torrijos III
    Registered Investment Companies       23        $4.0 billion             0                     $0
    Other Pooled Investment                1        $3.4 million             0                     $0
     Vehicles
    Other Accounts                        18        $2.0 billion             1               $87.2 million
Jeffrey S. Van Harte
    Registered Investment Companies       17        $3.9 billion             0                     $0
    Other Pooled Investment                0             $0                  0                     $0
     Vehicles
    Other Accounts                        46        $5.8 billion             1                $633 million
Lori P. Wachs
    Registered Investment Companies       23        $4.0 billion             0                     $0
    Other Pooled Investment                1        $3.4 million             0                     $0
     Vehicles
    Other Accounts                        18        $2.0 billion             1               $87.2 million

                                       58

Description of Potential Material Conflicts of Interest - The Manager

     Individual  portfolio managers may perform investment  management  services for  other  accounts  similar  to  these  provided  to the  Portfolios  and  the investment  action for each account and  Portfolio may differ.  For example,  an account or a  Portfolio  may be selling a  security,  while  another  account or
Portfolio  may  be  purchasing  or  holding  the  same  security.  As a  result, transactions  executed  for one  account  may  adversely  affect  the  value  of securities  held by another  account.  Additionally,  the management of multiple accounts and Portfolios may give rise to potential  conflicts of interest,  as a portfolio  manager  must  allocate  time and  effort to  multiple  accounts  and
Portfolios.  A portfolio manager may discover an investment opportunity that may be suitable for more than one account or Portfolio.  The investment  opportunity may be limited,  however, so that all accounts for which the investment would be suitable  may not be able to  participate.  The Manager  has adopted  procedures designed to allocate investments fairly across multiple accounts.

     Some   of  the   accounts   managed   by  the   portfolio   managers   have
performance-based   fees.  This  compensation  structure  presents  a  potential conflict of  interest.  The  portfolio  manager has an  incentive to manage this account so as to enhance its  performance,  to the  possible  detriment of other accounts for which the investment  manager does not receive a  performance-based fee.

     A portfolio  manager's  management  of personal  accounts  also may present certain conflicts of interest. While the Manager's Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure - The Manager
     Each portfolio's manager's compensation consists of the following:

     Base Salary:  Each named  portfolio  manager  receives a fixed base salary.
Salaries are  determined  by a  comparison  to industry  data  prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

     In addition,  each Focus Growth team member is entitled to certain payments in the nature of reimbursements payable in three installments.

     Bonus - Growth Team: Each named portfolio manager is eligible to receive an annual bonus.  The amount available in the bonus pool is based on the management team's assets under  management minus any direct expenses  (expenses  associated with product and investment  management team).  Certain  portfolio  managers may receive  a  guaranteed  quarterly  payment  of a  portion  of their  bonus.  The distribution of the bonus pool to individual  team members is determined  within the discretion of the Manager.

     Bonus - Focus  Growth  Team:  Each named  portfolio  manager is eligible to receive an annual cash bonus,  which is based upon  quantitative and qualitative factors.  Generally of the total  potential  cash  compensation  for a portfolio manager,  50% or more is in the form of a bonus and is  therefore  at risk.  The total  amount  available  for  payment  of  bonuses  is  based  on the  revenues associated  with the products  managed by the Focus  Growth Team.  The amount of this "bonus pool" is  determined by taking a  pre-determined  percentage of such revenues  (minus  appropriate  expenses  associated  with this  product  and the investment management team).

     Various  members of the team have the ability to earn a  percentage  of the bonus pool with the most senior  contributors having the largest share. The pool is allotted based on subjective  factors (50%) and objective  factors (50%). The subjective  portion  of the  pool  is  allocated  to  team  members  within  the discretion  of senior  management.  There is a minimum  guaranteed  fixed payout amount  associated  with this portion of the pool for the years ending  December
31, 2005 and December 31, 2006.

                                       59

     The  allocation of the  remaining  50% of the pool is based upon  objective factors.  Performance is measured as a result of the team's standing relative to a large cap growth  composite  of a  nationally  recognized  publicly  available database,  for five  successive  calendar  years.  Performance  rankings  are in quartiles as follows: top decile, top quartile,  second quartile, third quartile and bottom quartile.  An average is taken of the five year relative  performance data to determine the multiplier to be applied in calculating the portion of the pool that will be paid out. To the extent there was less than a complete  payout of the "objective" portion of the bonus pool over the previous five years, there is an  opportunity  to recoup these  amounts if the  multiplier  is in excess of
100%, in the discretion of senior management.

     Individual   allocations   of  the  bonus  pool  are  based  on  individual
performance measurements, both objective and subjective, as determined by senior management.

     In addition,  there is a potential one-time value creation payment that may be allocated on or about  December 31, 2009 to the extent the value added by the team exceeds the relative  value of their  holdings in the Delaware  Investments
U.S. Stock Option Plan. This amount, if any, would be paid out to the team under a deferred compensation  arrangement.  The value creation payment, if any, would be paid out to individual  team members in  proportion to the shares  granted to that team member under the Plan.

     Bonus - Other Equity  Teams:  The bonus pool is  determined by the revenues associated with the products a portfolio  manager  manages.  The Manager keeps a percentage  of the  revenues and the  remaining  percentage  of revenues  (minus appropriate  direct  expenses  associated  with this product and the  investment management  team) create the "bonus pool" for a product.  Various members of the team have the  ability  to earn a  percentage  of the  bonus  pool with the most senior  contributors  having the largest  share.  The pool is allotted  based on subjective  factors (50%) and objective  factors  (50%).  The primary  objective factor is the  performance of the funds managed  relative to the  performance of the  appropriate  Lipper peer groups.  Performance  is measured as the result of one's  standing in the Lipper peer groups on a one-year  and  three-year  basis.
Three-year  performance is weighted more heavily and there is no objective award for a fund that falls below the 50th  percentile for a given time period.  There is a sliding scale for performance achievements above the 50th percentile.

     Bonus - Fixed Income Teams:  Each portfolio  manager is eligible to receive an annual cash bonus,  which is based on quantitative  and qualitative  factors.
The amount of the pool for bonus  payments is first  determined by  mathematical equation based on assets,  management fees and direct  expenses,  including fund waiver expenses,  for registered  investment  companies,  pooled  vehicles,  and managed  separate  accounts.  Generally,  80% of  the  bonus  is  quantitatively determined. For investment companies, each manager is compensated according to a
Portfolio's  Lipper peer group  percentile  ranking on a one-year and three-year basis.  For managed  separate  accounts the portfolio  managers are  compensated according to the composite percentile ranking in consultant databases.  There is no objective  award for a fund that falls below the 50th  percentile for a given time period.  There is a sliding scale for investment  companies that are ranked above the 50th percentile.  The managed separate accounts are compared to Callan and other databases.  The remaining 20% portion of the bonus is discretionary as determined by the Manager and takes into account subjective factors.

     Deferred  Compensation:   Each  named  portfolio  manager  is  eligible  to
participate in the Lincoln National Corporation  Executive Deferred Compensation
Plan,  which is available  to all  employees  whose income  exceeds a designated threshold.  The Plan is a non-qualified unfunded deferred compensation plan that permits participating  employees to defer the receipt of a portion of their cash compensation.

     Stock Option Incentive  Plan/Equity  Compensation Plan:  Portfolio managers may be awarded options to purchase common shares of Delaware  Investments  U.S.,
Inc. pursuant to the terms the

                                       60

Delaware   Investments   U.S.,   Inc.  Stock  Option  Plan   (non-statutory   or
"non-qualified"  stock options).  In addition,  certain  managers may be awarded
restricted  stock  units,  or  "performance   shares",   in  Lincoln.   Delaware
Investments  U.S.,  Inc.,  is an indirect,  wholly owned  subsidiary of DMH and, therefore, of Lincoln.

     The Delaware  Investments  U.S.,  Inc. Stock Option Plan was established in
2001 in order to provide certain investment personnel of the Manager with a more direct means of participating  in the growth of the Manager.  Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after  issuance.  Options are awarded  from time to time by the  Manager  in its  full  discretion.  Option  awards  may be based in part on seniority. The fair market value of the shares is normally determined as of each
June 30 and December 31. Shares issued upon the exercise of such options must be held for six months and one day, after which time the  shareholder  may put them back to the issuer or the shares may be called back from the shareholder.

     There is a contractual minimum number of options available for distribution to Focus Growth Team members for the years 2005-2009.

     Portfolio managers who do not participate in the Delaware Investments U.S.,
Inc.  Stock  Option Plan are  eligible to  participate  in  Lincoln's  Long-Term
Incentive Plan,  which is designed to provide a long-term  incentive to officers of  Lincoln.  Under the plan,  a  specified  number of  performance  shares  are allocated  to each unit and are awarded to  participants  in the  discretion  of their managers in accordance with  recommended  targets related to the number of employees  in a unit that may  receive  an award and the  number of shares to be awarded.  The performance  shares have a three year vesting schedule and, at the end of the three years,  the actual  number of shares  distributed  to those who received  awards  may be equal to,  greater  than or less than the amount of the award based on Lincoln's  achievement of certain performance goals relative to a pre-determined peer group.

     Other  Compensation:  Portfolio  managers may also  participate  in benefit plans and programs available generally to all employees.

Ownership of Securities - The Manager
     As of October 31, 2005, none of the portfolio  managers owned shares of the
Portfolios that they manage.

II. Portfolio Managers - Mondrian

     The following information was provided by Mondrian,  the sub-advisor to The
Emerging Markets Portfolio, The Global Fixed Income Portfolio, The International
Equity Portfolio,  The International Fixed Income Portfolio and The Labor Select
International Equity Portfolio.

A.   Other Accounts Managed.

                                                                                           $M Assets of
Named Portfolio Manager                                          # Performance Based   Performance Based Fee
                                      # Accounts   $ Assets (M)      Fee Accounts            Accounts
Robert Akester
    Registered Investment Companies          8           $2,847              0                 $0
    Other Pooled Investment                  0               $0              0                 $0
     Vehicles
    Other Accounts                           8           $1,564              0                 $0

                                       61

Fiona A. Barwick
    Registered Investment Companies         11           $3,367              0                 $0
    Other Pooled Investment                  0               $0              0                 $0
     Vehicles
    Other Accounts                           9           $2,729              0                 $0
Joanna Bates
    Registered Investment Companies          7             $683              0                 $0
    Other Pooled Investment                  0               $0              0                 $0
     Vehicles
    Other Accounts                          12           $1,219              0                 $0
Nigel Bliss
    Registered Investment Companies          2             $753              0                 $0
    Other Pooled Investment                  1             $286              0                 $0
     Vehicles
    Other Accounts                           8           $1,602              0                 $0
Elizabeth A. Desmond
    Registered Investment Companies         13           $4,646              0                 $0
    Other Pooled Investment                  1           $1,991              0                 $0
     Vehicles
    Other Accounts                          18           $7,275              0                 $0
Clive Gillmore
    Registered Investment Companies          9           $6,112              0                 $0
    Other Pooled Investment                  1           $1,470              0                 $0
     Vehicles
    Other Accounts                          21           $3,634              0                 $0

                                       62

John Kirk
    Registered Investment Companies          5             $518              0                 $0
    Other Pooled Investment                  0               $0              0                 $0
     Vehicles
    Other Accounts                          16           $2,346              1               $134
Emma R. E. Lewis
    Registered Investment Companies          9           $5,032              0                 $0
    Other Pooled Investment                  0               $0              0                 $0
     Vehicles
    Other Accounts                           3             $873              0                 $0
Nigel G. May
    Registered Investment Companies          7           $3,751              0                 $0
    Other Pooled Investment                  2               $2              0                 $0
     Vehicles
    Other Accounts                          20           $6,735              1               $359
Christopher A. Moth
    Registered Investment Companies          2             $350              0                 $0
    Other Pooled Investment                  3             $122              0                 $0
     Vehicles
    Other Accounts                          15           $3,335              0                 $0
David G. Tilles
    Registered Investment Companies          *                *              *                  *
    Other Pooled Investment                  *                *              *                  *
     Vehicles
    Other Accounts                           *                *              *                  *

* As Managing Director & Chief Investment  Officer,  David G. Tilles has overall responsibility for all accounts.

Description of Potential Material Conflicts of Interest - Mondrian

     Mondrian  acts solely as an  investment  manager and does not engage in any other business  activities.  The following is a list of some potential conflicts of  interest  that can  arise in the  course  of  normal  investment  management business activities together with a summary of Mondrian's policy in that area:

     1. Dealing in  investments  as Principal and the Provision of Seed Capital.
     Mondrian  generally  does  not  trade  for its own  account.  However,  two
     Mondrian  affiliates  have provided the seed capital to certain  investment vehicles that have been  established by Mondrian group  entities.  Mondrian serves as the investment manager to these investment vehicles.

                                       63

     2.  Dealing  in  investments  as agent  for more than one  party.  Mondrian addresses  the  potential  conflicts  of  interest  that arise where a firm manages  multiple  client  portfolios  through  the  operation  of  dealing policies  designed  to ensure the fair and equal  treatment  of all clients
     e.g. the allocation of aggregated trades among clients.

     3. Allocation of Investment Opportunities.  Mondrian's policy requires that investment  opportunities should be allocated among clients in an equitable manner. For equity portfolios  Mondrian makes stock selection  decisions at committee level.  Those stocks  identified as investment  opportunities are added to Mondrian's list of approved stocks ("Stock List"). Portfolios will hold only those stocks contained in the Stock List, and portfolios governed by the same or a similar  mandate will be  structured  similarly  (that is, will  hold  the  same or  comparable  stocks),  and  will  exhibit  similar
     characteristics.   For  bond  portfolios   investment  decisions  are  also
     committee based, and all bond portfolios  governed by the same or a similar mandate are  structured  in the same way.  Sale and purchase  opportunities identified  at regular  investment  meetings  will be applied to portfolios across  the  board,  subject  to  the  requirements  of  individual  client mandates. Clients with performance-based fees shall be allocated investment
     opportunities   in  the   same   way  as   clients   whose   fees  are  not
     performance-based.

     4.  Allocation of Aggregated  Trades.  Mondrian's  policy requires that all allocations  must be fair  between  clients  and, to be  reasonable  in the interests of clients,  will  generally be made in proportion to the size of the original orders placed.  However where such  allocation  would create a material  adverse  effect  on a  client  an  adjustment  may be made to the allocation.  Where such  adjustment is considered  appropriate,  Mondrian's normal  policy  will be to  adopt a random  method  of  allocation  between clients achieved through an automated process.  Such allocations should not conflict  with any  instructions  a client  may  have  issued,  or with any limitations placed on the degree of discretion the Portfolio Manager has to act on behalf of the client.

     5.  Soft  Dollar  Arrangements.  Mondrian  does not  have  any soft  dollar arrangements in place with brokers.

     6. Dual  Agency/Cross  Trade.  Dual Agency  (also  known as Cross  Trading)
     concerns  those  transactions  where Mondrian may act as agent for both the buyer  and  seller.  Mondrian  may from  time to time act as agent for both parties with respect to transactions in investments.  If Mondrian  proposes to act in such  capacity  the  Portfolio  Manager  will  first:  (a) obtain approval from the Chief  Compliance  Officer;  and (b) inform the client of the capacity in which Mondrian is acting.

     7. Transacting client trades with an affiliated  broker.  Mondrian does not have any affiliated brokers.

     8. Fees. Mondrian charges fees as proportion of assets under management. In a very limited number of situations,  in addition to this fee basis,  these accounts also include a performance  fee basis.  The potential  conflict of interest  arising from these fee  arrangements  is addressed by  Mondrian's procedure for the allocation of aggregated trades among clients. Investment opportunities are allocated totally  independently of fee arrangements (see
     4. above).

     9. Employee Personal Dealings. Mondrian has arrangements in place to ensure that none of its directors,  officers or employees  effects any transaction
     on  their  own  account  which  conflicts  with  client  interests.   These
     individuals  are also  prohibited  from procuring any other person to enter into such a transaction  (except in the proper course of their employment).
     For the  purposes of  clarity,  this will  include,  but is not limited to, anyone  connected with that  individual by reason of a domestic or business relationship (other than as arises solely because that person is a Mondrian

                                       64

     client) such that the individual has influence over that person's judgement as to how to invest his  property or exercise  any rights  attaching to his
     Investments.  Mondrian's  rules which govern  personal  account dealing and general ethical standards are set out in the Mondrian  Investment  Partners
     Code of Ethics.

     10.  Gifts and  Hospitality  (received).  In the normal  course of business
     Mondrian  employees  may receive gifts and  hospitality  from third parties
     e.g.  brokers and other  service  providers.  Mondrian  has a policy  which requires that all gifts and hospitality  received are reported to the Chief
     Compliance Officer (any items in excess of(pound)100 require pre-approval).

     11.  Gifts and  Hospitality  (given).  In the  normal  course  of  business
     Mondrian employees may provide gifts and hospitality to third parties.  Any such expenditure in excess of(pound)200 requires the approval of Mondrian's
     Managing Director and is reported to the Chief Compliance Officer.

     12.  Compensation.  Mondrian's  compensation  arrangements  are designed to attract and retain high calibre staff. The compensation  structure does not provide  incentives  for any member staff to favour any client (or group of clients).  Incentives (Bonus and Equity Programs) focus on the key areas of research quality,  long-term and short-term performance,  teamwork,  client service and marketing. At Mondrian, the investment management of particular portfolios is not "star manager"  based but uses a team system.  This means that Mondrian's  investment  professionals are primarily  assessed on their contribution  to the team's  effort and  results,  though with an important element  of  their  assessment  being  focused  on  the  quality  of  their individual research contribution.

     Mondrian's  Compliance  Monitoring Program incorporates periodic reviews of areas where the above listed conflicts of interest might arise.  Compliance with
Mondrian's  policies and procedures is monitored using exception  reporting,  as well as regular  review,  testing and evaluation of the  appropriateness  of the procedures.

     Any apparent  violations of the above  procedures will be investigated  and reported  to the  Chief  Compliance  Officer,  who  will  determine  any  action necessary.

     Any  material  findings  would be  reported  to senior  management  and the
Mondrian  Compliance  Committee (a  sub-committee  of the Company's  Board) and, where required, any relevant Regulator.

Compensation - Mondrian

     Mondrian  has the  following  programs  in place to retain  key  investment staff:

     Competitive  Salary.  All investment  professionals  are remunerated with a competitive base salary.

     Profit Sharing Bonus Pool. All Mondrian staff, including portfolio managers and senior officers,  qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).

     Equity Ownership.  Mondrian is majority management owned. A high proportion of senior Mondrian staff (investment  professionals and other support functions)
are shareholders in the business.

     Incentives  (Bonus and Equity  Programs) focus on the key areas of research quality,  long-term and  short-term  performance,  teamwork,  client service and marketing. As an individual's ability to influence

                                       65

these factors  depends on that  individual's  position and seniority  within the firm, so the allocation of participation in these programs will reflect this.

     At Mondrian,  the  investment  management of  particular  portfolios is not
"star  manager"  based  but  uses a team  system.  This  means  that  Mondrian's investment  professionals  are primarily  assessed on their  contribution to the team's effort and results,  though with an important element of their assessment being focused on the quality of their individual research contribution.

     Compensation  Committee.  In  determining  the amount of bonuses and equity awarded,  Mondrian's Board of Directors consults with the company's Compensation
Committee,  who will make recommendations based on a number of factors including investment research,  organization  management,  team work, client servicing and marketing.

     Defined  Contribution  Pension Plan. All portfolio  managers are members of the Mondrian  defined  contribution  pension plan where  Mondrian pays a regular monthly contribution and the member may pay additional  voluntary  contributions if they wish. The Plan is governed by Trustees who have  responsibility  for the trust fund and payments of benefits to members.  In addition,  the Plan provides death  benefits for death in service and a spouse's or  dependant's  pension may also be payable.

Ownership of Securities -- Modrian

     As of January 31, 2006, none of the portfolio  managers owned shares of the
Portfolios they manage.

                        TRADING PRACTICES AND BROKERAGE

     The Manager or Mondrian,  as the case may be,  selects  brokers/dealers  to execute  transactions  on  behalf of a  Portfolio  for the  purchase  or sale of portfolio  securities  on  the  basis  of its  judgment  of  their  professional capability  to provide the  service.  The  primary  consideration  in  selecting broker/dealers is to seek those  brokers/dealers  who provide best execution for the Portfolios.  Best execution refers to many factors, including the price paid or  received  for  a  security,  the  commission  charged,  the  promptness  and reliability of execution,  the  confidentiality and placement accorded the order and other factors  affecting the overall benefit  obtained by the account on the transaction.  A number of trades are made on a net basis where securities either are  purchased  directly  from the  dealer or are sold to the  dealer.  In these instances,  there is no direct  commission  charged  but there is a spread  (the difference  between  the  buy and  sell  price)  which  is the  equivalent  of a commission.  When a commission is paid, the Manager or Mondrian pays  reasonably competitive brokerage commission rates based upon the professional  knowledge of its trading  department  as to rates paid and  charged for similar  transactions throughout  the  securities  industry.  In some  instances,  a Portfolio  pays a minimal share transaction cost when the transaction presents no difficulty.

     During  the  fiscal  years  ended  October  31,  2003,  2004 and 2005,  the aggregate  dollar amount of brokerage  commissions paid by each Portfolio was as follows:

                                                        2005       2004       2003
The Large-Cap Growth Equity Portfolio(1)                 N/A        N/A        N/A
The Large-Cap Value Equity Portfolio                 $17,961    $50,192    $84,882
The Mid-Cap Growth Equity Portfolio                  $41,000    $53,954    $22,803
The International Equity Portfolio                  $989,614   $771,258   $280,537
The Global Fixed Income Portfolio                        N/A        N/A        N/A

                                       66

The Labor Select International Equity Portfolio     $257,055   $253,861   $158,535
The Real Estate Investment Trust Portfolio          $503,130   $603,226   $720,247
The Emerging Markets Portfolio                    $2,074,880   $577,556   $751,668
The Small-Cap Growth Equity Portfolio               $238,442   $249,170   $158,127
The Focus Smid-Cap Growth Equity Portfolio(2)         $6,972     $7,769        N/A
The Smid-Cap Growth Equity Portfolio(3)               $6,675        N/A        N/A
The Real Estate Investment Trust Portfolio II        $57,485    $64,327    $83,216
The Intermediate Fixed Income Portfolio               $1,003     $2,627     $1,906
The High-Yield Bond Portfolio                            $66        $51        N/A
The Core Plus Fixed Income Portfolio                  $3,394     $1,832     $1,873
The Core Focus Fixed Income Portfolio(4)                 $87        N/A        N/A
The International Fixed Income Portfolio                 N/A        N/A        N/A
The All-Cap Growth Equity Portfolio                  $40,529    $19,510    $28,563

(1)  Commenced operations on November 1, 2005.
(2)  Commenced operations on December 1, 2003.
(3)  Commenced operations on December 1, 2004.
(4)  Commenced operations on July 1, 2004.

     The  Manager  or  Mondrian  may  allocate  out of all  commission  business generated by all of the Portfolios and accounts under its respective management, brokerage  business  to brokers or dealers who provide  brokerage  and  research services. These services include advice, either directly or through publications or writings,  as to the value of securities,  the  advisability of investing in, purchasing  or  selling  securities,  and  the  availability  of  securities  or purchasers  or  sellers  of  securities;  furnishing  of  analyses  and  reports concerning issuers, securities or industries;  providing information on economic factors and trends;  assisting  in  determining  portfolio  strategy;  providing computer  software  and  hardware  used  in  security  analyses;  and  providing portfolio  performance  evaluation and technical market analyses.  Such services are used by the Manager or Mondrian in connection with its respective investment decision-making  process  with  respect to one or more  Portfolios  and accounts managed by it, and may not be used,  or used  exclusively,  with  respect to the
Portfolio or account generating the brokerage.

     Securities  transactions for The Large-Cap Value Equity,  The International
Equity, The Labor Select International  Equity, The Emerging Markets, The Global
Fixed Income,  The International  Fixed Income, The Small-Cap Growth Equity, The
Focus  Smid-Cap  Growth  Equity,  The Smid-Cap  Growth  Equity,  The Real Estate
Investment  Trust, The All-Cap Growth Equity,  The Core Focus Fixed Income,  The
Intermediate  Fixed Income,  The Large-Cap  Growth  Equity,  The Core Plus Fixed
Income and The High-Yield  Bond  Portfolios  may be effected in foreign  markets which may not allow  negotiation  of commissions or where it is customary to pay fixed rates.

     As provided under the Securities Exchange Act of 1934, as amended, and each
Portfolio's Investment Management  Agreements,  higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers  who do not provide such services if such higher  commissions are deemed  reasonable  in  relation  to the  value of the  brokerage  and  research services  provided.  Although  transactions are directed to  broker/dealers  who provide such brokerage and research  services may result in higher  commissions, the Manager  and  Mondrian  believe  that such  commissions  are  reasonable  in relation to the value of the brokerage and research services  provided.  In some instances,  services may be provided to the Manager or Mondrian which constitute in some part brokerage and research  services used by the Manager or Mondrian in connection with their investment  decision-making process and constitute in some part services used by them in connection with  administrative or other functions not related to their  investment  decision-making  process.  In such cases,  the
Manager or Mondrian will make a good faith  allocation of brokerage and research services and will pay out of their

                                       67

own resources for services used by them in  connection  with  administrative  or other functions not related to their investment decision-making process.

     During the fiscal year ended October 31, 2005,  portfolio  transactions  of the  following  Portfolios in the amounts  listed below,  resulting in brokerage commissions in the amounts listed below,  were directed to brokers for brokerage and research services provided:

                                                   Portfolio       Brokerage
                                                 Transactions     Commissions
                                                    Amounts         Amounts

The Large-Cap Growth Equity Portfolio(1)              N/A             N/A
The Large-Cap Value Equity Portfolio               $4,718,674       $5,539
The Mid-Cap Growth Equity Portfolio               $13,716,159       $19,824
The International Equity Portfolio                     $0             $0
The Globeal Fixed Income Portfolio                     $0             $0
The Labor Select International Equity Portfolio        $0             $0
The Real Estate Investment Trust Portfolio        $195,565,853     $259,459
The Emerging Markets Portfolio                    $46,856,308       $85,975
The Small-Cap Growth Equity Portfolio              $1,349,574       $3,026
The Focus Smid-Cap Growth Equity Portfolio         $1,115,931       $1,951
The Smid-Cap Growth Equity Portfolio(2)           $22,615,169       $30,151
The Real Estate Investment Trust Portfolio II         N/A             N/A
The Intermediate Fixed Income Portfolio               N/A             N/A
The High-Yield Bond Portfolio                         N/A             N/A
The Core Plus Fixed Income Portfolio                  N/A             N/A
The Core Focus Fixed Income Portfolio                 N/A             N/A
The International Fixed Income Portfolio              N/A             N/A
The All-Cap Growth Equity Portfolio               $13,914,105       $18,364

(1)  Commenced operations on November 1, 2005.
(2)  Commenced operations on December 1, 2004.

     As of October  31,  2005,  the  Portfolios  held the  following  amounts of securities of their regular  broker/dealers,  as defined in Rule 10b-1 under the
1940 Act, or such broker/dealers' parents:

----------------------- ------------------------ -----------------------------
Fund                    Regular Broker/Dealer               Value
----------------------- ------------------------ -----------------------------

----------------------- ------------------------ -----------------------------
The Large-Cap Value     Bank of America          $399,346
 Equity Portfolio       JP Morgan Chase          $265,014
                        Merrill Lynch            $267,085
                        Morgan Stanley           $332,285

----------------------- ------------------------ -----------------------------
The Mid-Cap Growth      Lehman Brothers          $252,826
 Equity Portfolio
----------------------- ------------------------ -----------------------------

     The Manager or Mondrian may place a combined order for two or more accounts or funds  engaged in the purchase or sale of the same  security may be placed if the  judgment  is made that  joint  execution  is in the best  interest  of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed  equitable to each account or fund. When

                                       68

a combined order is executed in a series of  transactions  at different  prices, each  account  participating  in the order may be  allocated  an  average  price obtained  from the  executing  broker.  It is  believed  that the ability of the accounts to participate in volume  transactions  will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could  adversely  affect the price or volume of the security that a particular  account or fund may obtain,  it is the opinion of the Manager or Mondrian and the Trust's  Board of Trustees  that the  advantages of combined orders outweigh the possible disadvantages of separate transactions.

     Consistent  with  National  Association  of Securities  Dealers,  Inc. (the
"NASD") rules, and subject to seeking best execution,  orders may be placed with broker/dealers  that have agreed to defray certain Portfolio  expenses,  such as custodian fees.

     In 2005, the Portfolios were given the authority to begin  participation in a commission  recapture  program.  Under the program and subject to seeking best execution (as described in the first paragraph in this section),  the Portfolios may  direct  certain  security  trades to  brokers  who have  agreed to rebate a portion of the related brokerage  commission to the Portfolios in cash. Any such commission  rebates  will be  included  in realized  gain on  securities  in the appropriate  financial  statements of the Fund.  The Manager and its  affiliates have  previously  and may in the future act as an  investment  advisor to mutual funds or separate  accounts  affiliated with the administrator of the commission recapture program described above. In addition,  affiliates of the administrator act as consultants in helping  institutional  clients choose investment advisors and may also participate in other types of businesses and provide other services in the investment management industry.

                                  CAPITAL STOCK

Capitalization
     The Trust has a present unlimited authorized number of shares of beneficial interest with no par value, issued in separate portfolios.  All shares are, when issued in  accordance  with the Trust's  prospectuses,  registration  statement, governing instruments and applicable law, fully paid and non-assessable.  Shares do not have  pre-emptive  rights.  While all shares have equal voting  rights on matters  affecting the Trust, each Portfolio would vote separately on any matter which affects only that  Portfolio.  Shares of each Portfolio have a priority in that Portfolios'  assets,  and in gains on and income from the portfolio of that
Portfolio.

     Each class of The Real  Estate  Investment  Trust  Portfolio  represents  a proportionate  interest  in the assets of the  Portfolio,  and each has the same voting and other rights and  preferences  as the other classes of the Portfolio, except that  shares of the  Institutional  Class and The Real Estate  Investment
Trust  Portfolio  Class may not vote on any matter that affects the  Portfolio's
Distribution   Plans  under  Rule  12b-1.   Similarly,   as  a  general  matter,
shareholders  of Class A  Shares,  Class B  Shares,  Class C Shares  and Class R
Shares of The Real Estate  Investment  Trust  Portfolio may vote only on matters affecting  the Rule  12b-1 Plan that  relates  to the class of shares  that they hold.  However,  Class B Shares may vote on any proposal to increase  materially the fees to be paid by the Portfolio under the Rule 12b-1 Plan relating to Class
A Shares.  General  Expenses of the  Portfolio  will be  allocated on a pro-rata basis to the classes  according to asset size, except that expenses of the Plans of Class A Shares,  Class B Shares,  Class C Shares  and Class R Shares  will be allocated solely to those classes.

     Effective  December 24, 1997,  the name of The Fixed Income  Portfolio  was changed to The Intermediate Fixed Income Portfolio and the name of The Defensive
Equity Portfolio was changed to The Large-Cap Value Equity Portfolio.  Effective
October 7, 1998, the name of The Aggressive  Growth Portfolio was changed to The
Mid-Cap Growth Equity Portfolio. Effective December 15, 2005, the name

                                       69

of The Small-Cap  Growth  Equity II Portfolio was changed to The Focus  Smid-Cap
Growth Equity Portfolio.

Non-cumulative Voting
     The Trust's shares have non-cumulative  voting rights, which means that the holders of more than 50% of the shares of the Trust  voting for the  election of
Trustees can elect all the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

                                PURCHASING SHARES

General Information
     The Trust  reserves  the right to suspend  sales of Portfolio  shares,  and reject any order for the purchase of a  Portfolio's  shares if in the opinion of management such rejection is in a Portfolio's best interest.

     For  purchases  of shares in The  Emerging  Markets  Portfolio,  a purchase reimbursement fee of 0.75% of the dollar amount invested is generally charged to investors  and  paid to the  Portfolio  to help  defray  expenses  of  investing purchase  proceeds.  In lieu of paying that fee,  an  investor  in The  Emerging
Markets Portfolio may elect, subject to agreement by the Portfolio, to invest by a contribution  of in-kind  securities or may follow another  procedure that has the same economic  impact on the Portfolio and its  shareholders,  in which case the purchase  reimbursement  fee will not apply.  Investors  should refer to the related  Prospectus  for  more  details  on  purchase  reimbursement  fees.  See
"Determining Offering Price and Net Asset Value" below.

     The minimum  initial  investment  for a  shareholder  is  $1,000,000 in the aggregate across all Portfolios of the Trust,  except for the Delaware REIT Fund as discussed  below.  There are no minimums for  subsequent  contributions  in a
Portfolio where the aggregate minimum initial  investment for the Trust has been satisfied.  (See the applicable  Prospectus for special purchase  procedures and requirements  that may be  applicable to  prospective  investors in The Emerging
Markets Portfolio and The International  Equity  Portfolio.) At such time as the
Trust receives  appropriate  regulatory  approvals to do so in the future, under certain  circumstances,  the Trust may, at its sole  discretion,  allow eligible investors  who  have an  existing  investment  counseling  relationship  with an affiliate of the Manager to make investments in the Portfolios by a contribution of securities in-kind to such Portfolios.

     Certificates  representing  shares  purchased  are not  ordinarily  issued.
Certificates were previously  issued for Class A and Institutional  Class Shares of The Real Estate Investment Trust Portfolio.  However, purchases not involving the issuance of  certificates  are confirmed to the investor and credited to the shareholder's  account  on the books  maintained  on behalf  of the  Trust.  The investor  will have the same rights of ownership  with respect to such shares as if  certificates  had been  issued.  An investor  will be  permitted to obtain a certificate for the Delaware REIT Fund in certain limited circumstances that are approved by an  appropriate  officer of the Trust.  No charge is assessed by the
Trust  for any  certificate  issued.  The  Portfolios  do not  intend  to  issue replacement  certificates  for lost or stolen  certificates,  except in  certain limited  circumstances that are approved by an appropriate officer of the Trust.
In those circumstances,  a shareholder may be subject to fees for replacement of a lost or stolen certificate,  under certain  conditions,  including the cost of obtaining a bond  covering the lost or stolen  certificate.  Please  contact the
Trust for further information.  Investors who hold certificates representing any of their shares may only redeem those shares by written request.  The investor's certificate(s) must accompany such request.

                                       70

Purchases of Delaware REIT Fund
     The minimum initial  investment  generally is $1,000 for Delaware REIT Fund
Class  A,  Class B and  Class C  Shares  of The  Real  Estate  Investment  Trust
Portfolio.  Subsequent  purchases  of such  Class A,  Class B and Class C Shares generally must be at least $100. The initial and subsequent  investment minimums for Class A Shares will be waived for purchases by officers, directors, Trustees and  employees  of any  Delaware  Investments  Fund,  the  Manager or any of the
Manager's  affiliates if the purchases are made pursuant to a payroll  deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform
Transfers  to Minors Act and shares  purchased in  connection  with an Automatic
Investing Plan are subject to a minimum  initial  purchase of $250 and a minimum subsequent purchase of $25. There are no minimum purchase requirements for Class
R and the  Institutional  Class, but certain  eligibility  requirements  must be satisfied.

     Each purchase of Class B Shares is subject to a maximum purchase limitation of $100,000. For Class C Shares, each purchase must be in an amount that is less
than  $1,000,000.   See  "Investment  Plans"  below  for  purchase   limitations
applicable to  retirement  plans.  The Trust will reject any purchase  order for more than  $100,000 of Class B Shares and  $1,000,000 or more of Class C Shares.
An investor may exceed these limitations by making  cumulative  purchases over a period of time.  In doing so, an  investor  should keep in mind,  however,  that reduced front-end sales charges apply to investments of $50,000 or more in Class
A Shares,  and that Class A Shares are  subject to lower  annual Rule 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

     Selling dealers are responsible for transmitting orders promptly. The Trust reserves the right to reject any order for the purchase of its shares if, in the opinion of  management,  such  rejection  is in the  Delaware  REIT  Fund's best interest.  If a purchase is canceled because your check is returned unpaid,  you are responsible for any loss incurred.  The Delaware REIT Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making  future  purchases in any of the  Delaware  Investments  Funds.  The
Delaware  REIT  Fund  reserves  the  right to  reject  purchase  orders  paid by third-party checks or checks that are not drawn on a domestic branch of a United
States  financial  institution.   If  a  check  drawn  on  a  foreign  financial
institution  is  accepted,  you may be subject to  additional  bank  charges for clearance and currency conversion.

     The  Delaware  REIT Fund also  reserves  the right,  following  shareholder notification,  to charge a service fee on  non-retirement  accounts  that,  as a result of redemption, have remained below the minimum stated account balance for a period of three or more  consecutive  months.  Holders of such accounts may be notified of their insufficient  account balance and advised that they have until the end of the current  calendar  quarter to raise  their  balance to the stated
minimum.  If the account has not reached the minimum balance requirement by that time,  the  Portfolio  may charge a $9 fee for that quarter and each  subsequent calendar  quarter  until the account is brought up to the minimum  balance.  The service  fee will be  deducted  from the  account  during the first week of each calendar quarter for the previous  quarter,  and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

     The  Delaware  REIT Fund also  reserves  the right,  upon 60 days'  written notice,  to involuntarily  redeem accounts that remain under the minimum initial purchase  amount as a result of  redemptions.  An  investor  making the  minimum initial  investment  may  be  subject  to  involuntary  redemption  without  the imposition  of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

     The NASD has adopted amendments to its rules relating to investment company sales  charges.  The Trust and the  Distributor  intend to operate in compliance with these rules.

     Class A Shares are purchased at the offering price which reflects a maximum front-end  sales charge of 5.75%;  however,  lower front-end sales charges apply for larger purchases. See the table in the

                                       71

Prospectus   for  the  Delaware   REIT  Fund's  Class  A,  B,  C  and  R  Shares
(collectively,  the  "Delaware  REIT  Fund  Classes").  Class A Shares  are also subject to annual Rule 12b-1 Plan expenses for the life of the investment.

     Class B Shares are purchased at NAV and are subject to a CDSC of: (i) 4.00%
if shares are  redeemed  within one year of  purchase;  (ii) 3.25% if shares are redeemed  during the second year following  purchase;  (iii) 2.75% if shares are redeemed  during the third  year  following  purchase;  (iv) 2.25% if shares are redeemed during the fourth and fifth years following purchase;  and (v) 1.50% if shares are redeemed during the sixth year following purchase. Class B Shares are also subject to annual Rule 12b-1 Plan  expenses  which are higher than those to which  Class A Shares are subject and are  assessed  against  Class B Shares for approximately eight years after purchase.  See "Automatic  Conversion of Class B
Shares" below.

     Class C Shares  are  purchased  at NAV and are  subject  to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual Rule 12b-1 Plan expenses for the life of the investment  which are equal to those to which Class B Shares are subject.

     Class R Shares are purchased at the NAV per share without the imposition of a front-end or contingent  deferred sales charge.  Class R Shares are subject to annual 12b-1 Plan expenses for the life of the investment.

     Institutional  Class Shares are  purchased at the NAV per share without the imposition of a front-end or contingent deferred sales charge or Rule 12b-1 Plan expenses.  See "Plans Under Rule 12b-1" and "Determining  Offering Price and Net
Asset Value" below.

     The Delaware  REIT Fund's Class A Shares,  Class B Shares,  Class C Shares,
Class R Shares and Institutional Class Shares represent a proportionate interest in The Real  Estate  Investment  Trust  Portfolio's  assets  and will  receive a proportionate  interest in that Portfolio's income,  before  application,  as to
Class A,  Class B,  Class C and  Class R  Shares,  of any  expenses  under  that
Portfolio's Rule 12b-1 Plans.

     Alternative Purchase Arrangements: The alternative purchase arrangements of the Delaware REIT Fund Class A Shares,  Class B Shares and Class C Shares permit investors to choose the method of  purchasing  shares that is most  suitable for their needs given the amount of their  purchase,  the length of time they expect to  hold  their  shares  and  other  relevant  circumstances.  Investors  should determine whether, given their particular circumstances, it is more advantageous to purchase  Class A Shares and incur a front-end  sales  charge and annual Rule
12b-1 Plan  expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares,  or to purchase either Class B or Class C Shares and have the entire  initial  purchase  amount  invested in the Portfolio with the investment thereafter subject to a CDSC and annual Rule 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are  redeemed  within six years of purchase, and Class C Shares are  subject to a CDSC if the shares are  redeemed  within 12 months of  purchase.  Class B and Class C Shares are each subject to annual Rule
12b-1 Plan expenses of up to a maximum of 1.00% (0.25% of which are service fees to be paid to the Distributor,  dealers or others for providing personal service and/or  maintaining  shareholder  accounts)  of average  daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter,  be subject to annual Rule 12b-1 Plan  expenses of up to a maximum of 0.30% of average daily net assets of such shares.  Unlike Class B Shares, Class C Shares do not convert to another Class.

     The higher  Rule 12b-1 Plan  expenses  on Class B Shares and Class C Shares will be  offset to the  extent a return  is  realized  on the  additional  money initially invested upon the purchase of such shares.

                                       72

However,  there  can be no  assurance  as to the  return,  if any,  that will be realized on such additional money. In addition,  the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to
Class C Shares,  investors  should also consider the duration of the annual Rule
12b-1 Plan expenses to which each of the classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

     Class R Shares  have no  front-end  sales  charge and are not  subject to a
CDSC, but incur annual Rule 12b-1 expenses of up to a maximum of 0.60%.  Class A
Shares  generally are not available for purchase by anyone qualified to purchase
Class R Shares.

     In comparing Class B Shares and Class C Shares to Class R Shares, investors should  consider the higher Rule 12b-1 Plan expenses on Class B Shares and Class
C Shares.  Investors  also should  consider  the fact that Class R Shares do not have a front-end sales charge and, unlike Class B Shares and Class C Shares, are not subject to a CDSC. In comparing Class B Shares to Class R Shares,  investors should also  consider  the  duration  of the annual Rule 12b-1 Plan  expenses to which  each of the  class  is  subject  and  the  desirability  of an  automatic conversation feature to Class A Shares (with lower annual Rule 12b-1 Plan fees), which is available  only for Class B Shares and does not subject the investor to a CDSC.

     For the  distribution  and related  services  provided to, and the expenses borne on behalf of, the Delaware REIT Fund Classes,  the  Distributor and others will be paid, in the case of Class A Shares,  from the proceeds of the front-end sales charge and Rule 12b-1 Plan fees, in the case of Class B Shares and Class C
Shares,  from the proceeds of the 12b-1 Plan fees and, if  applicable,  the CDSC incurred upon redemption,  and in the case of Class R Shares,  from the proceeds
of  the  Rule  12b-1  Plan  fees.   Financial  advisors  may  receive  different
compensation  for  selling  Class A Shares,  Class B Shares,  Class C Shares and
Class R Shares. Investors should understand that the purpose and function of the respective  Rule  12b-1  Plans  (including  for  Class R  Shares)  and the CDSCs applicable  to Class B Shares  and  Class C Shares  are the same as those of the
Rule 12b-1 Plan and the front-end  sales charge  applicable to Class A Shares in that  such  fees  and  charges  are  used to  finance  the  distribution  of the respective Classes. See "Plans Under Rule 12b-1."

     Dividends,  if  any,  paid  on the  Delaware  REIT  Fund  Classes  will  be calculated in the same manner,  at the same time and on the same day and will be in the same  amount,  except  that the  additional  amount  of Rule  12b-1  Plan expenses  relating to Class B Shares,  Class C Shares and Class R Shares will be borne exclusively by such shares. See "Determining  Offering Price and Net Asset
Value."

     Class A Shares:  Purchases of $50,000 or more of Delaware REIT Fund Class A
Shares at the offering price carry reduced  front-end  sales charges as shown in the table in the Delaware REIT Fund Classes Prospectus, and may include a series of purchases  over a 13-month  period under a Letter of Intention  signed by the purchaser.  See  "Special  Purchase  Features  - Class A Shares"  below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

     From  time  to  time,  upon  written  notice  to all of  its  dealers,  the
Distributor may hold special  promotions for specified  periods during which the
Distributor may re-allow to dealers up to the full amount of the front-end sales charge.  The  Distributor  should be contacted for further  information on these requirements  as well as the basis and  circumstances  upon which the additional commission will be paid.  Participating dealers may be deemed to have additional responsibilities  under the securities laws.  Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

                                       73

     Dealer's  Commission:  As  described  in the  Delaware  REIT Fund  Classes'
Prospectus,  for initial  purchases of Class A Shares of  $1,000,000  or more, a dealer's commission may be paid by the Distributor to financial advisors through whom such purchases are effected.

     For  accounts  with assets over $1 million,  the dealer  commission  resets annually to the highest  incremental  commission  rate on the anniversary of the first  purchase.  In  determining  a  financial  advisor's  eligibility  for the dealer's  commission,  purchases of Class A Shares of other Delaware Investments
Funds as to which a Limited CDSC applies (see "Contingent  Deferred Sales Charge for Certain  Redemptions  of Class A Shares  purchased at Net Asset Value" under
"Redemption  and  Exchange")  may be aggregated  with those of the Delaware REIT
Fund Class A Shares.  Financial  advisors  also may be  eligible  for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's  Right of Accumulation.  Financial  advisors should contact the  Distributor  concerning the  applicability  and  calculation of the dealer's commission in the case of combined purchases.

     An  exchange  from other  Delaware  Investments  Funds will not qualify for payment of the  dealer's  commission,  unless a dealer's  commission  or similar payment has not been previously paid on the assets being exchanged. The schedule and  program  for payment of the  dealer's  commission  are subject to change or termination at any time by the Distributor at its discretion.

     Contingent Deferred Sales Charge - Class B Shares and Class C Shares: Class
B Shares and Class C Shares of the Delaware  REIT Fund are  purchased  without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above,  and Class C Shares  redeemed within  12 months  of  purchase  may be  subject  to a CDSC of 1.00%.  CDSCs are charged as a percentage  of the dollar  amount  subject to the CDSC.  The charge will be  assessed  on an  amount  equal to the  lesser of the NAV at the time of purchase of the shares being  redeemed or the NAV of those shares at the time of redemption.  No CDSC will be  imposed  on  increases  in NAV  above the  initial purchase  price,  nor will a CDSC be assessed on redemptions of shares  acquired through reinvestment of dividends or capital gains  distributions.  For purposes of this formula,  the "NAV at the time of purchase"  will be the NAV at purchase of Class B Shares or Class C Shares of the  Delaware  REIT  Fund,  even if those shares are later exchanged for shares of another Delaware  Investments  Fund. In the event of an exchange  of the shares,  the "NAV of such shares at the time of redemption"  will be the NAV of the shares that were  acquired in the  exchange.
The Delaware REIT Fund Classes' Prospectus includes information on the instances in which the CDSC is waived.

     During the seventh year after  purchase and,  thereafter,  until  converted automatically  into Class A Shares,  Class B Shares will still be subject to the annual Rule 12b-1 Plan  expenses  of up to 1.00% of average  daily net assets of those shares.  At the end of eight years after purchase,  the investor's Class B
Shares will be automatically converted into Class A Shares of the Portfolio. See
"Automatic  Conversion of Class B Shares" below. Such conversion will constitute a tax-free exchange for federal income tax purposes. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual Rule 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

     In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed  that  shares held for more than six years are  redeemed  first,
followed  by  shares   acquired   through  the   reinvestment  of  dividends  or
distributions,  and finally by shares held longest  during the six-year  period.
With  respect to Class C Shares,  it will be assumed  that  shares held for more than 12 months are  redeemed  first  followed  by shares  acquired  through  the reinvestment  of dividends or  distributions,  and finally by shares held for 12 months or less.

                                       74

     Deferred Sales Charge  Alternative - Class B Shares:  Class B Shares may be
purchased  at NAV without a front-end  sales  charge and, as a result,  the full amount of an investor's  purchase payment will be invested in Portfolio  shares.
The  Distributor  currently  compensates  dealers or brokers for selling Class B
Shares at the time of purchase from its own assets in an amount equal to no more than 5% of the dollar amount  purchased.  In addition,  from time to time,  upon written  notice  to  all  of its  dealers,  the  Distributor  may  hold  special promotions for specified periods during which the Distributor may pay additional compensation  to dealers or brokers  for  selling  Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual Rule
12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

     Proceeds  from the CDSC and the annual Rule 12b-1 Plan fees are paid to the
Distributor  and others for providing  distribution  and related  services,  and bearing related expenses,  in connection with the sale of Class B Shares.  These payments support the compensation paid to dealers or brokers for selling Class B
Shares. Payments to the Distributor and others under the Class B Rule 12b-1 Plan may be in an amount equal to no more than 1.00% annually. The combination of the
CDSC and the  proceeds  of the Rule 12b-1 Plan fees  makes it  possible  for the
Portfolio to sell Class B Shares without  deducting a front-end  sales charge at the time of purchase.

     Holders of Class B Shares who  exercise the  exchange  privilege  described below  will  continue  to be  subject  to the CDSC  schedule  for Class B Shares described  in this Part B, even after the  exchange.  Such CDSC  schedule may be higher  than the CDSC  schedule  for Class B Shares  acquired as a result of the exchange. See "Redemption and Exchange" below.

     Automatic Conversion of Class B Shares: Class B Shares of the Delaware REIT
Fund,  other than shares acquired  through  reinvestment of dividends,  held for eight years after  purchase are eligible for automatic  conversion  into Class A
Shares.  Conversions  of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day or next business day of March, June,
September and December (each, a "Conversion  Date").  If the eighth  anniversary after a purchase of Class B Shares falls on a  Conversion  Date,  an  investor's
Class B Shares will be converted on that date. If the eighth  anniversary occurs between  Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such  anniversary.  Consequently,  if a shareholder's eighth  anniversary  falls on the day after a Conversion  Date, that shareholder will have to hold Class B Shares for as long as three  additional  months  after the eighth anniversary of purchase before the shares will automatically  convert into Class A Shares.

     Class B Shares of the Delaware REIT Fund acquired through a reinvestment of dividends will convert to Class A Shares of the Delaware REIT Fund pro-rata with
Class B Shares not acquired through dividend reinvestment.

     All such automatic  conversions of Class B Shares will constitute  tax-free exchanges for federal income tax purposes.

     Level Sales Charge  Alternative:  Class C Shares of the Delaware  REIT Fund
may be purchased at NAV without a front-end  sales charge and, as a result,  the full amount of the investor's  purchase payment will be invested in Fund shares.
The  Distributor  currently  compensates  dealers or brokers for selling Class C
Shares at the time of purchase from its own assets in an amount equal to no more than 1.00% of the dollar amount  purchased.  As discussed below,  Class C Shares are subject to annual Rule 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

     Proceeds  from the CDSC and the annual Rule 12b-1 Plan fees are paid to the
Distributor  and others for providing  distribution  and related  services,  and bearing related expenses, in connection with the

                                       75

sale of Class C Shares.  These payments support the compensation paid to dealers or brokers for selling Class C Shares.  Payments to the  Distributor  and others under the  Class C Rule  12b-1  Plan may be in an  amount  equal to no more than
1.00% annually.

     Holders of Class C Shares who  exercise the  exchange  privilege  described below will continue to be subject to the CDSC  schedule for Class C Shares.  See
"Redemption and Exchange" below.

     Plans  under Rule 12b-1:  Pursuant  to Rule 12b-1  under the 1940 Act,  the
Trust has  adopted a separate  plan for each of the Class A Shares,  the Class B
Shares,  the Class C Shares  and the Class R Shares of  Delaware  REIT Fund (the
"Plans").   Each  Plan  permits  the  relevant  Portfolio  to  pay  for  certain distribution, promotional and related expenses involved in the marketing of only the Class to which the Plan applies. The Plans do not apply to the Institutional
Class or Portfolio Class Shares. Such shares are not included in calculating the
Plans'  fees  and the  Plans  are not used to  assist  in the  distribution  and marketing  of shares  of the  Institutional  Class or  Portfolio  Class  Shares.
Shareholders of the Institutional  Class and Portfolio Class Shares may not vote on matters affecting the Plans.

     The Plans  permit each of the  Delaware  REIT Fund  Classes,  pursuant to a
Distribution Agreement, to pay out of the assets of the applicable class monthly fees to the  Distributor  for its  services  and  expenses in  distributing  and promoting  sales of shares of such class.  These expenses  include,  among other
things,  preparing  and  distributing   advertisements,   sales  literature  and
prospectuses  and  reports  used for  sales  purposes,  compensating  sales  and marketing personnel,  and paying distribution and maintenance fees to securities brokers,  dealers and others who enter into agreements with the Distributor.  In connection  with the promotion of shares of the Delaware REIT Fund Classes,  the
Distributor  may,  from time to time,  pay to  participate  in  dealer-sponsored seminars  and  conferences,  and  reimburse  dealers  for  expenses  incurred in
connection  with  pre-approved  seminars,   conferences  and  advertising.   The
Distributor  may pay or allow  additional  promotional  incentives to dealers as part of pre-approved  sales contests and/or to deales who provide extra training and information concerning a Class and increase sales of the Class.

     In addition,  the  Portfolio may make payments out of the assets of Class A
Shares,  Class B Shares,  Class C Shares  and Class R Shares  directly  to other unaffiliated  parties,  such as banks,  who  either aid in the  distribution  of shares of, or provide services to, such classes.  The Plan expenses  relating to
Class B  Shares,  Class C Shares  and  Class R Shares  are also  used to pay the
Distributor  for advancing out of the  Distributor's  own assets the  commission costs to dealers with respect to the initial sale of such shares.

     The maximum  aggregate  fee payable by the  Delaware  REIT Fund of The Real
Estate Investment Trust Portfolio under the Plans, and the related  Distribution
Agreements,  is on an annual basis up to 0.30% of Class A Shares'  average daily net  assets  for the year of Class A  Shares,  up to 1.00%  (0.25%  of which are service  fees to be paid to the  Distributor,  dealers and others for  providing personal  service and/or  maintaining  shareholder  accounts) of each of Class B
Shares'  and Class C Shares'  average  daily net  assets  for the year and up to
0.60% of Class R Shares'  average  daily net  assets for the year.  The  Trust's
Board of Trustees  may reduce the amounts  payable  under each Plan at any time.
Pursuant to Board action, the maximum aggregate fee currently payable by Class A
Shares is 0.25%.

     While payments  pursuant to the Plans may not exceed the foregoing  amounts with respect to the Delaware REIT Fund  Classes,  the Plans do not limit fees to amounts actually expended by the Distributor.  It is therefore possible that the
Distributor  may  realize  a  profit  in  any  particular  year.  However,   the
Distributor  currently expects that its distribution  expenses will likely equal or exceed payments to it under the Plans.  The Distributor may,  however,  incur such additional  expenses and make  additional  payments to dealers from its own resources  to  promote  the  distribution  of shares of the  Delaware  REIT Fund
Classes. The monthly fees paid to the Distributor under the Plans are subject to the

                                       76

review and approval of the Trust's Independent Trustees, who may reduce the fees or terminate the Plans at any time.

     All of the distribution  and service  expenses  incurred by the Distributor and others,  such as  broker/dealers,  in excess of the amount paid on behalf of
Class A Shares, Class B Shares, Class C Shares and Class R Shares would be borne by such persons without any reimbursement from such Classes. Consistent with the requirements  of Rule  12b-1(h)  under the 1940 Act, and subject to seeking best price and  execution,  the Classes may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

     From time to time, the Distributor may pay additional  amounts from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

     The Plans and the  Distribution  Agreements have been approved by the Board of Trustees of the Trust,  including a majority of the Independent  Trustees who have no direct or indirect  financial  interest in the Plans or the Distribution
Agreements,  by vote cast in person at a meeting  duly called for the purpose of voting  on the  Plans  and such  Agreements.  Continuation  of the Plans and the
Distribution  Agreements,  as amended, must be approved annually by the Board of
Trustees in the same manner, as specified below.

     Each year, the Board of Trustees must determine whether continuation of the
Plans is in the best interest of  shareholders of the Delaware REIT Fund Classes and that there is a reasonable  likelihood  of each Plan  providing a benefit to its respective Class. The Plans and the Distribution  Agreement, as amended, may be  terminated  at any time  without  penalty by a majority  of the  Independent
Trustees who have no direct or indirect  financial  interest in the Plans or the
Distribution  Agreements,  or by a  majority  vote  of  the  outstanding  voting securities  of the relevant  Class.  Any  amendment  materially  increasing  the maximum  percentage  payable  under the Plans must  likewise  be  approved  by a majority vote of the  outstanding  voting  securities of the relevant  Class, as well as by a majority  vote of the  Independent  Trustees  who have no direct or indirect  financial  interest  in the  Plans or  Distribution  Agreements.  With respect to the Class A Plan,  any  material  increase in the maximum  percentage payable thereunder must also be approved by a majority of the outstanding voting securities  of the Class B Shares.  Also,  any other  material  amendment to the
Plans must be approved by a majority  vote of the Trustees  including a majority of the Independent Trustees who have no direct or indirect financial interest in the Plans or  Distribution  Agreements.  In addition,  in order for the Plans to remain effective,  the selection and nomination of Independent  Trustees must be effected by the Trustees who are themselves Independent Trustees and who have no direct or indirect financial  interest in the Plans or Distribution  Agreements.
Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.

     For the fiscal year ended October 31, 2005, the payments from Delaware REIT
Fund Class A, Class B, Class C and Class R Shares,  pursuant to their respective
Rule 12b-1  Plans,  amounted to  $1,349,782,  $826,221,  $751,330  and  $17,988, respectively. Such amounts were used for the following purposes:

                                  Delaware     Delaware    Delaware    Delaware
                                 REIT Fund    REIT Fund   REIT Fund   REIT Fund
                                  A Class      B Class     C Class     R Class
Advertising                          -            -           -           -
Annual/Semi-Annual Reports           -         $1,429       $1,325      $214
Broker Trails                    $1,349,782   $205,944     $540,115    $15,011
Broker Sales Charges                 -        $469,829     $92,346        -

                                       77

Dealer Service Expenses              -            -           -           -
Interest on Broker Sales Charges     -         $79,849     $15,636        -
Commissions to Wholesalers           -            -         $5,573        -
Promotional-Broker Meetings          -            -           -           -
Promotional-Other                    -         $2,246       $1,988       $2
Prospectus Printing (to other        -         $1,675       $1,541      $211
 than current shareholders)
Telephone                            -            -           -           -
Wholesaler Expenses                  -         $65,249     $92,806     $2,550
Other                                -            -           -           -

     Other Payments to Dealers - Delaware REIT Fund Classes:  From time to time, at the  discretion  of the  Distributor,  all  registered  broker/dealers  whose aggregate  sales of shares of the  Delaware  REIT Fund  Classes  exceed  certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales.  The  Distributor may also provide additional  promotional incentives or payments to dealers that sell shares of the Delaware Investments Funds. In some instances, these incentives or payments may be offered only to certain  dealers who maintain,  have sold or may sell certain  amounts of shares.  The  Distributor may also pay a portion of the expense of  pre-approved  dealer  advertisements  promoting the sale of Delaware
Investments Fund shares.

     Buying Class A Shares at Net Asset Value:  The Delaware  REIT Fund Classes'
Prospectus  sets forth the  categories  of investors  who may  purchase  Class A
Shares at NAV.  This section  provides  additional  information  regarding  this privilege.  The Fund must be  notified  in advance  that a trade  qualifies  for purchase at NAV.

     As  disclosed  in the  Prospectus,  certain  retirement  plans that contain certain  legacy  retirement  assets may make purchases of Class A shares at NAV.
The requirements are as follows:

     o The purchase must be made by a group  retirement plan (excluding  defined benefit  plans)  (a)  that  purchased  Class A shares  prior to a  recordkeeping transition  period  from  August  2004 to  October  2004 and (b)  where the plan participants  records were maintained on Retirement  Financial Services,  Inc.'s
("RFS")  proprietary  recordkeeping  system,  provided  that the plan (i) has in excess of  $500,000 of plan  assets  invested in Class A Shares of the  Delaware
Investments Funds and any stable value account available to investment  advisory clients of the Manager or its  affiliates;  or (ii) is  sponsored by an employer that has at any point after May 1, 1997 had more than 100  employees  while such plan has held Class A Shares of a Delaware  Investments  Fund and such  employer has properly  represented to, and received written confirmation back from RFS in writing that it has the  requisite  number of employees.  See "Group  Investment
Plans" below for information regarding the applicability of the Limited CDSC.

     o The purchase must be made by any group retirement plan (excluding defined benefit  pension plans) that purchased Class A shares prior to an August 2004 to
October 2004  recordkeeping  transition  period and purchased  shares  through a retirement  plan  alliance  program,  provided  that RFS was the  sponsor of the alliance  program or had a product  participation  agreement with the sponsor of the alliance program.

     As disclosed in the Delaware REIT Fund Classes'  Prospectus  certain legacy bank  sponsored  retirement  plans may make  purchases of Class A shares at NAV.
These  purchases may be made by bank sponsored  retirement  plans that held, but are no longer eligible to purchase, Institutional Class Shares or interests in a collective trust as a result of a change in distribution arrangements.

                                       78

     Allied  Plans:  Class A Shares of the Delaware  REIT Fund are available for purchase by participants in certain 401(k) Defined  Contribution  Plans ("Allied
Plans") which are made  available  under a joint venture  agreement  between the
Distributor and another  institution through which mutual funds are marketed and which allow  investments  in Class A Shares of designated  Delaware  Investments
Funds  ("eligible  Delaware  Investments  fund  shares"),  as well as  shares of designated  classes of non-Delaware  Investments  Funds ("eligible  non-Delaware
Investments  fund  shares").  Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

     With respect to purchases made in connection with an Allied Plan, the value of eligible  Delaware  Investments and eligible  non-Delaware  Investments  fund shares  held by the Allied Plan may be  combined  with the dollar  amount of new purchases  by that Allied  Plan to obtain a reduced  front-end  sales  charge on additional purchases of eligible Delaware Investments fund shares. See "Combined
Purchases Privilege" below.

     Participants  in Allied Plans may  exchange  all or part of their  eligible
Delaware  Investments fund shares for other eligible  Delaware  Investments fund shares or for  eligible  non-Delaware  Investments  fund  shares at NAV  without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware  Investments,  which were not subject to a front end sales charge,  will be subject to the applicable  sales charge if exchanged for eligible Delaware  Investments fund shares to which a sales charge applies.  No sales charge will apply if the eligible fund shares were previously acquired  through the  exchange of eligible  shares on which a sales  charge was already  paid or through  the  reinvestment  of  dividends.  See  "Investing  by
Exchange" below.

     A dealer's  commission  may be payable on  purchases  of eligible  Delaware
Investments  fund  shares  under an Allied  Plan.  In  determining  a  financial advisor's  eligibility  for a dealer's  commission  on NAV purchases of eligible
Delaware   Investments   fund  shares  in  connection  with  Allied  Plans,  all
participant holdings in the Allied Plan will be aggregated. See "Class A Shares"
above.

     The Limited CDSC is applicable  to  redemptions  of NAV  purchases  from an
Allied Plan on which a dealer's commission has been paid. Waivers of the Limited
CDSC,  as described  in the Delaware  REIT Fund  Classes'  Prospectus,  apply to redemptions  by  participants  in Allied  Plans  except in the case of exchanges between eligible Delaware Investments and non-Delaware  Investments fund shares.
When  eligible  Delaware  Investments  fund shares are  exchanged  into eligible non-Delaware  Investments  fund shares,  the Limited CDSC will be imposed at the time of the exchange,  unless the joint  venture  agreement  specifies  that the amount of the  Limited  CDSC will be paid by the  financial  advisor  or selling dealer. See "Contingent Deferred Sales Charge for Certain Redemptions of Class A
Shares Purchased at Net Asset Value" under "Redemption and Exchange" below.

     Letter of Intention:  The reduced  front-end sales charges  described above with respect to Class A Shares of the Delaware REIT Fund are also  applicable to the  aggregate  amount  of  purchases  made  by any  such  purchaser  previously enumerated  within a 13-month  period  pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the  signer or the Trust,  which  provides  for the  holding in escrow by the
Transfer  Agent,  of 5% of the  total  amount of Class A Shares  intended  to be purchased until such purchase is completed  within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the  Letter  is  signed.  The  13-month  period  begins  on the date of the earliest purchase. If the intended investment is not completed,  except as noted
below,  the  purchaser  will be asked to pay an amount  equal to the  difference between the  front-end  sales charge on Class A Shares  purchased at the reduced rate and the  front-end  sales charge  otherwise  applicable to the total shares purchased.  If such payment is not made within 20 days  following the expiration of the 13-month period,  the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference.  Those purchasers may

                                       79

include the value (at offering price at the level  designated in their Letter of
Intention)  of all  Classes  of  shares of the  Delaware  REIT Fund and of other
Delaware Investments Funds previously purchased and still held as of the date of their  Letter of  Intention  toward the  completion  of such  Letter,  except as described  below.  Those  purchasers  cannot include shares that did not carry a front-end  sales  charge,  CDSC or Limited CDSC,  unless the purchaser  acquired those shares through an exchange from a Delaware Investments Fund that did carry a front-end sales charge, CDSC or Limited CDSC.

     Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced  front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention  will be determined and accepted by the Transfer Agent at the point of plan  establishment.  The level and any  reduction in front-end  sales charge will be based on actual plan  participation  and the  projected  investments  in
Delaware  Investments Funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period.  The Transfer Agent reserves the right to adjust the signed Letter of Intention  based on this  acceptance  criteria.  The
13-month  period will begin on the date this Letter of  Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not  fulfilled  within the  13-month  period,  the plan  level will be  adjusted
(without completing another Letter of Intention) and the employer will be billed for the  difference in front-end  sales charges due,  based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level  designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end  sales  charge,  CDSC or
Limited  CDSC of any class.  Class B Shares and Class C Shares of the  Portfolio and other Delaware Investments Funds which offer corresponding classes of shares may also be aggregated for this purpose.

     Combined  Purchases  Privilege:  When you determine the availability of the reduced front-end sales charges on Class A Shares of the Delaware REIT Fund, you can include,  subject to the exceptions described below, the total amount of any
Class  of  shares  you own of the  Delaware  REIT  Fund and all  other  Delaware
Investments Funds. In addition,  if you are an investment advisory client of the
Manager's  affiliates,  you may include assets held in a stable value account in the total amount.  However,  you cannot  include  mutual fund shares that do not carry a front-end sales charge,  CDSC or Limited CDSC, unless you acquired those shares  through an exchange  from a Delaware  Investments  Fund that did carry a front-end sales charge, CDSC or Limited CDSC.

     The  privilege  also  extends  to all  purchases  made  at one  time  by an individual; or an individual,  his or her spouse and their children under 21; or
a trustee or other  fiduciary  of trust  estates or  fiduciary  accounts for the benefit of such family members (including certain employee benefit programs).

     Right of  Accumulation:  When you determine the availability of the reduced front-end  sales  charges  on Class A Shares,  you can  include,  subject to the exceptions  described  below, the total amount of any Class of shares you own of the Delaware REIT Fund and all other Delaware  Investments Funds.  However,  you cannot  include  mutual fund shares that do not carry a front-end  sales charge,
CDSC or Limited CDSC, unless you acquire those shares through an exchange from a
Delaware  Investments  Fund that did carry a  front-end  sales  charge,  CDSC or
Limited CDSC. If, for example,  any such purchaser has previously  purchased and still holds Class A Shares and/or  shares of any other of the classes  described in the  previous  sentence  with a value of $10,000 and  subsequently  purchases
$40,000 at offering  price of  additional  shares of Class A Shares,  the charge applicable to the $10,000  purchase would currently be 4.75%. For the purpose of this  calculation,  the  shares  presently  held  shall be valued at the  public offering  price  that  would  have  been in  effect  were the  shares  purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares in the Delaware REIT Fund

                                       80

Classes'  Prospectus to determine the applicability of the Right of Accumulation to their particular circumstances.

     12-Month  Reinvestment  Privilege:  Holders  of Class A Shares  and Class B
Shares of the Delaware REIT Fund (and of the Institutional  Class holding shares which  were  acquired  through  an  exchange  from  one  of the  other  Delaware
Investments  Funds offered with a front-end sales charge) who redeem such shares have one  year  from the date of  redemption  to  reinvest  all or part of their redemption  proceeds in the same Class of the Delaware  REIT Fund or in the same
Class of any of the other  Delaware  Investments  Funds.  In the case of Class A
Shares,  the  reinvestment  will not be assessed a front-end sales charge and in the case of Class B Shares,  the  amount of the CDSC  previously  charged on the redemption  will be  reimbursed by the  Distributor.  The  reinvestment  will be subject to applicable  eligibility and minimum purchase requirements and must be in states  where  shares of such  other  funds  may be sold.  This  reinvestment privilege  does not extend to Class A Shares where the  redemption of the shares triggered the payment of a Limited CDSC. Persons investing  redemption  proceeds from direct  investments in the Delaware  Investments  Funds,  offered without a front-end sales charge will be required to pay the applicable  sales charge when purchasing  Class A Shares.  The  reinvestment  privilege  does not  extend to a redemption of Class C Shares.

     Any such  reinvestment  cannot  exceed the  redemption  proceeds  (plus any amount necessary to purchase a full share). The reinvestment will be made at the
NAV next  determined  after  receipt of the  remittance.  In the case of Class B
Shares,  the time that the  previous  investment  was held will be  included  in determining  any applicable  CDSC due upon  redemptions as well as the automatic conversion into Class A Shares.

     A  redemption  and  reinvestment  of Class B Shares  could have  income tax consequences.  Shareholders  will receive from the Distributor the amount of the
CDSC paid at the time of redemption as part of the reinvested shares,  which may be  treated  as a  capital  gain  to the  shareholder  for tax  purposes.  It is recommended that a tax advisor be consulted with respect to such transactions.

     Any  reinvestment  directed  to a  Delaware  Investments  Fund in which the investor  does not then have an account will be treated  like all other  initial purchases of such Fund's  shares.  Consequently,  an investor  should obtain and read  carefully the  prospectus for the fund in which the investment is intended to be made before  investing or sending  money.  The  prospectus  contains  more complete information about the fund, including charges and expenses.

     Investors  should consult their  financial  advisors or the Transfer Agent, which also serves as the Delaware REIT Fund's shareholder servicing agent, about the  applicability  of the Class A Limited CDSC in connection  with the features described above.

     Group  Investment  Plans:  Group Investment Plans which are not eligible to purchase  shares of the  Institutional  Class may also  benefit from the reduced front-end  sales  charges for  investments  in Class A Shares  described  in the
Delaware REIT Fund Classes' Prospectus, based on total plan assets. If a company has more than one plan  investing in the Delaware  Investments  Funds,  then the total amount  invested in all plans would be used in determining  the applicable
front-end  sales  charge   reduction  upon  each  purchase,   both  initial  and
subsequent,  upon notification to the Delaware REIT Fund in which the investment is being made at the time of each such purchase. Employees participating in such
Group  Investment  Plans may also  combine  the  investments  made in their plan account when  determining the applicable  front-end sales charge on purchases to non-retirement  Delaware  Investments  investment accounts if they so notify the
Delaware REIT Fund in which they are investing in connection with each purchase.
See "Retirement  Plans" under  "Investments  Plans" below for information  about retirement plans.

                                       81

     The  Limited  CDSC  is  generally  applicable  to  any  redemptions  of NAV purchases  made  on  behalf  of a group  retirement  plan  on  which a  dealer's commission  has  been  paid  only  if such  redemption  is  made  pursuant  to a withdrawal of the entire plan from a Delaware  Investments Fund. See "Contingent
Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net
Asset Value" under "Redemption and Exchange." Notwithstanding the foregoing, the
Limited  CDSC for Class A Shares on which a  dealer's  commission  has been paid will  be  waived  in  connection  with  redemptions  by  certain  group  defined contribution  retirement  plans that purchase  shares through a retirement  plan alliance  program which requires that shares will be available at NAV,  provided that,  RFS  either  was the  sponsor  of the  alliance  program or had a product participation  agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

     Availability of Class R Shares: Class R Shares generally are available only
to:  (i)  qualified  and  non-qualified  plan  shareholders   covering  multiple
employees  (including 401(k),  401(a),  457, and non-custodial  403(b) plans, as well as other  non-qualified  deferred  compensation  plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on Delaware's  retirement  recordkeeping  system that are offering R Class Shares to participants.

     Availability  of  Institutional  Class:  The  Institutional  Class  of  the
Delaware REIT Fund is generally  available for purchase only by: (i)  retirement plans  introduced  by persons not  associated  with  brokers or dealers that are primarily  engaged in the retail  securities  business and  rollover  individual retirement  accounts from such plans; (ii) tax-exempt  employee benefit plans of the investment  advisor or its  affiliates  and  securities  dealer firms with a selling agreement with the Distributor; (iii) institutional advisory accounts of the investment  advisor or its affiliates and those having client  relationships with Delaware  Investment  Advisors,  an affiliate of the investment advisor, or its other affiliates and their corporate  sponsors,  as well as subsidiaries and related employee benefit plans and rollover individual  retirement accounts from such  institutional  advisory  accounts;  (iv) a bank, trust company and similar financial  institution,  including mutual funds managed by the Manager investing for its own  account  or for the  account of its trust  customers  for whom such financial  institution is exercising  investment discretion in purchasing shares of the Class,  except where the  investment  is part of a program that  requires payment to the financial  institution  of a Rule 12b-1 Plan fee; (v)  registered investment  advisors  investing  on behalf of  clients  that  consist  solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to  the  advisor  for  investment  purposes,  but  only  if the  advisor  is not affiliated or associated  with a broker or dealer and derives  compensation  for its  services  exclusively  from its clients for such  advisory  services;  (vi)
certain plans qualified under Section 529 of the Internal Revenue Code for which
Delaware Service Company,  Inc., the Distributor,  or the Manager or one or more
of  their  affiliates   provide  record  keeping,   administrative,   investment
management,  marketing, distribution or similar services ("Eligible 529 Plans");
and (vii)  programs  sponsored by financial  intermediaries  where such programs require the purchase of Institutional Class Shares.

                                INVESTMENT PLANS

     The  following  investment  plans  apply  only to the  Delaware  REIT  Fund
Classes.

Reinvestment Plan/Open Account
     Unless otherwise designated by shareholders in writing,  dividends from net investment income and distributions from realized  securities profits or returns of capital, if any, will be automatically reinvested in additional shares of the respective  Class A, B or C Shares in which an investor has an account (based on the  NAV in  effect  on the  reinvestment  date)  and  will be  credited  to the shareholder's

                                       82

account on that date. All dividends and  distributions  on  Institutional  Class
Shares are  reinvested  in the accounts of the holders of such shares  (based on the NAV in effect on the  reinvestment  date). A  confirmation  of each dividend payment from net investment income will be mailed to shareholders  quarterly.  A confirmation  of any  distributions  from  realized  securities  profits will be mailed to shareholders in the first quarter of the next fiscal year.

     Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and  fractional  shares to their plan  accounts at any time either  through their  investment  dealers or by sending a check to the specific  Class in which shares  are  being  purchased.  Such  purchases,  which  must  meet the  minimum subsequent purchase  requirements set forth in the Prospectuses and this Part B, are made for  Class A Shares  at the  public  offering  price,  and for  Class B
Shares,  Class C Shares,  Institutional  Class  Shares and Class R Shares at the
NAV, at the end of the day of receipt.  A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Investments Funds
     Subject to applicable eligibility and minimum initial purchase requirements and the limitations  set forth below,  holders of the Delaware REIT Fund Classes may automatically  reinvest  dividends and/or  distributions in any of the other
Delaware  Investments  Funds,  including the Delaware REIT Fund, in states where their  shares  may be  sold.  Such  investments  will be at NAV at the  close of business on the reinvestment  date without any front-end sales charge or service fee. The  shareholder  must notify the  Transfer  Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to the Delaware REIT Fund in which the  investor  does not then  have an  account  will be  treated  like all other initial purchases of the Portfolio's  shares.  Consequently,  an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money.  The prospectus  contains more complete information about the fund, including charges and expenses.

     Subject to the following  limitations,  dividends and/or distributions from other Delaware  Investments Funds may be invested in shares of the Delaware REIT
Fund,  provided an account has been  established.  Dividends from Class A Shares may not be  directed  to  Class B  Shares,  Class B Shares  or  Class R  Shares.
Dividends  from Class B Shares may only be  directed to other Class B Shares and dividends  from Class C Shares may only be  directed to other Class C Shares and dividends from Class R Shares may only be directed to other Class R Shares.

     Capital  gains  and/or  dividend  distributions  for  participants  in  the following  retirement plans are automatically  reinvested into the same Delaware
Investments Fund in which their investments are held: SAR/SEP,  SEP/IRA,  SIMPLE
IRA,  SIMPLE 401(k),  Profit Sharing and Money  Purchase  Pension Plans,  401(k)
Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

Investing by Exchange
     If you have an investment in another  Delaware  Investments  Fund,  you may write and authorize an exchange of part or all of your investment into shares of the Delaware  REIT Fund.  If you wish to open an account by  exchange,  call the
Shareholder  Service Center for more  information.  All exchanges are subject to the eligibility and minimum purchase requirements set forth in the Delaware REIT
Fund Classes' Prospectus.  See "Redemption and Exchange" below for more complete information concerning your exchange privileges.

Investing proceeds from Eligible 529 Plans
     The proceeds of a  withdrawal  from an Eligible 529 Plan which are directly reinvested in a substantially  similar class of the Delaware  Investments Family of Funds will qualify for treatment as if

                                       83

such  proceeds  had  been  exchanged  from  another  Fund  within  the  Delaware
Investments  Family of Funds rather than transferred from the Eligible 529 Plan, as described under  "INVESTMENT PLANS - Investing by Exchange." The treatment of your  redemption  proceeds from an Eligible 529 Plan described in this paragraph does not apply if you take  possession  of the  proceeds of the  withdrawal  and subsequently  reinvest them (i.e.,  the transfer is not made directly).  Similar benefits may also be extended to direct  transfers from a substantially  similar class of the Delaware Investments Family of Funds into an Eligible 529 Plan.

Investing by Electronic Fund Transfer
     Direct Deposit  Purchase Plan:  Investors may arrange for the Delaware REIT
Fund to accept for investment in Class A Shares,  Class B Shares, Class C Shares
or Class R Shares, through an agent bank,  pre-authorized  government or private recurring  payments.  This method of investment assures the timely credit to the shareholder's account of payments such as social security,  veterans' pension or compensation benefits,  federal salaries,  Railroad Retirement benefits, private payroll  checks,  dividends,  and disability or pension fund  benefits.  It also eliminates the possibility and inconvenience of lost, stolen and delayed checks.

     Automatic  Investing Plan:  Shareholders of Class A Shares,  Class B Shares
and Class C Shares may make automatic  investments by  authorizing,  in advance, monthly or quarterly  payments  directly from their checking account for deposit into their Portfolio account.  This type of investment will be handled in either of the following ways: (i) if the shareholder's bank is a member of the National
Automated  Clearing  House  Association  ("NACHA"),  the amount of the  periodic investment will be  electronically  deducted from his or her checking account by
Electronic Fund Transfer  ("EFT") and such checking account will reflect a debit although  no check is  required  to  initiate  the  transaction;  or (ii) if the shareholder's  bank  is not a  member  of  NACHA,  deductions  will  be  made by
pre-authorized   checks,  known  as  Depository  Transfer  Checks.   Should  the
shareholder's  bank  become  a  member  of  NACHA  in  the  future,  his  or her investments would be handled electronically through EFT.

     This  option is not  available  to  participants  in the  following  plans:
SAR/SEP,  SEP/IRA,  SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase
Pension Plans,  401(k) Defined  Contribution Plans, or 403(b)(7) or 457 Deferred
Compensation Plans.

                                      * * *

     Minimum Initial/Subsequent Investments by Electronic Fund Transfer: Initial
investments  under the Direct Deposit Purchase Plan and the Automatic  Investing
Plan must be for $250 or more and subsequent  investments  under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete  an  authorization  form.  Either  service can be  discontinued  by the shareholder at any time without penalty by giving written notice.

     Payments  to the  Delaware  REIT Fund from the  federal  government  or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise.
Any such payments are subject to  reclamation  by the federal  government or its agencies.  Similarly,  under  certain  circumstances,  investments  from private sources may be subject to reclamation by the transmitting  bank. In the event of a  reclamation,  the Delaware REIT Fund may liquidate  sufficient  shares from a shareholder's  account to reimburse the government or the private source. In the
event  there  are  insufficient  shares  in  the  shareholder's   account,   the
shareholder is expected to reimburse the Delaware REIT Fund.

                                       84

Direct Deposit Purchases by Mail
     Shareholders  may authorize a third party,  such as a bank or employer,  to make  investments  directly to their Delaware REIT Fund  accounts.  The Delaware
REIT Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments,  by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the
Trust for proper instructions.

MoneyLine(SM) On Demand
     You or your  investment  dealer may request  purchases  of Class A, B and C
Shares of the Delaware REIT Fund by phone using  MoneyLine(SM)  On Demand.  When you  authorize  the Delaware  REIT Fund to accept such requests from you or your investment  dealer,  funds will be  withdrawn  from (for share  purchases)  your pre-designated bank account.  Your request will be processed the same day if you call prior to 4 p.m.,  Eastern time.  There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions.

     It may take up to four business days for the  transactions to be completed.
You can initiate this service by completing  an Account  Services  form. If your name and address are not identical to the name and address on your Delaware REIT
Fund account,  you must have your signature  guaranteed.  The Delaware REIT Fund does not charge a fee for this service; however, your bank may charge a fee.

Wealth Builder Option
     Shareholders  can use the  Wealth  Builder  Option to invest in the Class A
Shares,  Class B Shares and C Shares of the Delaware  REIT Fund through  regular liquidations  of shares in their accounts in other Delaware  Investments  Funds.
Shareholders  of the Class A, B and C Shares  may elect to invest in one or more of the other Delaware Investments Funds through the Wealth Builder Option. If in connection  with the election of the Wealth Builder  Option,  you wish to open a new account to receive the automatic investment,  such new account must meet the minimum initial  purchase  requirements  described in the prospectus of the fund that you  select.  All  investments  under  this  option are  exchanges  and are therefore  subject to the same  conditions and  limitations  as other  exchanges noted above.

     Under this automatic  exchange program,  shareholders can authorize regular monthly  investments  (minimum  of $100 per fund) to be  liquidated  from  their account  and  invested  automatically  into other  Delaware  Investments  Funds, subject to the  conditions and  limitations  set forth in the Delaware REIT Fund
Classes'  Prospectus.  The investment will be made on the 20th day of each month
(or, if the fund  selected is not open that day, the next  business  day) at the public offering price or NAV, as applicable, of the fund selected on the date of investment.  No  investment  will be made  for any  month  if the  value  of the shareholder's account is less than the amount specified for investment.

     Periodic  investment  through  the Wealth  Builder  Option  does not insure profits  or  protect  against  losses in a  declining  market.  The price of the
Delaware Investments Fund into which investments are made could fluctuate. Since this program  involves  continuous  investment  regardless  of such  fluctuating value,  investors  selecting this option should consider their financial ability to continue to  participate  in the  program  through  periods of low Fund share prices.  This  program  involves  automatic  exchanges  between two or more Fund accounts  and is  treated  as a  purchase  of  shares  of the  fund  into  which investments  are made through the program.  See  "Redemption and Exchange" below for a brief  summary of the tax  consequences  of  exchanges.  Shareholders  can terminate  their  participation  in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

     This  option is not  available  to  participants  in the  following  plans:
SAR/SEP,  SEP/IRA,  SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase
Pension  Plans and  401(k),  403(b)(7)  or 457 Plans.  This  option  also is not available to shareholders of the Institutional Class.

                                       85

Asset Planner
     The Funds previously  offered the Asset Planner asset  allocation  service.
This  service is no longer  offered for the Funds.  Please call the  Shareholder
Service  Center  at (800)  523-1918  if you have any  questions  regarding  this service.

Retirement Plans
     An investment  in the Delaware  REIT Fund may be suitable for  tax-deferred retirement  plans,  such as: Profit  Sharing or Money  Purchase  Pension  Plans,
Individual Retirement Accounts ("IRAs"), Roth IRAs, SEP/IRAs,  SAR/SEPs,  401(k)
plans,  403(b)(7) plans, 457 plans, SIMPLE IRAs and SIMPLE 401(k)s. In addition, the  Fund  may be  suitable  for use in  Coverdell  Education  Savings  Accounts
("Coverdell  ESAs").  For further details  concerning  these plans and accounts, including applications,  contact your investment advisor or the Distributor.  To determine  whether the benefits of a tax-sheltered  retirement plan or Coverdell
ESA are available and/or appropriate, you should consult with a tax adviser.

     Class B Shares are  available  only through IRAs,  SIMPLE IRAs,  Roth IRAs,
Coverdell ESAs, SEP/IRAs,  SAR/IRAs, 403(b)(7) plans and 457 Plans. The CDSC may be waived on certain  redemptions of Class B Shares and Class C Shares.  See the
Delaware REIT Fund Classes'  Prospectus for a list of the instances in which the
CDSC is waived.

     Purchases of Class B Shares are subject to a maximum purchase limitation of
$100,000 for retirement plans.  Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans.  The maximum  purchase  limitations apply only to the initial purchase of shares by the retirement plan.

     Minimum investment  limitations  generally applicable to other investors do not apply to  retirement  plans  other than IRAs,  for which  there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected.  Retirement plans may be subject to plan  establishment fees, annual maintenance fees and/or other  administrative or trustee fees. Fees are based upon the number of  participants  in the plan as well as the  services selected.  Additional  information  about fees is  included in  retirement  plan materials.  Fees are quoted upon request.  Annual maintenance fees may be shared by Delaware  Management Trust Company,  the Transfer Agent,  other affiliates of the Manager and others that provide services to such Plans.

     Certain  shareholder  investment  services available to non-retirement plan shareholders  may not be  available to  retirement  plan  shareholders.  Certain retirement  plans may  qualify to  purchase  shares of the  Institutional  Class
Shares.  See  "Availability  of  Institutional  Class Shares"  under above.  For additional information on any of the plans and Delaware Investments'  retirement services, call the Shareholder Service Center telephone number.

     Taxable distributions from retirement plans may be subject to withholding.

                 DETERMINING OFFERING PRICE AND NET ASSET VALUE

The Real Estate  Investment Trust Portfolio Class of The Real Estate  Investment
Trust Portfolio and all other Portfolios
     Orders for purchases and  redemptions of shares of a Portfolio are effected at the NAV of that Portfolio next calculated  after receipt of the order by such
Portfolio,  its agent or certain other  authorized  persons.  See  "Distributor"
under   "Investment   Manager  and  Other  Service   Providers  above  for  more
information." In addition, with respect to The Emerging Markets Portfolio, there is an applicable purchase  reimbursement fee equal to 0.75% of the dollar amount invested.

                                       86

     A  Portfolio's  NAV is computed at the close of regular  trading on the New
York Stock  Exchange  (the "NYSE"),  which is normally 4 p.m.,  Eastern time, on days when the NYSE is open for business. The NYSE is scheduled to be open Monday through Friday  throughout the year except days when the following  holidays are observed:  New Year's Day, Martin Luther King, Jr.'s Birthday,  Presidents' Day,
Good  Friday,  Memorial  Day,  Independence  Day,  Labor Day,  Thanksgiving  and
Christmas.  When the NYSE is closed, the Trust will generally be closed, pricing calculations  will not be made and  purchase and  redemption  orders will not be processed.

The Delaware REIT Fund of The Real Estate Investment Trust Portfolio
     Orders for purchases and redemptions of Class A Shares of the Delaware REIT
Fund are  effected  at the  offering  price  next  calculated  by the Fund after receipt of the order by the Fund, its agent or certain other authorized persons.
See "Distributor"  under "Investment Manager and Other Service Providers" above.
Orders for purchases of Class B Shares,  Class C Shares,  Class R Shares and the
Institutional  Class are  effected  at the NAV per share next  calculated  after receipt of the order by the Fund, its agent or certain other authorized persons.
Selling dealers are responsible for transmitting orders promptly.

     The  offering  price for Class A Shares  consists of the NAV per share plus any applicable  front-end sales charges.  Offering price and NAV are computed as of the close of regular trading on the NYSE,  ordinarily,  4 p.m., Eastern time, on days when the NYSE is open for  business.  The NYSE is  scheduled  to be open
Monday  through  Friday  throughout  the year  except  days  when the  following holidays are  observed:  New Year's Day,  Martin  Luther King,  Jr.'s  Birthday,
Presidents'  Day,  Good  Friday,  Memorial  Day,  Independence  Day,  Labor Day,
Thanksgiving and Christmas. When the NYSE is closed, the Trust will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

     Each Class  will bear,  pro-rata,  all of the common  expenses  of The Real
Estate  Investment Trust Portfolio.  The NAVs of all outstanding  shares of each
Class will be computed on a pro-rata basis for each  outstanding  share based on the  proportionate  participation  in the Portfolio  represented by the value of shares of that Class.  All income earned and expenses  incurred by the Portfolio will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class'  percentage in the Portfolio  represented  by the value of shares of such Classes, except that the Class A, Class B, Class C and Class R Shares alone will bear the 12b-1 Plan expenses payable under their  respective  Plans. Due to the  specific  distribution  expenses and other costs that would be allocable to each Class, the dividends paid to each Class of The Real Estate Investment Trust
Portfolio may vary.  However,  the NAV per share of each Class is expected to be equivalent.

                                      * * *

     The NAV per share of each  Portfolio  is  determined  by dividing the total market  value  of  the  Portfolio's  investments  and  other  assets,  less  any liabilities, by the total outstanding shares of the Portfolio. Securities listed on a U.S.  securities  exchange for which market  quotations  are  available are valued at the last quoted  sale price on the day the  valuation  is made.  Price information  on listed  securities is taken from the exchange where the security is primarily  traded.  Securities  listed on a foreign  exchange  are  generally valued at the last quoted  sale price at the close of the  exchange on which the security is primarily  traded or at the last quoted sales price available before the time when net assets are valued.  Unlisted  domestic  equity  securities are valued at the last  sale  price as of the  close of the  NYSE.  Domestic  equity securities traded  over-the-counter and domestic equity securities which are not traded on the  valuation  date are valued at the mean of the bid and asked price or at a price determined to represent fair value.

                                       87

     U.S.  government  securities  are  priced  at the mean of the bid and asked price. Corporate bonds and other fixed-income securities are generally valued on the basis of prices  provided by a pricing service when such prices are believed to reflect the fair market value of such  securities.  NAV includes  interest on fixed-income  securities,  which is  accrued  daily.  The prices  provided  by a pricing  service are  determined  without  regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments  related to the specific  securities.  Securities not priced in this  manner  are valued at the most  recent  quoted  mean price or,  when stock exchange  valuations  are used,  at the latest  quoted  sale price on the day of valuation.  If there is no such reported sale, the latest quoted mean price will be used.  Securities with remaining  maturities of 60 days or less are valued at amortized  cost, if it  approximates  market value.  In the event that amortized cost does not approximate  market value,  market prices as determined above will be used.

     Exchange-traded  options are valued at the last reported sales price or, if no sales are  reported,  at the mean  between  the last  reported  bid and asked prices. Non-exchange traded options are also valued at the mean between the last reported  bid and asked  prices.  Futures  contracts  are valued at their  daily quoted  settlement  price. The value of other assets and securities for which no
quotations  are  readily  available   (including   restricted   securities)  are
determined in good faith at fair value using methods  determined by the Board of
Trustees, as applicable.

     The  securities in which The  Large-Cap  Value  Equity,  The  International
Equity, The Labor Select International  Equity, The Emerging Markets, The Global
Fixed  Income and The  International  Fixed  Income  Portfolios  (as well as The
Large-Cap Growth Equity,  The Small-Cap Growth Equity, The Focus Smid-Cap Growth
Equity,  The Smid-Cap  Growth  Equity,  The Real Estate  Investment  Trust,  The
All-Cap  Growth  Equity,  The Core Focus Fixed Income,  The  Intermediate  Fixed
Income,  The Core Plus Fixed Income and The High-Yield Bond Portfolios,  each of which  possesses a limited  ability to invest in foreign  securities) may invest from time to time may be listed  primarily on foreign  exchanges  which trade on days when the NYSE is closed (such as holidays or  Saturday).  As a result,  the
NAV of those  Portfolios may be  significantly  affected by such trading on days when shareholders have no access to the Portfolios.

     For  purposes  of  calculating  NAV per share,  all assets and  liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean  between  the bid and ask prices of such  currencies  against  the U.S.
dollar  as  provided  by an  independent  pricing  service  or any  major  bank, including the JPMorgan and Mellon. Forward foreign currency contracts are valued at the mean price of the contract.  Interpolated values will be derived when the settlement date of the contract is on an interim period for which quotations are
not  available.   Foreign  securities  and  the  prices  of  foreign  securities denominated in foreign  currencies are translated into U.S.  dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the London Stock Exchange.

                             REDEMPTION AND EXCHANGE

The Real Estate  Investment Trust Portfolio Class of The Real Estate  Investment
Trust Portfolio and all other Portfolios
     Each  Portfolio may suspend  redemption  privileges or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted  as  determined  by the SEC; (ii) during any period when an emergency exists  as  defined  by the  rules  of the SEC as a  result  of  which it is not reasonably  practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the SEC may permit.

     No  charge  is  made  by  any  Portfolio  for   redemptions,   except  that
shareholders  that redeem shares of The Emerging Markets Portfolio are generally assessed a redemption reimbursement fee of 0.75%.

                                       88

Payment  for  shares  redeemed  or  repurchased  may be made  either  in cash or in-kind, or partly in cash and partly in-kind. If a redemption of shares is made in-kind, the redemption  reimbursement fee that is otherwise applicable will not be assessed.  Any  portfolio  securities  paid or  distributed  in-kind would be valued as described in  "Determining  Offering Price and Net Asset Value" above.
Subsequent sales by an investor receiving a distribution in-kind could result in the payment of brokerage  commissions or other  transaction  costs.  Payment for shares  redeemed  ordinarily  will be made within three business days, but in no case later than seven days, after receipt of a redemption request in good order.
See  "Redemption of Shares" in the Trust's  Prospectuses  for more  information.
Under certain circumstances,  eligible investors who have an existing investment counseling  relationship with an affiliate of the Manager will not be subject to the  Trust's  in-kind  redemption  requirements  until  such  time as the  Trust receives  appropriate  regulatory  approvals to permit such  redemptions for the account of such investors.

     The Trust has  elected  to be  governed  by Rule  18f-1  under the 1940 Act pursuant to which the Trust is obligated to redeem  shares  solely in cash up to the  lesser of  $250,000  or 1% of the NAV of each  Portfolio  during any 90-day period for any one shareholder.

     The value of a  Portfolio's  investments  is  subject  to  changing  market prices.  Redemption  proceeds  may be more or less than the  shareholder's  cost depending  upon  the  market  value  of  the  Portfolio's  securities.  Thus,  a shareholder  redeeming shares of a Portfolio may, if such shareholder is subject to federal income tax,  sustain either a gain or loss,  depending upon the price paid and the price received for such shares.

     Each  Portfolio  also  reserves the right to refuse the purchase side of an exchange  request by any person,  or group if, in the  Manager's  judgment,  the
Portfolio  would  be  unable  to  invest  effectively  in  accordance  with  its investment  objectives and policies, or would otherwise potentially be adversely affected.  A shareholder's  purchase exchanges may be restricted or refused if a
Portfolio  receives or anticipates  simultaneous  orders  affecting  significant portions of the Portfolio's  assets. In particular,  a pattern of exchanges that coincide  with a "market  timing"  strategy may be disruptive to a Portfolio and therefore may be refused.  For more information  about the Portfolios'  policies concerning  "market  timing," see "General  Information"  under  "Redemption and
Exchange  Policies  for the Delaware  REIT Fund Class A Shares,  Class B Shares,
Class C Shares, Class R Shares and Institutional Class Shares of The Real Estate
Investment Trust Portfolio" below.

Small Accounts
     Due to the relatively higher cost of maintaining small accounts,  the Trust reserves  the right to redeem  Portfolio  shares in any of its  accounts  at the then-current  NAV if as a result  of  redemption  or  transfer  a  shareholder's investment in a Portfolio has a value of less than $500,000. However, before the
Trust  redeems  such  shares  and sends the  proceeds  to the  shareholder,  the shareholder  will be  notified  in  writing  that the value of the shares in the account  is less than  $500,000  and will be  allowed  90 days from that date of notice  to make an  additional  investment  to meet the  required  minimum.  Any redemption in an inactive  account  established  with a minimum  investment  may trigger mandatory redemption.

                                      * * *

     The Trust has available certain redemption  privileges,  as described below and in the related  Prospectus.  They are  unavailable  to  shareholders  of The
Emerging Markets Portfolio, The International Equity Portfolio, The Labor Select
International  Equity  Portfolio,  The Global  Fixed  Income  Portfolio  and The
International  Fixed  Income  Portfolio  whose  redemptions  trigger the special in-kind  redemption  procedures.  See the  related  Prospectus.  The  Portfolios reserve the right to suspend or terminate these expedited payment  procedures at any time in the future.

                                       89

Expedited Telephone Redemptions
     Shareholders  wishing to redeem shares for which certificates have not been issued may call the Trust at (800) 231-8002  prior to 4 p.m.,  Eastern time, and have the proceeds  mailed to them at the record  address.  Checks payable to the shareholder(s)  of record will normally be mailed three  business  days,  but no later than seven days, after receipt of the redemption request.

     In addition,  redemption proceeds can be transferred to your pre-designated bank account by wire or by check by calling the Trust, as described  above.  The
Telephone  Redemption  Option on the  Account  Registration  Form must have been elected  by the  shareholder  and filed  with the Trust  before  the  request is received.  Payment will be made by wire or check to the bank account  designated on the authorization form as follows:

     Payment By Wire:  Request that  Federal  Funds be wired to the bank account designated on the Account  Registration Form.  Redemption proceeds will normally be wired on the next business day following  receipt of the redemption  request.
There  is no  charge  for  this  service.  If  the  proceeds  are  wired  to the shareholder's  account  at a bank which is not a member of the  Federal  Reserve
System,  there  could  be a  delay  in the  crediting  of the  Portfolio  to the shareholder's bank account.

     Payment by Check:  Request a check be mailed to the bank account designated on the Account  Registration Form.  Redemption  proceeds will normally be mailed three  business  days,  but no  later  than  seven  days,  from  the date of the telephone  request.  This  procedure  will take  longer than the Payment by Wire option (1 above)  because  of the  extra  time  necessary  for the  mailing  and clearing of the check after the bank  receives  it. If expedited  payment  under these procedures  could adversely  affect a Portfolio,  the Trust may take up to seven days to pay the shareholder.

     To reduce the risk of attempted  fraudulent use of the telephone redemption procedure,  payment will normally be made only to the bank account designated on the  Account  Registration  Form.  If a  shareholder  wishes to change  the bank account designated for such redemption, a written request in accordance with the instructions set forth in the Prospectus will be required.

Exchange Privilege
     Shares of each Portfolio may be exchanged for shares of any other Portfolio or for the  institutional  classes  of the  other  Delaware  Investments  Funds.
Exchange  requests should be sent to: Delaware Pooled Trust, 2005 Market Street,
Philadelphia, PA 19103-7094 Attn: Client Services.

     Any such exchange will be calculated on the basis of the  respective  NAV's
of  the  shares  involved  and  will  be  subject  to  the  minimum   investment
requirements  noted above.  There is no sales  commission or charge of any kind, except for the special purchase and redemption  reimbursement fees for exchanges involving shares of The Emerging  Markets  Portfolio.  See "Exchange  Privilege"
under  "Shareholder  Services"  in  the  related  Prospectus.  The  shares  of a
Portfolio  into which an exchange is made, if necessary,  must be authorized for sale in the state in which the investor is domiciled. Before making an exchange, a shareholder  should consider the investment  objectives of the Portfolio to be purchased.

     Exchange  requests  may be made  either by mail,  facsimile  message  or by telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Trust for the account of the  shareholder and  the  registration  of the two  accounts  will be  identical.  Requests  for exchanges  received prior to 4 p.m.,  Eastern time,  for the Portfolios  will be processed as of the close of business on the same day.  Requests  received after this time will be  processed on the next  business  day.  Exchanges  may also be subject to  limitations  as to amounts or frequency,  and to other  restrictions established  by the  Board of  Trustees,  as  applicable,  to  assure  that such exchanges do not disadvantage a

                                       90

Portfolio and its  shareholders.  Exchanges into and out of The Emerging Markets
Portfolio,  The International  Equity Portfolio,  The Labor Select International
Equity Portfolio,  The Global Fixed Income Portfolio and The International Fixed
Income  Portfolio  shall be  subject  to the  special  purchase  and  redemption procedures  identified in sections of the related  Prospectus under "Purchase of
Shares" and "Redemption of Shares."

     For federal  income tax  purposes,  an  exchange  between  Portfolios  is a taxable event for shareholders subject to federal income tax, and,  accordingly, a gain or loss may be  realized.  The Trust  reserves  the right to  suspend  or terminate or amend the terms of the  exchange  privilege  upon 60 days'  written notice to client shareholders.

                                      * * *

     Neither the Trust, the Portfolios nor any of the Portfolios'  affiliates is responsible  for any  losses  incurred  in acting  upon  investor  or  telephone instructions for purchase,  redemption or exchange of Portfolio shares which are reasonably believed to be genuine. With respect to such transactions,  the Trust will  attempt to ensure  that  reasonable  procedures  are used to confirm  that instructions  communicated  are  genuine  (including  verification  of a form of personal  identification) as if it does not, the Trust or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions.

Redemption  and Exchange  Policies  for the  Delaware  REIT Fund Class A Shares,
Class B Shares, Class C Shares, Class R Shares and Institutional Class Shares of
The Real Estate Investment Trust Portfolio
     General  Information:  You can redeem or exchange  your  Delaware REIT Fund
Class A, Class B, Class C, Class R and Institutional Class Shares in a number of different  ways that are  described  below.  Your  shares  will be  redeemed  or exchanged  at a price  based  on the NAV next  determined  after  the  Portfolio receives your request in good order,  subject,  in the case of a redemption,  to any  applicable  CDSC or Limited  CDSC.  For  example,  redemption  or  exchange requests  received  in good order after the time the  offering  price and NAV of shares are determined  will be processed on the next business day. A shareholder submitting  a redemption  request may indicate  that he or she wishes to receive redemption  proceeds of a specific dollar amount. In the case of such a request, and in the case of  certain  redemptions  from  retirement  plan  accounts,  the
Portfolio  will redeem the number of shares  necessary to deduct the  applicable
CDSC in the case of Class B Shares and Class C Shares,  and, if applicable,  the
Limited  CDSC in the case of Class A Shares  and tender to the  shareholder  the requested  amount,  assuming the  shareholder  holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable  CDSC or  Limited  CDSC.  Redemption  proceeds  will  be  distributed promptly,  as described  below, but not later than seven days after receipt of a redemption request.

     Except as noted below, for a redemption  request to be in "good order," you must provide your account number, account registration,  and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the  Delaware  Investments  Fund in which you want to invest the proceeds.  Exchange  instructions and redemption  requests must be signed by the record  owner(s)  exactly as the shares are  registered.  You may  request a redemption  or an exchange by calling the  Shareholder  Service  Center at (800)
523-1918. The Trust may suspend,  terminate,  or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

     In addition to redemption of Portfolio shares,  the Distributor,  acting as agent of the Portfolios,  will repurchase  Portfolio shares from  broker/dealers acting on behalf of shareholders.  The redemption or repurchase price, which may be more or less than a shareholder's  cost, is the NAV per share next determined after receipt of the request in good order by a Portfolio, its agent, or certain authorized

                                       91

persons,  subject to  applicable  CDSC or Limited  CDSC.  This is  computed  and
effective  at  the  time  the  offering  price  and  NAV  are  determined.   See
"Determining  Offering  Price  and Net  Asset  Value."  The  Portfolios  and the
Distributor  end their  business  days at 5 p.m.,  Eastern  time.  This offer is discretionary  and may be completely  withdrawn  without  further  notice by the
Distributor.

     Orders for the  repurchase  of Portfolio  shares which are submitted to the
Distributor  prior to the close of its  business day will be executed at the NAV per share computed that day (subject to the applicable CDSC or Limited CDSC), if the  repurchase  order was received by the  broker/dealer  from the  shareholder prior to the time the  offering  price and NAV are  determined  on such day. The selling dealer has the responsibility of transmitting  orders to the Distributor promptly.  Such repurchase is then settled as an ordinary  transaction  with the broker/dealer  (who may  make a  charge  to the  shareholder  for this  service)
delivering the shares repurchased.

     Payment for shares  redeemed  will  ordinarily  be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in  good  order  by  a  Portfolio  or  certain  other  authorized  persons  (see
"Distributor"  under "Investment  Manager and Other Service  Providers"  above);
provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

     A Portfolio will process written and telephone  redemption  requests to the extent that the  purchase  orders for the shares  being  redeemed  have  already settled.  The Portfolio will honor redemption  requests as to shares for which a check was  tendered  as  payment,  but the  Portfolio  will not mail or wire the proceeds  until it is reasonably  satisfied that the purchase check has cleared, which  may  take up to 15 days  from  the  purchase  date.  You can  avoid  this potential  delay if you purchase  shares by wiring Federal Funds.  The Portfolio reserves the right to reject a written or telephone  redemption request or delay payment  of  redemption  proceeds  if  there  has been a  recent  change  to the shareholder's address of record.

     If a  shareholder  has been  credited  with a purchase  by a check which is subsequently  returned unpaid for insufficient  funds or for any other reason, a
Portfolio will  automatically  redeem from the shareholder's  account the shares purchased by the check plus any dividends  earned thereon.  Shareholders  may be responsible for any losses to a Portfolio or to the Distributor.

     In case of a suspension of the determination of the NAV because the NYSE is closed for other than weekends or holidays,  or trading thereon is restricted or an emergency  exists as a result of which  disposal by a Portfolio of securities owned by it is not reasonably  practical,  or it is not reasonably practical for the  Portfolio  fairly to value  its  assets,  or in the event  that the SEC has provided for such suspension for the protection of  shareholders,  the Portfolio may postpone  payment or suspend the right of redemption or repurchase.  In such case,  the  shareholder  may  withdraw  the request for  redemption  or leave it standing  as a  request  for  redemption  at the NAV next  determined  after the suspension has been terminated.

     Payment for shares  redeemed or  repurchased  may be made either in cash or kind,  or partly in cash and partly in kind.  Any portfolio  securities  paid or distributed in kind would be valued as described in "Determining  Offering Price and  Net  Asset  Value"  above.  Subsequent  sale  by an  investor  receiving  a distribution  in kind  could  result in the  payment of  brokerage  commissions.
However,  the Trust has  elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Portfolio is obligated to redeem shares solely in cash up to the  lesser of  $250,000  or 1% of the NAV of a  Portfolio  during any 90-day period for any one shareholder.

                                       92

     The value of a  Portfolio's  investments  is  subject  to  changing  market prices. Thus, a shareholder redeeming shares of the Portfolio may sustain either a gain or loss,  depending  upon the price paid and the price  received for such shares.

     Certain  redemptions  of Class A Shares  purchased at NAV may result in the imposition of a Limited CDSC. See "Contingent  Deferred Sales Charge for Certain
Redemptions of Class A Shares  Purchased at Net Asset Value" below.  Class B and
Class C Shares are  subject to CDSCs as  described  under  "Contingent  Deferred
Sales  Charge - Class B Shares  and Class C Shares"  under  "Purchasing  Shares"
above.  Except for the applicable  CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Class A,
B and C Shares,  there may be a bank wiring cost, neither the Delaware REIT Fund nor the Distributor charges a fee for redemptions or repurchases,  but such fees could be charged at any time in the future.

     Holders  of Class B Shares or Class C Shares  that  exchange  their  shares
("Original  Shares")  for shares of other  Delaware  Investments  Funds (in each case, "New Shares") in a permitted exchange,  will not be subject to a CDSC that might otherwise be due upon  redemption of the Original  Shares.  However,  such shareholders  will continue to be subject to the CDSC and any CDSC assessed upon redemption of the New Shares will be charged by the Fund from which the Original
Shares were  exchanged.  In the case of Class B Shares,  shareholders  will also continue to be subject to the  automatic  conversion  schedule  of the  Original
Shares as  described  in this Part B. In an  exchange of Class B Shares from the
Fund, the Fund's CDSC schedule may be higher than the CDSC schedule  relating to the New Shares  acquired as a result of the exchange.  For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor  held the  Original  Shares is added to the period of time that an  investor  held the New  Shares.  With  respect  to Class B Shares,  the automatic  conversion schedule of the Original Shares may be longer than that of the New  Shares.  Consequently,  an  investment  in New Shares by  exchange  may subject an investor to the higher Rule 12b-1 fees  applicable  to Class B Shares of the Fund for a longer  period of time than if the  investment  in New  Shares were made directly.

     Holders of Class A Shares of the  Delaware  REIT Fund may  exchange  all or part of their  shares for  certain of the shares of other  Delaware  Investments
Funds, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares, Class C Shares or Class R Shares of the Fund or of any other
Delaware  Investments Fund.  Holders of Class B Shares of the Fund are permitted to  exchange  all or part of their  Class B Shares  only into  Class B Shares of other Delaware  Investments Funds.  Similarly,  holders of Class C Shares of the
Fund are  permitted  to  exchange  all or part of their Class C Shares only into
Class C Shares of other Delaware  Investments  Funds.  The Fund's Class B Shares
and Class C Shares  acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic  conversion  schedule of the fund from which the  exchange is made.  The  holding  period of Class B Shares of the Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Fund. Holders of Class R Shares of the Fund are permitted to exchange all or part of their  Class R Shares  only  into  Class R Shares  of other  Delaware
Investments Funds or, if Class R Shares are not available for a particular fund, into the Class A Shares of such fund.

     Permissible  exchanges into Class A Shares of the Fund will be made without a  front-end  sales  charge,  except  for  exchanges  of  shares  that  were not previously subject to a front-end sales charge (unless such shares were acquired through the  reinvestment  of  dividends).  Permissible  exchanges  into Class B
Shares or Class C Shares of the Fund will be made  without the  imposition  of a
CDSC by the fund  from  which  the  exchange  is  being  made at the time of the exchange.

     The Delaware REIT Fund discourages  purchases by market timers and purchase orders  (including  the  purchase  side  of  exchange  orders)  by  shareholders identified as market timers may be rejected. The

                                       93

Fund will consider anyone who follows a pattern of market timing in any Delaware
Investments Fund to be a market timer.

     Market timing of a Delaware  Investments  Fund occurs when  investors  make consecutive rapid short-term  "roundtrips",  or in other words, purchases into a
Delaware  Investments  Fund followed  quickly by redemptions out of that Fund. A short-term roundtrip is any redemption of Fund shares within 20 business days of a purchase of that Fund's shares. If you make a second such short-term roundtrip in a Delaware  Investments  Fund within the same calendar  quarter of a previous short-term  roundtrip in that Fund,  you may be considered a market  timer.  The purchase and sale of Fund shares  through the use of the exchange  privilege are also included in determining  whether  market timing has occurred.  The Delaware
REIT Fund also reserve the right to consider  other  trading  patterns as market timing.

     Your  ability to use the Delaware  REIT Fund's  exchange  privilege  may be limited if you are  identified  as a market  timer.  If you are  identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

     Written  Redemption:  You can  write to the  Trust at 2005  Market  Street,
Philadelphia,  PA  19103-7094  to redeem  some or all of your Fund  shares.  The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $100,000, or when the proceeds are not sent to the  shareholder(s) at the address of record, the Fund require a signature by all owners of the account and a signature  guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). The Fund reserves the right to reject a signature  guarantee  supplied by an eligible  institution based on its  creditworthiness.  The Fund may require further documentation from
corporations,   executors,   retirement  plans,   administrators,   trustees  or
guardians.

     Payment is  normally  mailed the next  business  day after  receipt of your redemption  request. If your Class A Shares or Institutional Class shares are in certificate form, the certificate(s)  must accompany your request and also be in good order.  Certificates  are generally no longer issued for Class A Shares and
Institutional  Class.  Certificates  are not issued for Class B Shares,  Class C
Shares or Class R Shares.

     Written  Exchange:  You may also write to the Trust (at 2005 Market Street,
Philadelphia, PA 19103-7094) to request an exchange of any or all of your shares of the Fund into  another  in  Delaware  Investments  Fund,  subject to the same conditions and limitations as other exchanges noted above.

     Telephone  Redemption  and Exchange:  To get the added  convenience  of the telephone redemption and exchange methods, you must have the Transfer Agent hold your  shares  (without  charge)  for you.  If you hold  your  Class A Shares  in certificate  form,  you may redeem or exchange  only by written  request and you must return your certificates.

     Telephone  Redemption:  Check to Your  Address  of Record  service  and the
Telephone Exchange service, both of which are described below, are automatically provided  unless you  notify the Fund in which you have your  account in writing that  you do not wish to have  such  services  available  with  respect  to your account.  The Fund  reserves  the right to modify,  terminate  or suspend  these procedures upon 60 days' written notice to shareholders.  It may be difficult to reach the Fund by telephone  during  periods when market or economic  conditions lead to an unusually large volume of telephone requests.

     Neither the Fund nor its Transfer Agent is responsible  for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange  of Fund shares  which are  reasonably  believed  to be  genuine.  With respect to such telephone  transactions,  the Portfolio  will follow  reasonable procedures to confirm that  instructions  communicated  by telephone are genuine
(including verification of

                                       94

a form of personal  identification) as, if it does not, the Fund or the Transfer
Agent  may  be  liable  for  any  losses  due  to   unauthorized  or  fraudulent
transactions. Telephone instructions received by the Class A, B and C Shares are generally tape  recorded,  and a written  confirmation  will be provided for all purchase,  exchange  and  redemption  transactions  initiated by  telephone.  By exchanging  shares  by  telephone,  you are  acknowledging  prior  receipt  of a prospectus for the fund into which your shares are being exchanged.

     Telephone  Redemption--Check  to Your  Address  of  Record:  The  Telephone
Redemption  feature  is a quick and easy  method to redeem  shares.  You or your investment  dealer of record can have  redemption  proceeds  of $100,000 or less mailed  to you at  your  address  of  record.  Checks  will  be  payable  to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

     Telephone  Redemption--Proceeds to Your Bank: Redemption proceeds of $1,000 or more can be  transferred  to your  pre-designated  bank account by wire or by check.  You should  authorize  this service when you open your  account.  If you change your pre-designated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file.  If you  request a wire,  your funds will  normally be sent the next business day. If the proceeds are wired to the  shareholder's  account at a bank which is not a member of the Federal Reserve  System,  there could be a delay in the crediting of the funds to the  shareholder's  bank account.  A bank wire fee may be deducted from Class A, B and C Shares redemption proceeds. If you ask for a check,  it will normally be mailed the next business day after receipt of your redemption request to your  pre-designated  bank account.  There are no separate fees for this redemption method, but mailing a check may delay the time it takes to have your redemption  proceeds credited to your  pre-designated bank account.
Simply call the Shareholder  Service Center prior to the time the offering price and NAV are determined, as noted above.

     Telephone  Exchange:  The Telephone  Exchange  feature is a convenient  and efficient way to adjust your investment holdings as your liquidity  requirements and investment  objectives  change.  You or your investment dealer of record can exchange  your  shares  into other  Delaware  Investments  Funds  under the same registration,  subject to the same conditions and limitations as other exchanges noted above.  As with the written  exchange  service,  telephone  exchanges  are subject to the requirements of the Fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

     The  telephone   exchange   privilege  is  intended  as  a  convenience  to
shareholders  and is not  intended to be a vehicle to  speculate  on  short-term swings in the securities  market  through  frequent  transactions  in and out of
Delaware Investments Funds. Telephone exchanges may be subject to limitations as to amounts or  frequency.  The Transfer  Agent and the Fund reserve the right to record  exchange  instructions  received  by  telephone  and to reject  exchange requests at any time in the future.

     MoneyLine(SM)  On  Demand:  You  or  your  investment  dealer  may  request redemptions of Class A, B and C Shares by phone using  MoneyLine(SM)  On Demand.
When you authorize the Fund to accept such requests from you or your  investment dealer,  funds will be deposited to (for share redemptions) your  pre-designated bank account. Your request will be processed the same day if you call prior to 4
p.m.,  Eastern  time.  There is a $25  minimum  and  $50,000  maximum  limit for
MoneyLine(SM)  On Demand  transactions.  See  "Moneyline(SM)  on  Demand"  under
"Investment Plans."

                                       95

     Systematic  Withdrawal  Plans:  Shareholders  of  Class A  Shares,  Class B
Shares,  Class C Shares and Class R Shares of the Delaware  REIT Fund who own or
purchase  $5,000 or more of shares at the offering price, or NAV, as applicable, for  which  certificates  have  not  been  issued  may  establish  a  Systematic
Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more,  although the Fund does not  recommend  any  specific  amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for investments made through qualified  retirement plans.  Shares purchased with the initial investment and through reinvestment of cash dividends
and  realized   securities  profits   distributions  will  be  credited  to  the
shareholder's account and sufficient full and fractional shares will be redeemed at the NAV calculated on the third business day preceding the mailing date.

     Checks are dated  either the 1st or the 15th of the month,  as  selected by the  shareholder  (unless  such date falls on a holiday or a  weekend),  and are normally  mailed within two business days.  Both ordinary  income  dividends and realized  securities profits  distributions will be automatically  reinvested in additional  shares of the Class at NAV.  This  plan is not  recommended  for all investors  and  should  be  started  only  after  careful  consideration  of its operation and effect upon the investor's savings and investment  program. To the extent  that  withdrawal  payments  from the plan  exceed any  dividends  and/or realized  securities  profits  distributions paid on shares held under the plan, the  withdrawal  payments  will  represent  a return of  capital,  and the share
balance  may  in  time  be  depleted,   particularly  in  a  declining   market.
Shareholders  should not purchase  additional  shares while  participating  in a
Systematic Withdrawal Plan.

     The sale of shares for withdrawal payments  constitutes a taxable event and a shareholder  may incur a capital gain or loss for federal income tax purposes.
This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated.  Premature withdrawals from retirement plans may have adverse tax consequences.

     Withdrawals  under  this  plan  made  concurrently  with the  purchases  of additional shares may be disadvantageous to the shareholder.  Purchases of Class
A Shares  through a periodic  investment  program in the Fund must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except  if the  shareholder  is a  participant  in a  retirement  plan  offering
Delaware  Investments Funds, or is investing in Delaware Investments Funds which do not  carry a sales  charge.  Redemptions  of  Class A  Shares  pursuant  to a
Systematic  Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at NAV and a  dealer's  commission  has  been  paid on that  purchase.  The applicable Limited CDSC for Class A Shares and CDSC for Class B Shares and Class
C Shares redeemed via a Systematic  Withdrawal Plan will be waived if the annual amount  withdrawn  in each year is less than 12% of the  account  balance on the date that the Plan is  established.  If the annual amount  withdrawn in any year exceeds 12% of the account  balance on the date that the  Systematic  Withdrawal
Plan is  established,  all  redemptions  under the Plan will be  subject  to the applicable  CDSC including an assessment for previously  redeemed  amounts under the Plan.  Whether a waiver of the CDSC is available or not, the first shares to be  redeemed  for each  Systematic  Withdrawal  Plan  payment  will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. The 12% annual limit will be reset on the date that any Systematic  Withdrawal  Plan is modified (for example,  a change in the amount  selected to be withdrawn  or the  frequency or date of withdrawals),  based on the balance in the account on that date. See the
Delaware REIT Fund Classes' Prospectus for additional  information on the waiver of CDSCs.

     An investor wishing to start a Systematic  Withdrawal Plan must complete an authorization  form. If the recipient of Systematic  Withdrawal Plan payments is other than the  registered  shareholder,  the  shareholder's  signature  on this authorization must be guaranteed. Each signature guarantee must be

                                       96

supplied by an eligible guarantor  institution.  The Delaware REIT Fund reserves the right to reject a signature  guarantee  supplied by an eligible  institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

     Systematic  Withdrawal  Plan  payments are normally  made by check.  In the alternative,  you may elect to have  your  payments  transferred  from your Fund account to your  pre-designated  bank account through the  MoneyLine(SM)  Direct
Deposit Service. Your funds will normally be credited to your bank account up to four business  days after the payment date.  There are no separate fees for this redemption  method. It may take up to four business days for the transactions to be completed.  You can initiate  this service by completing an Account  Services form. If your name and address are not identical to the name and address on your
Fund account, you must have your signature guaranteed.  The Fund does not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.

     The  Systematic  Withdrawal  Plan is not  available  for the  Institutional
Class.  Shareholders  should consult with their financial  advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.

     Contingent  Deferred Sales Charge for Certain Redemptions of Class A Shares
Purchased at Net Asset Value:  For purchases of $1,000,000,  a Limited CDSC will be imposed on certain  redemptions  of Class A Shares (or shares into which such
Class A Shares are exchanged) according to the following schedule:  (i) 1.00% if shares are redeemed during the first year after the purchase;  and (ii) 0.50% if such  shares are  redeemed  during the second year after the  purchase,  if such purchases  were made at NAV and triggered the payment by the  Distributor of the dealer's  commission  described under "Dealer's  Commission"  under  "Purchasing
Shares" above.

     The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of : (i) the NAV at the time of purchase of the Class
A Shares being  redeemed;  or (ii) the NAV of such Class A Shares at the time of redemption. For purposes of this formula, the "NAV at the time of purchase" will be the NAV at  purchase  of the Class A Shares  even if those  shares  are later exchanged for shares of another  Delaware  Investments Fund and, in the event of an  exchange  of  Class  A  Shares,  the  "NAV  of such  shares  at the  time of redemption" will be the NAV of the shares acquired in the exchange.

     Redemptions of such Class A Shares held for more than two years will not be subjected  to the  Limited  CDSC and an  exchange  of such  Class A Shares  into another Delaware Investments Fund will not trigger the imposition of the Limited
CDSC at the time of such  exchange.  The period a  shareholder  owns shares into which Class A Shares are exchanged  will count towards  satisfying  the two-year holding  period.  The  Limited  CDSC is  assessed if such two year period is not satisfied  irrespective  of whether the redemption  triggering its payment is of
Class A Shares of the Portfolio or Class A Shares acquired in the exchange.

     In determining  whether a Limited CDSC is payable,  it will be assumed that shares not subject to the Limited CDSC are the first redeemed  followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

     See the Delaware REIT Fund Classes'  Prospectus for additional  information on waivers of CDSCs.

                                       97

     Additional  Information on Waivers of Contingent Deferred Sales Charges. As
disclosed in the Delaware  REIT Fund  Classes'  Prospectus,  certain  retirement plans that contain  certain  legacy  assets may redeem shares  without  paying a
CDSC. The following plans may redeem shares without paying a CDSC:

o    The redemption must be made by a group defined contribution retirement plan that purchased  Class A shares through a retirement  plan alliance  program that  required  shares to be available at NAV and RFS served as the sponsor of the alliance program or had a product  participation  agreement with the sponsor of the alliance  program that specified that the limited CDSC would be waived.

o    The redemption must be made by any group retirement plan (excluding defined
     benefit   pension  plans)  that  purchased   Class  C  shares  prior  to  a
     recordkeeping  transition  period  from  August  2004 to  October  2004 and purchased shares through a retirement plan alliance program,  provided that
     (i)  RFS  was  the  sponsor  of  the  alliance  program  or  had a  product participation  agreement with the sponsor of the alliance  program and (ii)
     RFS  provided  fully  bundled   retirement  plan  services  and  maintained
     participant records on its proprietary recordkeeping system.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions
     The  policy  of the  Trust  is to  distribute  substantially  all  of  each
Portfolio's  net  investment  income and any net realized  capital  gains in the amount and at the times that will avoid any federal income or excise taxes.  All dividends and capital gains  distributions of accounts in the Delaware REIT Fund
Institutional  Class shall be  automatically  reinvested in such Class.  For all other  Portfolios and for the other Classes of The Real Estate  Investment Trust
Portfolio,  shareholders  may  elect to  receive  dividends  and  capital  gains distributions in cash,  otherwise,  all such dividends and distributions will be automatically  reinvested  in the  Portfolios.  The  amounts of any  dividend or capital gains distributions cannot be predicted.

     Dividend  payments  of  $1.00  or less  will be  automatically  reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's  dividends  increase to greater than $1.00, the shareholder  would have to file a new election in order to begin receiving dividends in cash again.

     Any check in payment of  dividends or other  distributions  which cannot be delivered  by the United  States Post  Office or which  remains  uncashed  for a period of more than one year may be reinvested in the  shareholder's  account at the  then-current  NAV and the  dividend  option  may be  changed  from  cash to reinvest.  A Portfolio may deduct from a shareholder's  account the costs of the
Portfolio's  effort to locate a shareholder if a shareholder's  mail is returned by the U.S.  Post  Office or the  Portfolio  is  otherwise  unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search  company  charges a percentage  fee in exchange for their location services.

     Each  class of shares of a  Portfolio  will  share  proportionately  in the investment  income and  expenses  of such  Portfolio,  except  that,  absent any applicable  fee waiver,  the Fund Classes of the  Delaware  REIT Fund alone will incur distribution fees under their respective Rule 12b-1 Plans.

Taxes
     Distributions  of Net  Investment  Income.  The  Portfolios  receive income generally  in the  form of  dividends  and  interest  on  their  investments  in portfolio securities. This income, less expenses incurred in

                                       98

the operation of a Portfolio,  constitutes its net investment  income from which dividends may be paid to you. If you are a taxable  investor,  any distributions by a Portfolio from such income (other than qualified dividends) will be taxable to you at  ordinary  income  tax  rates,  whether  you  take  them in cash or in additional shares.

     Distributions  of Capital  Gains.  A Portfolio may derive  capital gain and loss in connection with sales or other dispositions of its portfolio securities.
Distributions  derived from the excess of net  short-term  capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions paid from the excess of net long-term  capital gain over net short-term  capital loss will be taxable to you as long-term  capital  gain,  regardless of how long you have held your shares in the  Portfolio.  Any net  short-term  or  long-term capital  gain  realized by a  Portfolio  (net of any  capital  loss  carryovers)
generally  will be  distributed  once  each  year  and may be  distributed  more frequently,  if  necessary  in order to reduce or  eliminate  federal  excise or income taxes on the Portfolio.

     Effect of  Foreign  Withholding  Taxes.  Certain of the  Portfolios  may be
subject to foreign withholding taxes on income from foreign securities. This, in turn, could reduce a Portfolio's distributions paid to you.

     Pass-through  of foreign  tax  credits.  If more than 50% of a  Portfolio's total assets at the end of a fiscal year is invested in foreign securities,  the
Portfolio  may elect to pass through to you your pro rata share of foreign taxes paid by the  Portfolio.  If this election is made, the Portfolio may report more taxable  income to you than it actually  distributes.  You will then be entitled either to deduct your share of these taxes in computing your taxable income,  or to claim a foreign tax credit for these taxes against your U.S.  federal  income tax  (subject to  limitations  for certain  shareholders).  The  Portfolio  will provide you with the information  necessary to claim this deduction or credit on your personal  income tax return if it makes this election.  Your use of foreign dividends,  designated by a Portfolio as qualified  dividend  income  subject to taxation at long-term  capital gain rates,  may reduce the  otherwise  available foreign tax credits on your  federal  income tax return.  Shareholders  in these circumstances  should talk with their  personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

     Effect of foreign debt investments on distributions.  Most foreign exchange gains realized on the sale of debt  securities are treated as ordinary income by a Portfolio.  Similarly,  foreign  exchange  losses realized on the sale of debt
securities   generally  are  treated  as  ordinary  losses.   These  gains  when
distributed  are  taxable to you as  ordinary  income,  and any losses  reduce a
Portfolio's  ordinary income  otherwise  available for distribution to you. This treatment could increase or decrease a Portfolio's ordinary income distributions to you,  and may cause  some or all of the  Portfolio's  previously  distributed income to be classified as a return of capital. A return of capital generally is not taxable to you,  but reduces the tax basis of your shares in the  Portfolio.
Any return of capital in excess of your basis,  however, is taxable as a capital gain.

     PFIC  securities.  Certain of the  Portfolios  may invest in  securities of foreign  entities  that could be deemed for tax  purposes to be passive  foreign investment  companies  (PFICs).  When investing in PFIC securities,  a Portfolio intends to  mark-to-market  these securities and will recognize any gains at the end of its fiscal and excise (described below) tax years.  Deductions for losses are allowable only to the extent of any current or previously  recognized gains.
These gains (reduced by allowable  losses) are treated as ordinary income that a
Portfolio is required to distribute, even though it has not sold the securities.
You should also be aware that the  designation  of a foreign  security as a PFIC security  will cause its income  dividends to fall outside of the  definition of qualified  foreign  corporation  dividends.  These dividends  generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Portfolio.

                                       99

     Information  on  the  Amount  and  Tax  Character  of  Distributions.   The
Portfolios will inform you of the amount and character of your  distributions at the  time  they  are  paid,  and  will  advise  you of the  tax  status  of such distributions  for federal  income tax purposes  shortly after the close of each calendar  year.  If you  have not  held  Portfolio  shares  for a full  year,  a
Portfolio  may designate and  distribute to you, as ordinary  income,  qualified dividends  or capital  gains,  a  percentage  of income that is not equal to the actual amount of such income earned during the period of your  investment in the
Portfolio.  Taxable Distributions  declared by a Portfolio in December, but paid in January, are taxable to you as if they were paid in December.

     Election to be Taxed as a Regulated Investment Company.  Each Portfolio has
elected to be treated as a regulated  investment  company under  Subchapter M of the Internal  Revenue Code and intends to so qualify  during the current  fiscal year. As regulated investment companies, the Portfolios generally pay no federal income tax on the income and gains they distribute to you. The Board of Trustees reserves the right not to distribute a Portfolio's net long-term capital gain or not to  maintain  the  qualification  of a Portfolio  as a regulated  investment company  if  it  determines  such  a  course  of  action  to  be  beneficial  to shareholders.  If net long-term  capital gain is retained,  a Portfolio would be taxed on the gain, and shareholders  would be notified that they are entitled to a credit or refund for the tax paid by the  Portfolio.  If a Portfolio  fails to qualify as a regulated  investment  company,  the Portfolio  would be subject to federal,  and possibly  state,  corporate taxes on its taxable income and gains, and  distributions to you will be taxed as dividend income to the extent of such
Portfolio's earnings and profits.

     In order to qualify as a regulated  investment  company for federal  income tax purposes, each Portfolio must meet certain specific requirements, including:

     (i) A  Portfolio  must  maintain a  diversified  portfolio  of  securities, wherein no security,  including the  securities of a qualified  publicly  traded partnership  (other than U.S.  government  securities  and  securities  of other regulated investment  companies) can exceed 25% of the Portfolio's total assets, and, with respect to 50% of the Portfolio's  total assets,  no investment (other than cash and cash items,  U.S.  government  securities  and securities of other regulated investment companies) can exceed 5% of the Portfolio's total assets or
10% of the outstanding voting securities of the issuer;

     (ii) A  Portfolio  must  derive  at  least  90% of its  gross  income  from dividends,  interest,  payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies,  or other income derived with respect to its business of investing in such stock, securities,  or currencies,  and net income  derived  from an interest  in a qualified  publicly traded partnership; and

     (iii) A Portfolio must  distribute to its  shareholders at least 90% of its investment  company  taxable  income and net  tax-exempt  income for each of its fiscal years.

     Excise Tax  Distribution  Requirements.  To avoid federal excise taxes, the
Code requires  each  Portfolio to distribute to you by December 31 of each year, at a minimum,  the following amounts:  98% of its taxable ordinary income earned during the calendar  year;  98% of its capital gain net income earned during the twelve-month  period ending  October 31; and 100% of any  undistributed  amounts
from  the  prior  year.  Each  Portfolio   intends  to  declare  and  pay  these
distributions  in December  (or to pay them in  January,  in which case you must treat  them as  received  in  December),  but can  give no  assurances  that its distributions will be sufficient to eliminate all taxes.

     Sales,  Exchanges and Redemption of Portfolio Shares. Sales,  exchanges and redemptions (including redemptions in kind) are taxable transactions for federal and state income tax purposes.  If you redeem your Portfolio shares the Internal
Revenue Service requires you to report any gain or loss on your

                                       100

redemption.  If you held your shares as a capital  asset,  the gain or loss that you realize will be capital  gain or loss and will be  long-term or  short-term, generally depending on how long you have held your shares.

     Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption  of shares  held for six months or less will be treated as  long-term capital loss to the extent of any long-term  capital gain  distributed to you by the Portfolio on those shares.

     Wash Sales.  All or a portion of any loss that you realize on a  redemption of your  Portfolio  shares will be  disallowed  to the extent that you buy other shares in the Portfolio (through  reinvestment of dividends or otherwise) within
30 days before or after your share  redemption.  Any loss disallowed under these rules will be added to your tax basis in the new shares.

     Deferral of basis--  Delaware  REIT Fund Class A Shares only.  In reporting gain or loss on the sale of your Portfolio shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

     IF:
          o    In your  original  purchase of Portfolio  shares,  you received a reinvestment  right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
          o    You sell some or all of your  original  shares  within 90 days of their purchase, and
          o    You  reinvest the sales  proceeds in the  Portfolio or in another
               Portfolio of the Trust, and the sales charge that would otherwise apply is reduced or eliminated;

     THEN: In reporting  any gain or loss on your sale,  all or a portion of the sales charge that you paid for your  original  shares is excluded  from your tax basis in the shares sold and added to your tax basis in the new shares.

     U.S.  Government  Securities.  Income  earned on  certain  U.S.  government obligations  is exempt  from  state and local  personal  income  taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct  obligations of the U.S.  government,  subject in some states to minimum  investment  or reporting  requirements  that must be met by a
Portfolio.  Income on investments  by a Portfolio in certain other  obligations, such as repurchase  agreements  collateralized by U.S.  government  obligations, commercial paper and federal  agency-backed  obligations  (e.g., GNMA or Federal
National  Mortgage  Association  obligations),  generally  does not  qualify for tax-free  treatment.  The rules on  exclusion of this income are  different  for corporations.

     Qualified Dividend Income for Individuals.  For individual shareholders,  a portion of the dividends paid by certain  Portfolios may be qualified  dividends eligible  for  taxation at  long-term  capital  gain rates.  This  reduced  rate generally is available for dividends paid by a Portfolio out of dividends earned on the Portfolio's  investment in stocks of domestic  corporations and qualified foreign corporations.

     Both a  Portfolio  and  the  investor  must  meet  certain  holding  period requirements to qualify Portfolio dividends for this treatment.  Specifically, a
Portfolio  must hold the stock for at least 61 days  during the  121-day  period beginning 60 days before the stock  becomes  ex-dividend.  Similarly,  investors must hold their Portfolio  shares for at least 61 days during the 121-day period beginning  60 days  before the  Portfolio  distribution  goes  ex-dividend.  The ex-dividend  date is the first date  following the  declaration of a dividend on which the  purchaser of stock is not  entitled to receive the dividend  payment.
When counting the number of days you held your Portfolio shares, include the day you sold your shares but not the day you acquired these shares.

                                       101

     While the income  received in the form of a qualified  dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term  capital  losses against  qualified dividend income on your federal income tax return. Any qualified dividend income that  you  elect  to be taxed at these  reduced  rates  also  cannot  be used as investment income in determining your allowable investment interest expense. For other  limitations on the amount of or use of qualified  dividend income on your income tax return, please contact your personal tax advisor.

     After the close of its fiscal  year,  each  Portfolio  will  designate  the portion of its ordinary  dividend  income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Portfolio's income is from qualified sources,  it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

     Dividends-Received Deduction for Corporations.  For corporate shareholders, a portion of the dividends paid by certain of the Portfolios may qualify for the dividends-received  deduction. The portion of dividends paid by a Portfolio that so qualifies will be designated  each year in a notice mailed to the Portfolio's shareholders,  and cannot  exceed the gross  amount of  dividends  received by a
Portfolio from domestic  (U.S.)  corporations  that would have qualified for the dividends-received  deduction in the hands of a Portfolio if the Portfolio was a regular corporation.

     The availability of the dividends-received  deduction is subject to certain holding  period and debt  financing  restrictions  imposed under the Code on the corporation claiming the deduction. The amount that a Portfolio may designate as eligible for the  dividends-received  deduction will be reduced or eliminated if the shares on which the dividends earned by the Portfolio were  debt-financed or held by the Portfolio for less than a minimum period of time,  generally 46 days during a 91-day period  beginning 45 days before the stock becomes  ex-dividend.
Similarly,  if your Portfolio  shares are  debt-financed or held by you for less than a  46-day  period  then  the  dividends-received  deduction  for  Portfolio dividends on your shares may also be reduced or  eliminated.  Even if designated as  dividends  eligible  for the  dividends-received  deduction,  all  dividends
(including any deducted  portion) must be included in your  alternative  minimum taxable income calculation.

     Investment  in Complex  Securities.  The  Portfolios  may invest in complex securities  that could be subject to  numerous  special  and  complex tax rules.
These rules could accelerate the recognition of income by a Portfolio  (possibly causing  the  Portfolio  to sell  securities  to raise  the  cash for  necessary distributions)  and/or defer a Portfolio's  ability to recognize a loss, and, in limited  cases,  subject a Portfolio to U.S.  federal  income tax on income from certain foreign  securities.  These rules could also affect whether gain or loss recognized  by a Portfolio is treated as ordinary or capital,  or as interest or dividend income. In addition, a Portfolio's  investment in REIT securities could in limited  circumstances cause a tax-exempt investor to have unrelated business taxable  income.  These rules  could,  therefore,  affect the amount,  timing or character of the income distributed to you by a Portfolio. For example:

     Derivatives.  Certain of the  Portfolios are permitted to invest in certain options,  futures,  forwards or foreign currency contracts. If a Portfolio makes these  investments,  it could be required to mark-to-market  these contracts and realize  any  unrealized  gains and losses at its fiscal year end even though it continues  to hold the  contracts.  Under  these  rules,  gains or losses on the contracts  generally would be treated as 60% long-term and 40% short-term  gains or losses,  but gains or losses on certain foreign  currency  contracts would be treated as ordinary  income or losses.  In determining its net income for excise tax  purposes,  the  Portfolio  also would be required to  mark-to-market  these contracts  annually as of October 31 (for  capital gain net income) and December
31 (for taxable  ordinary  income),  and to realize and distribute any resulting income and gains.

                                       102

     Short sales and securities lending transactions. A Portfolio's entry into a short sale  transaction  or an option or other  contract could be treated as the
"constructive  sale"  of an  "appreciated  financial  position,"  causing  it to realize gain, but not loss, on the position.  Additionally,  a Portfolio's entry into securities lending  transactions may cause the replacement income earned on the loaned  securities to fall outside of the  definition of qualified  dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income and, to the extent that debt securities are loaned,  will generally not qualify as qualified interest income for foreign withholding tax purposes.

     Tax straddles. A Portfolio's investment in options,  futures,  forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities.  If the Portfolio's risk of loss with  respect to specific  securities  in its  portfolio  is  substantially diminished by the fact that it holds other  securities,  the Portfolio  could be deemed to have entered into a tax  "straddle" or to hold a "successor  position"
that would require any loss realized by it to be deferred for tax purposes.

     Securities  purchased at discount.  Certain of the Portfolios are permitted to invest in securities issued or purchased at a discount,  such as zero coupon, deferred  interest or  payment-in-kind  (PIK)  bonds,  that could  require it to accrue  and  distribute  income  not  yet  received.  If  it  invests  in  these securities,  a Portfolio  could be required to sell  securities in its portfolio that it otherwise  might have continued to hold in order to generate  sufficient cash to make these distributions.

     Investment in REITs. Certain tax-exempt  shareholders,  including qualified pension plans, IRAs, salary deferral arrangements (401(k)s) and other tax-exempt entities,  generally are exempt from federal income taxation except with respect to  their  unrelated  business  taxable  income  (UBTI).  To the  extent  that a
Portfolio invests in a REIT that invests in REMIC residual interests,  a portion of the Portfolio's  income that is attributable to these residual interests (and which is  referred to in the Code as an "excess  inclusion")  will be subject to federal  income  tax in all  events.  Treasury  regulations  that have yet to be issued in final form are  expected to provide  that excess  inclusion  income of regulated  investment  companies,  such as a  Portfolio,  will be  allocated  to shareholders of the regulated  investment company in proportion to the dividends received by such  shareholders,  with the same  consequences  as if you held the related REMIC residual interest  directly.  In general,  excess inclusion income allocated  to  tax-exempt  shareholders  (i)  cannot be offset by net  operating losses (subject to a limited  exception for certain thrift  institutions),  (ii)
will constitute UBTI to entities  (including a qualified pension plan, an IRA, a
401(k) plan or other  tax-exempt  entity)  subject to tax on unrelated  business income,  thereby  potentially  requiring such an entity that is allocated excess inclusion  income,  and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.

     Credit  Default Swap  Agreements.  Certain of the Portfolios may enter into credit  default swap  agreements.  The rules  governing  the tax aspects of swap agreements that provide for contingent non-periodic payments of this type are in a developing stage and are not entirely clear in certain  aspects.  Accordingly, while the Portfolios  intend to account for such transactions in a manner deemed to be  appropriate,  the IRS might not accept  such  treatment.  The  Portfolios intend to monitor  developments in this area. Certain  requirements that must be met under the Code in order for a Portfolio to qualify as a regulated investment company  may limit the extent to which the  Portfolio  will be able to engage in credit default swap agreements.

     Backup  Withholding.  By law, a Portfolio  must  withhold a portion of your taxable dividends and sales proceeds unless you:

                                       103

     o    provide  your  correct  social  security  or  taxpayer  identification number,
     o    certify that this number is correct,
     o    certify that you are not subject to backup withholding, and
     o    certify that you are a U.S. person (including a U.S. resident alien).

     The  Portfolio  also must  withhold if the IRS  instructs it to do so. When withholding  is  required,  the amount will be 28% of any  dividends or proceeds paid.  The special U.S. tax  certification  requirements  applicable to non-U.S.
investors are described under the "Non-U.S. Investors" heading below.

     Non-U.S.  Investors.  Non-U.S. Investors may be subject to U.S. withholding and estate tax and are subject to special U.S. tax  certification  requirements.
Foreign  persons should consult their tax advisors  about the  applicability  of
U.S.  tax  withholding  and the use of the  appropriate  forms to certify  their status.

     In general.  The United States imposes a flat 30% withholding tax (or lower treaty rate) on U.S. source dividends.

     Capital Gain  Dividends & Short-Term  Capital Gain  Dividends.  In general, capital gain dividends  paid by a Portfolio from either  long-term or short-term capital  gains (other than gain  realized on  disposition  of U.S. real property interests) are not subject to U.S.  withholding tax unless you are a nonresident alien  individual  present  in  the  United  States  for  a  period  or  periods aggregating 183 days or more during the taxable year.

     Interest-Related  Dividends.  Also,  interest-related  dividends  paid by a
Portfolio from  qualified  interest  income are not subject to U.S.  withholding tax.  "Qualified  interest income"  includes,  in general,  U.S. source (1) bank deposit interest,  (2) short-term  original discount and (3) interest (including original  issue  discount,  market  discount,  or  acquisition  discount)  on an obligation  which is in  registered  form,  unless it is earned on an obligation issued by a corporation  or  partnership  in which the Portfolio is a 10-percent shareholder or is contingent  interest,  and (4) any  interest-related  dividend from another regulated investment company.

     Limitations on Tax Reporting for Interest-Related  dividends and Short-term
Capital Gain  dividends for non-U.S.  investors.  While a Portfolio  makes every effort to disclose  any amounts of  interest-related  dividends  and  short-term capital gains distributed to its non-U.S. shareholders,  intermediaries who have assumed tax reporting responsibilities on these distributions may not have fully developed  systems that will allow these tax  withholding  benefits to be passed through to them.

     Disposition of a U.S. Real Property Interest. Certain Portfolios may invest in securities of corporations or REITs that invest in real property. The Foreign
Investment  in Real  Property Tax Act of 1980 (FIRPTA)  makes  non-U.S.  persons subject to U.S. tax on disposition of a U.S. real property  interest as if he or she were a U.S.  person.  Such gain is sometimes  referred to as FIRTPA gain. To the extent that a Portfolio  realizes a gain on its  investment  in a U.S.  real property  interest,  or receives a  distribution  from the gain on the sale of a
U.S. real property interest realized on one of its investments,  and passes that gain through to its  shareholders,  such a distribution  when made to a non-U.S.
shareholder  may be  subject  to U.S.  withholding  tax at a rate of 35% and may require the filing of a nonresident U.S. income tax return.

     Disposition  of Portfolio  shares as gain from sale of a U.S. Real Property
Interest.  In addition,  a sale or redemption of Portfolio shares will be FIRPTA gain only if:

     o    The non-U.S.  shareholder  owns more than 5% of a class of RIC shares;
          and

                                       104

     o    More than 50% of the Portfolio's assets consist of
          --   more-than 5% interests in publicly traded companies that are U.S.
               real property holding corporations (USRPHCs),
          --   interests in non-publicly traded companies that are USRPHCs, and
          --   interests in REITs that are not  controlled by U.S.  shareholders where the REIT  shares  are  either  not  publicly  traded or are publicly traded and the Portfolio owns more than 5%; and
     o    Non-U.S.  shareholders  own 50% or more of the value of the  Portfolio shares;  this  last  requirement  sunsets  and  does not  apply  after
          December 31, 2007.

In the unlikely  event a sale of Portfolio  shares  results in FIRPTA gain,  the gain  will be  taxed  as  income  "effectively  connected  with a U.S.  trade or business."  As a result the  non-U.S.  shareholder  will be required to pay U.S.
income tax on such gain and file a nonresident U.S. income tax return.

     Other. Ordinary dividends paid by a Portfolio to non-U.S.  investors on the income earned on portfolio  investments in (i) the stock of domestic and foreign corporations,  and (ii) the debt of foreign  issuers  continue  to be subject to
U.S.  withholding  tax. If you hold your Portfolio  shares in connection  with a
U.S.  trade or business,  your income and gains will be  considered  effectively connected  income and taxed in the U.S. on a net basis, in which case you may be required to file a  nonresident  U.S.  income tax  return.  The  exemption  from withholding for short-term capital gain dividends and interest-related dividends paid by a Portfolio  is  effective  for  dividends  paid with respect to taxable years of the Portfolio  beginning  after December 31, 2004 and before January 1,
2008.

     U.S. Estate Tax. A partial exemption from U.S estate tax may apply to stock in a Portfolio held by the estate of a nonresident decedent.  The amount treated as exempt is based upon the  proportion  of the assets held by the  Portfolio at the end of the quarter immediately  preceding the decedent's death that are debt obligations,  deposits,  or other  property  that would  generally be treated as situated  outside  the  United  States  if held  directly  by the  estate.  This provision  applies to decedents dying after December 31, 2004 and before January
1, 2008.

     U.S Tax Certification  Rules.  Special U.S. tax certification  requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence.  In general, a non-U.S.  shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person,  to claim that you are the beneficial owner of the income and, if applicable,  to claim a reduced rate of, or exemption from,  withholding as a  resident  of a country  with  which the  United  States  has an income tax treaty. A Form W-8BEN provided  without a U.S.  taxpayer  identification  number will  remain in effect for a period  beginning  on the date signed and ending on the last day of the third  succeeding  calendar year unless an earlier change of circumstances makes the information on the form incorrect.

     This discussion of "Dividends,  Distributions and Taxes" is not intended or written to be used as tax advice and does not  purport to deal with all  federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Portfolio.

                                       105

                             PERFORMANCE INFORMATION

     To obtain the Portfolios' most current performance information, please call
(800) 231-8002 or visit www.delawareinvestments.com.

     The  Portfolios  calculate  their  total  returns  for each Class of shares separately on an "annual total return" basis for various periods. Average annual total  return  reflects  the  average  annual  percentage  change in value of an investment in the Class over the measuring period.  Total returns for each Class of shares  also may be  calculated  on an  "aggregate  total  return"  basis for various periods.  Aggregate total return reflects the total percentage change in value over the  measuring  period.  Both  methods of  calculating  total  return reflect  changes in the price of the shares and assume  that any  dividends  and capital gain distributions made by the Portfolios with respect to a Class during the period are reinvested in the shares of that Class. When considering  average total return  figures for periods  longer than one year, it is important to note that the annual  total  return of a Class for any one year in the  period  might have been more or less than the average for the entire  period.  The  Portfolios also may advertise  from time to time the total return of one or more Classes of shares on a year-by-year or other basis for various  specified  periods by means of quotations, charts, graphs or schedules.

                              FINANCIAL STATEMENTS

     Ernst & Young LLP, which is located at 2001 Market Street, Philadelphia, PA
19103, serves as the Independent Registered Public Accounting Firm for the Trust
and, in its  capacity as such,  audits the annual  financial  statements  of the
Portfolios.  Each Portfolio's  Statement of Net Assets,  Statement of Assets and
Liabilities (as  applicable),  Statement of Operations,  Statement of Changes in
Net Assets,  Financial Highlights and Notes to Financial Statements,  as well as the report of Ernst & Young LLP for the fiscal year ended October 31, 2005,  are included  in the  Portfolios'  Annual  Reports to  shareholders.  The  financial statements,  financial highlights, the notes relating thereto and the reports of
Ernst & Young LLP listed above are  incorporated  by  reference  from the Annual
Reports into this Part B.

PRINCIPAL HOLDERS

     As of January 31, 2006,  management believes the following accounts held of record 5% or more of the  outstanding  shares of a Portfolio.  Management has no knowledge of beneficial ownership.

Portfolio                     Name and Address of Account               Percentage

The Large-Cap Growth Equity   Mills College                                 24.41%
 Portfolio                    5000 McArthur Boulevard
                              Oakland, CA 94613-1000

                              University of San Diego                       19.73%
                              5998 Alcala Park HC 320
                              San Diego, CA 92110-2476

                                       106

                              Saturn & Co.                                  14.72%
                              c/o Investors Bank & Trust Co. FBO
                              James Gabbert Charitable Remainder
                              200 Clarendon Street
                              Boston, MA 02116-5021

                              East Bay Regional Park District                9.84%
                              2950 Peralta Oaks Court
                              Oakland, CA 94605-5369

                              Trinity University                             8.70%
                              One Trinity Place
                              San Antonio, TX 78212-7200

                              University of Hawaii Foundation                7.61%
                              2444 Dole Street
                              Bachman Hall 105
                              Honolulu, HI 96822-2399

The Large-Cap Value Equity    Jesuit High School of New Orleans             59.72%
 Portfolio                    4133 Banks Street
                              New Orleans, LA 70119-6883

                              Board of Trustees of the Malpas TRS           17.75%
                              c/o Robert A. Duff
                              911 Fordice Road
                              Lebanon, IN 46052-1938

                              Richard Bland College                         10.45%
                              Foundation Fund
                              11301 Johnson Road
                              Petersburg, VA 23805-7100

The Mid-Cap Growth Equity     UA Plumbers and Steamfitters Local 22         64.24%
 Portfolio                    3651 California Road, Suite 3
                              Orchard Park, NY 14127-1715

                              Roosevelt University                          18.72%
                              430 South Michigan Avenue
                              Chicago, IL 60605-1394

                              SEI Private Trust Co. c/o Suntrust            14.98%
                              FBO:  College of William & Mary
                              One Freedom Valley Drive
                              Oaks, PA 19456

                                       107

The International Equity      Patterson and Company                         29.86%
 Portfolio                    Mutual Funds
                              1525 West WT Harris Boulevard
                              Charlotte, NC 28262-8522

                              First Union Portfolio Strategies Omnibus      11.06%
                              1525 West WT Harris Boulevard
                              Charlotte, NC 28262-8522

                              Patterson and Company                         10.25%
                              Portfolio Strategies Omnibus
                              1525 West WT Harris Boulevard
                              Charlotte, NC 28288-0001

The Intermediate Fixed Income The Healthcare Foundation of NJ               75.43%
 Portfolio                    70 South Orange Avenue, Suite 245
                              Livingston, NJ 07039-4903

                              Freight Drivers & Helpers Local 557           18.81%
                              6650 Belair Road, 2nd Floor
                              Baltimore, MD 21206-1827

The Global Fixed Income       The Dartmouth-Hitchcock Pension                9.88%
 Portfolio                    Group Trust
                              1 Medical Center Drive
                              Lebanon, NH 03756-1000

                              SEI Private Trust Company c/o HSBC             8.46%
                              Attn: Mutual Fund Adminstrator
                              One Freedom Valley Drive
                              Oaks, PA 19456

                              Dartmouth Hitchcock Master                     7.69%
                              Investment Program of Pooled
                              Investment Accounts
                              Attn: Robin F Mackey - Finance Dept.
                              1 Medical Center Drive
                              Lebanon, NH 03756-1000

                              Fifth Third Bank Trustee for                   5.62%
                              Steelcase Inc. Retirement Plan
                              Balanced
                              Bank of New York
                              Attn: Becky Gibson
                              111 Sanders Creek Parkway
                              East Syracuse, NY 13057-1382

                                       108

The International Fixed       Brockton Retirement Board                     27.98%
 Income Portfolio             15 Christy's Drive
                              Brockton, MA 02301-1813

                              Strafe & Co. FAO Lakeland Hospital            23.74%
                              Mutual Fund
                              340 South Cleveland Avenue
                              Westerville, OH 43081-8917

                              Coamerica Bank Trustee                        17.59%
                              Oakwood Pension Plan
                              P.O. Box 75000 M/C
                              Detroit, MI 48275-0001

                              Strafe & Co. Non-Networked                     7.80%
                              FBO Munson Medical Center
                              Ret-Delaware
                              P.O. Box 160
                              Westerville, OH 43086-0160

                              Strafe & Co.                                   6.06%
                              FAO Mercy Memorial Hospital - Delaware
                              Non-Networked
                              P.O. Box 160
                              Westerville, OH 43086-0160

                              Strafe & Co. Non-Networked                     5.73%
                              FBO Mercy Hospital Retirement
                              P.O. Box 160
                              Westerville, OH 43086-0160

The Labor Select              SEIU Pension Plan Master Trust                12.94%
 International                1313 L Street NW
 Equity Portfolio             Washington DC 20005-4101

                              Dingle & Co.                                   6.01%
                              c/o Comerica Bank
                              P.O. Box 75000
                              Detroit, MI 48275-0001

Delaware REIT Fund                                                            None
 Class A

Delaware REIT Fund            MLPF&S for the Sole Benefit                   11.81%
 Class B                      Of Its Customers
                              Attn:  Fund Administration
                              4800 Deer Lake Drive East, 2nd Floor
                              Jacksonville, FL 32246-6484

                                       109

Delaware REIT Fund            MLPF&S for the Sole Benefit                   12.23%
 Class C                      Of Its Customers
                              Attn:  Fund Administration
                              4800 Deer Lake Drive East, 2nd Floor
                              Jacksonville, FL 32246-6484

                              Citigroup Global Markets, Inc.                 5.54%
                              House Account
                              Attn:  Peter Booth, 7th Floor
                              333 West 34th Street
                              New York, NY 10001-2402

Delaware REIT Fund            MLPF&S for the Sole Benefit                   12.10%
 Class R                      Of Its Customers
                              Attn:  Fund Administration
                              4800 Deer Lake Drive East, 2nd Floor
                              Jacksonville, FL 32246-6484

                              Graham Riddle                                  7.60%
                              Jeffery M. Schwartz Trustees
                              FBO National Security Research
                              401(k) Plan
                              2231 Crystal Drive, Suite 500
                              Arlington, VA 22202-3722

                              MG Trust Company Cust FBO                      5.20%
                              Price River Water Improvement
                              District Retirement Plan
                              700 17th Street, Suite 300
                              Denver, CO 80202-3531

Delaware REIT Fund            Fidelity Investments Institutional            20.05%
Institutional Class           Operations Co. FIIOC as Agent
                              For Certain Employee Benefit Plans
                              100 Magellan Way, KW1C
                              Covington, KY 41015-1999

                              Charles Schwab & Co.                          16.43%
                              Spec Custody Account for the EXCL
                              Benefit of Custs Attn:  Mutual Funds
                              101 Montgomery Street
                              San Francisco, CA 94101-4122

                                       110

                              RS DMC Employee MPP Plan                      10.52%
                              Delaware Management Co.
                              Employee Money Purchase Pension
                              c/o Rick Seidel
                              2005 Market Street
                              Philadelphia, PA 19103-7042

The High-Yield Bond           State Street Bank & Trust FBO                 61.55%
 Portfolio                    Georgia State Univ. Foundation, Inc.
                              Cust Gordon E. Davies
                              P.O. Box 3963
                              Atlanta, GA 30303

                              MSSA-ILA Pension Plan                         26.40%
                              260 St. Anthony Street
                              Mobile, AL 36602

                              Mac & Co. LCWF                                12.05%
                              Mutual Funds Operations
                              P.O. Box 3198
                              Pittsburgh, PA 15230-3198

The Emerging Markets          Northern Trust Co. Trustee for the            13.52%
 Portfolio                    Teachers Retirement System of the
                              State of Illinois Master Trust
                              50 South La Salle Street
                              Chicago, IL 60675-0001

                              Children's Healthcare of Atlanta, Inc.        10.53%
                              1584 Tullie Circle NE
                              Atlanta, GA 30329-2311

                              Indiana Public Employees                      10.11%
                              Retirement Fund
                              143 West Market Street
                              Indianapolis, IN 46204-2801

                              Employees' Retirement System of Rhode Island   9.00%
                              Attn:  Joan Caine, Deputy Treasurer
                              40 Fountain Street, 8th Floor
                              Providence, RI 02903-1800

                              Alameda County Employees                       7.71%
                              Retirement Association
                              475 14th Street, Suite 1000
                              Oakland, CA 94612-1916

                                       111

The Small-Cap Growth          Wells Fargo Bank N.A.                         20.10%
 Equity Portfolio             FBO Arkansas Best
                              P.O. Box 1533
                              Minneapolis, MN 55480-1533

                              SEI Private Trust Co. c/o Suntrust            18.62%
                              FBO Genuine Parts Pension
                              One Freedom Valley Drive
                              Oaks, PA 19456

                              First Union Portfolio Strategies Omnibus      15.74%
                              1525 West WT Harris Boulevard
                              Charlotte, NC 28262-8522

                              Northern Trust Cust. FBO Eastern Band of      14.57%
                              Cherokee Indians Minors & Incompetence Fund
                              801 South Canal
                              Chicago, IL 60675-0001

                              Strafe and Co.                                 9.36%
                              FBO TD Williamson
                              P.O. Box 160
                              Westerville, OH 43086-0160

                              Northern Trust Cust. FBO Eastern Band of       8.01%
                              Cherokee Indians Endowment
                              801 South Canal
                              Chicago, IL 60675-0001

                              Patterson and Company                          7.43%
                              Mutual Funds
                              1525 West WT Harris Boulevard
                              Charlotte, NC 28262-8522

The Focus Smid-Cap Growth     DMH Corp                                        100%
Equity Portfolio              Attn:  Rick Salus
                              2005 Market Street, 9th Floor
                              Philadelphia, PA 19103-7042

                                       112

The Smid-Cap Growth           DMH Corp                                        100%
 Equity Portfolio             Attn:  Rick Salus
                              2005 Market Street, 9th Floor
                              Philadelphia, PA 19103-7042

The All-Cap Growth            Teamsters Allied Pension Fund of              46.15%
 Equity Portfolio             Maryland Defined Benefit Plan
                              6650 Belair Road, 2nd Floor
                              Baltimore, MD 21206-1827

                              Bost & Co.                                    39.58%
                              Mutual Funds Operations
                              P.O. Box 3198
                              Pittsburgh, PA 15230-3198

                              Lincoln National Life Insurance Co.           10.96%
                              1300 South Clinton Street
                              Fort Wayne, IN 46802-3518

The Core Focus Fixed          The Newspaper Guild International Pension     28.59%
 Income Portfolio             Fund
                              501 3rd Street, NW, 6th Floor
                              Washington, D.C. 20001-2760

                              Laborers Local No. 754 Pension Fund           22.62%
                              215 Old Nyack Turnpike
                              Chestnut Ridge, NY 10977-5369

                              Bricklayers & Allied Craftworkers             13.04%
                              NY Local 3 (Rochester Chapter)
                              3750 Monroe Avenue
                              Rochester, NY 14534-1302

                              Plumbers & Pipefitters Local 421              12.32%
                              Pension Fund
                              c/o Core Management Resource Group
                              P.O. Box 1755
                              Macon, GA 31202-1755

                              Mercury & Co.                                  9.25%
                              c/o Investors Bank & Trust Co.
                              200 Clarendon Street
                              Boston, MA 02116-5021

                              DMH Corp                                       7.26%
                              Attn:  Rick Salus
                              2005 Market Street, 9th Floor
                              Philadelphia, PA 19103-7042

The Core Plus Fixed           Frost National Bank Custodian                 16.37%
 Income Portfolio             For Baptist Health Foundation
                              P.O. Box 2950
                              San Antonio, TX 78299-2950

                                       113

                              Local 888 Pension Fund                        14.33%
                              6 Gramatan Ave.
                              Mount Vernon, NY 10550-3208

                              City of Ocala General Employees' Retirement    9.17%
                              System
                              P.O. Box 1270
                              Ocala, FL 34478-1270

                              Wells Fargo Bank, N.A.                         8.27%
                              FBO NCHS General Cash
                              P.O. Box 1533
                              Minneapolis, MN 55480-1533

                              Charles River Laboratories, Inc.               6.61%
                              Defined Benefit Plan
                              Attn:  Holly LeMay
                              251 Ballardvale Street
                              Wilmington, MA 01887-1000

                              Wells Fargo Bank, N.A.                         5.37%
                              FBO NCHS Pension District
                              P.O. Box 1533
                              Minneapolis, MN 55480-1533

                              Medamerica Health Systems                      5.30%
                              Pooled Fund Account
                              One Wyoming Street
                              Dayton, OH 45409-2722

                              Des Moines University Osteopathic Medical      5.00%
                              Center
                              Attn: Stephen Dengle
                              3200 Grand Avenue
                              Des Moines, IA 50312-4198

The Real Estate Investment    Lincoln National Life Insurance Co.             100%
 Trust Portfolio              1300 South Clinton Street
                              Fort Wayne, IN 46802-3518

The Real Estate Investment    Meredith College                              19.55%
Trust Portfolio II            3800 Hillsborough Street
                              Raleigh NC 27607-5298

                              Prince William Hospital                       19.14%
                              8650 Sudley Road #411
                              Manassas, VA 20110-4416

                                       114

                              Saxon and Co.                                 13.36%
                              P.O. Box 7780-1888
                              Philadelphia, PA 19182-0001

                              Wachovia Bank N.A.                            11.22%
                              FBO City of Allentown
                              1525 West WT Harris Boulevard NC 1151
                              Charlotte, NC  28288-0001

                              SEI Private Trust Co.                         11.16%
                              FBO ID 940 Harris Bank
                              One Freedom Valley Drive
                              Oaks, PA 19456

                              Mac & Co.                                      9.23%
                              Mutual Funds Operations
                              P.O. Box 3198
                              525 William Penn Place
                              Pittsburgh, PA 15219-1707

                              St. Edwards University Inc.                    8.72%
                              3001 South Congress Avenue
                              Austin, TX 78704-6489

                              National Cit Bank TTEE                         7.22%
                              Lexington Theological Seminary
                              Attn: Trust Mutual Funds
                              4100 West 150th Street
                              Cleveland, OH 44135-1304

                                       115

                       APPENDIX A--DESCRIPTION OF RATINGS

Bonds
     Excerpts from Moody's  description  of its bond ratings:  Aaa--judged to be the best quality.  They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards;  A--possess favorable attributes and are considered  "upper medium" grade  obligations;  Baa--considered  as medium grade obligations.  Interest  payments and principal  security appear adequate for the
present   but   certain   protective   elements   may  be   lacking  or  may  be
characteristically  unreliable over any great length of time; Ba--judged to have speculative elements;  their future cannot be considered as well assured.  Often the  protection  of interest and  principal  payments  may be very  moderate and thereby  not well  safeguarded  during  both good and bad times over the future.
Uncertainty of position  characterizes  bonds in this class;  B--generally  lack characteristics of the desirable investment. Assurance of interest and principal payments or of  maintenance  of other terms of the contract over any long period of time may be small;  Caa--are of poor standing.  Such issues may be in default or there may be  present  elements  of  danger  with  respect  to  principal  or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other  marked  shortcomings;  C--the  lowest rated  class of bonds and issues so rated can be  regarded  as having  extremely poor prospects of ever attaining any real investment standing.

     Excerpts from S&P's  description  of its bond ratings:  AAA--highest  grade obligations.  They possess the ultimate degree of protection as to principal and interest;  AA--also  qualify as high grade  obligations,  and in the majority of instances  differ from AAA issues only in a small degree;  A--strong  ability to pay  interest  and repay  principal  although  more  susceptible  to  changes in circumstances;  BBB--regarded as having an adequate capacity to pay interest and repay  principal;  BB,  B,  CCC,  CC--regarded,  on  balance,  as  predominantly speculative  with  respect to capacity to pay  interest  and repay  principal in accordance with the terms of the  obligation.  BB indicates the lowest degree of speculation  and CC the  highest  degree of  speculation.  While  such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse  conditions;  C--reserved for income bonds on which no interest is being paid; D--in default,  and payment of interest and/or repayment of principal is in arrears.

     Excerpts  from  Fitch's   description  of  its  bond  ratings:   AAA--Bonds
considered to be investment grade and of the highest credit quality. The obligor has an exceptionally  strong ability to pay interest and repay principal,  which
is  unlikely  to  be  affected  by  reasonably  foreseeable  events;   AA--Bonds
considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay  principal is very strong,  although not quite as strong as bonds rated AAA.  Because  bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments,  short-term debt of these  issuers  is  generally  rated  F-1+;  A--Bonds  considered  to be investment  grade and of high  credit  quality.  The  obligor's  ability  to pay interest  and  repay  principal  is  considered  to be  strong,  but may be more vulnerable to adverse  changes in economic  conditions  and  circumstances  that bonds with higher ratings;  BBB--Bonds  considered to be investment grade and of satisfactory  credit  quality.  The obligor's  ability to pay interest and repay principal is considered to be adequate.  Adverse changes in economic  conditions and  circumstances,  however,  are more likely to have  adverse  impact on these bonds, and therefore  impair timely payment.  The likelihood that the ratings of these  bonds  will fall  below  investment  grade is higher  than for bonds with higher ratings;  BB--Bonds are considered speculative.  The obligor's ability to pay interest and repay  principal may be affected over time by adverse  economic changes.  However,  business and financial  alternatives can be identified which could assist the obligor in satisfying its debt service  requirements;  B--Bonds are  considered  highly  speculative.  While  bonds in this class are  currently meeting debt service  requirements,  the probability of continued timely payment of principal and interest  reflects the obligor's  limited  margin of safety and the need for reasonable  business and economic  activity  throughout the life of the issue;  CCC--Bonds have certain identifiable  characteristics  which, if not

                                       116

remedied,  may lead to  default.  The  ability to meet  obligations  requires an
advantageous  business  and  economic   environment;   CC--Bonds  are  minimally
protected.  Default in payment of interest and/or  principal seems probable over time; C--Bonds are in imminent default in payment of interest or principal;  and
DDD, DD and D--Bonds are in default on interest and/or principal payments.  Such bonds  are  extremely  speculative  and  should  be valued on the basis of their ultimate recovery value in liquidation or  reorganization of the obligor.  "DDD"
represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

     Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category.  Plus and minus signs, however, are not used in the "AAA" category.

Commercial Paper
     Excerpts  from  Moody's  description  of its two highest  commercial  paper
ratings:   P-1--the  highest  grade  possessing   greatest  relative   strength;
P-2--second  highest grade  possessing  less relative  strength than the highest grade.

     Excerpts  from  S&P's  description  of its  two  highest  commercial  paper ratings:  A-1--judged to be the highest investment grade category possessing the highest  relative  strength;  A-2--investment  grade  category  possessing  less relative strength than the highest rating.

                                       117